UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Stephen Tate, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2022

Date of reporting period:	January 1, 2022 – December 31, 2022

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam Variable Trust

Putnam VT Global Asset Allocation Fund

Annual report

12 | 31 | 22

Message from the Trustees

February 14, 2023

Dear Shareholder:

As an investor, you might be happy to see 2022 in the rearview mirror. High inflation and aggressive interest-rate increases from the U.S. Federal Reserve contributed to market volatility and negative returns for stocks and bonds. Fortunately, toward the end of the year, we  saw both inflation levels and Fed actions begin to moderate somewhat.

Although we still face high inflation and uncertainty on how much the economy will slow because of higher interest rates, we believe financial market performance might be better in 2023 as compared with 2022. Historically, stocks and bonds have recovered from bear markets like the one we are experiencing. Be assured that our investment teams are actively researching securities with attractive potential and working to keep portfolio risks in check.

Thank you for investing with Putnam.

Performance summary (as of 12/31/22)

Investment objective
Long-term return consistent with the preservation of capital

Net asset value December 31, 2022

Class IA: $15.19	Class IB: $15.44

Annualized total return at net asset value (as of 12/31/22)

				Putnam
	Class IA	Class IB		Balanced
	shares	shares	Russell 3000®	Blended
	(2/1/88)	(4/30/98)	Index	Benchmark
1 year	–15.82%	–16.03%	–19.21%	–15.86%
5 years	3.40	3.14	8.79	4.99
10 years	6.79	6.53	12.13	7.27
Life of fund	7.25	7.05	10.39	—

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

The fund’s custom benchmark, the Putnam Balanced Blended Benchmark, was introduced on 12/31/94, which post-dates the inception of the fund.

The Russell 3000® Index is an unmanaged index of the 3,000 largest U.S. companies.

The Putnam Balanced Blended Benchmark is a blended benchmark administered by Putnam Management and comprises 50% the Russell 3000® Index, 35% the Bloomberg U.S. Aggregate Bond Index, 10% the MSCI EAFE Index (ND), and 5% the JPMorgan Developed High Yield Index. The Bloomberg U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed income securities. The MSCI EAFE Index (ND) is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed income securities issued in developed countries.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. Performance of class IB shares before their inception is derived from the historical performance of class IA shares, adjusted to reflect the higher operating expenses applicable to such shares. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

Putnam VT Global Asset Allocation Fund	1

Report from your fund’s managers

Please describe investing conditions for the 12-month reporting period ended December 31, 2022.

Global financial markets were challenged by high inflation, rising interest rates, supply chain disruptions, and the Russia-Ukraine War. China’s zero-Covid-19 policy also caused periodic lockdowns, which stoked recessionary concerns.

To help tame multidecade-high inflation, the U.S. Federal Reserve raised interest rates from 0.00%–0.25% at the start of the period to 4.25%–4.50% at period-end. This pushed the yields on short-term bonds above long-term bonds, causing the yield curve to flatten or invert at times. The yield on the 10-year U.S. Treasury rose from 1.52% at the start of the period to 3.88% at period-end.

International stocks outperformed U.S. stocks for the period. The MSCI EAFE Index [ND] returned –14.45% compared with a return of –18.11% for the S&P 500® Index, a measure of common stock performance. Investment-grade corporate bonds, as measured by the Bloomberg U.S. Aggregate Bond Index, returned –13.01%. High-yield bonds, as measured by the JPMorgan Developed High Yield Index, fared better with a return of –10.47%.

How did Putnam VT Global Asset Allocation Fund perform for the reporting period?

The fund’s class IA shares returned –15.82%, outperforming the Putnam Balanced Blended Benchmark, which returned –15.86% for the period. This custom index comprises 50% the Russell 3000 Index, 35% the Bloomberg U.S. Aggregate Bond Index, 10% the MSCI EAFE Index [ND], and 5% the JPMorgan Developed High Yield Index. The fund also outperformed its all-stock benchmark, the Russell 3000 Index, which returned –19.21% for the period.

What strategies affected the fund’s performance during the reporting period?

Overall, dynamic asset allocation decisions detracted slightly in calendar 2022, with the portfolio adjusting its tactical allocation mix numerous times over the course of the year. Relative to the custom benchmark, our equity positioning ranged from modestly overweight to modestly underweight during the first half of the year, which lifted performance as stocks were volatile due to the Russia-Ukraine War, inflation, and monetary policy tightening. We moved the position to underweight in the middle of November 2022 and maintained this position through year-end.

An out-of-benchmark commodities position, initiated at the beginning of March 2022, weighed on performance. As a result of the Russia-Ukraine War and reductions in Covid-19 restrictions, we anticipated there would be a significant global demand for commodities. However, a strong U.S. dollar served as a headwind. We maintained this long position through period-end.

In fixed income, our positioning in interest-rate risk and credit risk remained close to that of the custom benchmark and did not have a significant impact on performance for the period.

Overall, our security selection decisions boosted performance. Our quantitative U.S. large-cap core equity strategy was additive. In quantitative strategies, our team analyzes stock market history to identify characteristics of stocks [factors] that have excess risk-adjusted returns. During the period, our valuation factors performed well relative to the benchmark. Selection within our high-yield fixed income strategy contributed a small gain. Strategic global macroeconomic trades in equities and fixed income performed moderately well, which also aided results.

How were derivatives used during the reporting period?

We used futures to help manage the portfolio’s exposure to market risk, equitize cash, hedge interest-rate and prepayment risks, and gain exposure to interest rates.

As the fund begins a new fiscal year, what is your outlook?

As we enter 2023, we expect high inflation, monetary policy tightening, the war in Ukraine, and recession fears will continue to weigh on market sentiment for the foreseeable future.

Our near-term outlook for equities is bearish. We believe the market has been too optimistic regarding a Fed policy pivot. In our view, the Fed is likely to raise interest rates more than the market anticipates, which could trigger a recession. This would be negative for equity markets, in our view.

Our near-term outlook for rate-sensitive fixed income is neutral. Duration exposure is negatively impacted by higher interest rates. This view is tempered by deteriorating economic data and heightened recession risk, which could be a catalyst for interest rates to move lower.

Our view on commodities is slightly bullish. A strengthening U.S. dollar, rising real yields, and building recessionary forces are head-winds for commodities, in our view. However, in the medium term, we believe supply constraints are a reason to be bullish.

Against this backdrop, we continue to have conviction in our investment strategies given our ability to adapt the portfolios to changing market conditions.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Consider these risks before investing: Allocation of assets among asset classes may hurt performance. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, asset class, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings.

International investing involvescurrency, economic, and political risks. Emerging market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings

2	Putnam VT Global Asset Allocation Fund

disappointments, and value stocks may fail to rebound. Funds that invest in government securities are not guaranteed. Mortgage-backed investments, unlike traditional debt investments, are also subject to prepayment risk, which means that they may increase in value less than other bonds when interest rates decline and decline in value more than other bonds when interest rates rise. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Default risk is generally higher for non-qualified mortgages. Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. The use of derivatives may increase these risks by increasing investment exposure (which may be considered leverage) or, in the case of over-the-counter instruments, because of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations.

Our investment techniques, analyses, and judgments may not produce the outcome we intend. The investments we select for the fund may not perform as well as other securities that we do not select for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could have a negative effect on the fund. You can lose money by investing in the fund.

Your fund’s managers also manage other accounts advised by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Putnam VT Global Asset Allocation Fund	3

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay onetime transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The two left-hand columns of the Expenses per $1,000 table show the expenses you would have paid on a $1,000 investment in your fund from 7/1/22 to 12/31/22. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the Expenses per $1,000 table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expense ratios

	Class IA	Class IB
Total annual operating expenses for the fiscal
year ended 12/31/21	0.84%	1.09%
Annualized expense ratio for the six-month
period ended 12/31/22*	0.86%	1.11%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

*Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

Expenses and value for a
	Expenses and value for a		$1,000 investment, assuming
	$1,000 investment, assuming		a hypothetical 5% annualized
	actual returns for the		return for the 6 months
	6 months ended 12/31/22		ended 12/31/22
	Class IA	Class IB	Class IA	Class IB
Expenses paid
per $1,000*†	$4.35	$5.62	$4.38	$5.65
Ending value
(after
expenses)	$1,008.60	$1,007.20	$1,020.87	$1,019.61

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/22. The expense ratio may differ for each share class.

†Expenses based on actual returns are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period (184); and then dividing that result by the number of days in the year (365). Expenses based on a hypothetical 5% return are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period (184); and then dividing that result by the number of days in the year (365).

4	Putnam VT Global Asset Allocation Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Putnam Variable Trust and Shareholders of
Putnam VT Global Asset Allocation Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam VT Global Asset Allocation Fund (one of the funds constituting Putnam Variable Trust, referred to hereafter as the “Fund”) as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statement of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 14, 2023

We have served as the auditor of one or more investment companies in the Putnam Investments family of funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

Putnam VT Global Asset Allocation Fund	5

The fund’s portfolio 12/31/22

COMMON STOCKS (71.2%)*	Shares	Value

Basic materials (2.5%)
Alcoa Corp.	1,602	$72,843
Anglo American PLC (London Exchange)
(United Kingdom)	2,827	110,614
BHP Group, Ltd. (ASE Exchange) (Australia)	1,173	36,442
BHP Group, Ltd. (London Exchange) (Australia)	486	15,100
BlueScope Steel, Ltd. (Australia)	4,627	53,051
Builders FirstSource, Inc. †	999	64,815
CF Industries Holdings, Inc.	4,061	345,997
Compagnie de Saint-Gobain (France)	2,386	116,594
Corteva, Inc.	7,260	426,743
CRH PLC (Ireland)	1,168	46,273
Dow, Inc.	1,312	66,112
Eiffage SA (France)	566	55,692
Freeport-McMoRan, Inc. (Indonesia)	2,045	77,710
Glencore PLC (United Kingdom)	20,127	134,413
Misumi Group, Inc. (Japan)	400	8,775
Nitto Denko Corp. (Japan)	1,000	58,290
OCI NV (Netherlands)	1,095	39,173
Olin Corp.	1,229	65,063
Reliance Steel & Aluminum Co.	298	60,327
Rio Tinto PLC (United Kingdom)	1,291	90,493
Sealed Air Corp.	1,256	62,649
Sherwin-Williams Co. (The)	282	66,927
Shin-Etsu Chemical Co., Ltd. (Japan)	1,000	123,628
South32, Ltd. (Australia)	8,853	24,110
TopBuild Corp. †	435	68,073
WestRock Co.	1,713	60,229
Weyerhaeuser Co. R	4,510	139,775
		2,489,911
Capital goods (3.8%)
Allison Transmission Holdings, Inc.	2,222	92,435
ASSA ABLOY AB Class B (Sweden)	1,199	25,704
BAE Systems PLC (United Kingdom)	11,687	120,944
Carrier Global Corp.	1,685	69,506
Caterpillar, Inc.	325	77,857
Cummins, Inc.	252	61,057
Dassault Aviation SA (France)	129	21,846
Eaton Corp. PLC	371	58,228
Emerson Electric Co.	673	64,648
Fortive Corp.	5,973	383,765
GEA Group AG (Germany)	963	39,378
General Dynamics Corp.	3,007	746,067
HEICO Corp.	411	63,146
Honeywell International, Inc.	280	60,004
ITT, Inc.	746	60,501
Johnson Controls International PLC	1,167	74,688
Legrand SA (France)	1,297	103,878
LKQ Corp.	1,112	59,392
Lockheed Martin Corp.	1,486	722,924
Mitsubishi Heavy Industries, Ltd. (Japan)	2,200	87,738
Nordson Corp.	274	65,135
Otis Worldwide Corp.	814	63,744
Parker Hannifin Corp.	191	55,581
Prysmian SpA (Italy)	1,128	41,851
Raytheon Technologies Corp.	644	64,992
Republic Services, Inc.	1,094	141,115
Spirax-Sarco Engineering PLC (United Kingdom)	398	51,075
Tetra Tech, Inc.	443	64,319

COMMON STOCKS (71.2%)* cont.	Shares	Value

Capital goods cont.
Textron, Inc.	1,570	$111,156
Waste Management, Inc.	368	57,732
		3,710,406
Communication services (2.3%)
Altice USA, Inc. Class A †	13,295	61,157
American Tower Corp. R	3,689	781,552
AT&T, Inc.	23,901	440,017
Comcast Corp. Class A	3,180	111,205
Crown Castle, Inc. R	474	64,293
KDDI Corp. (Japan)	3,900	118,331
SBA Communications Corp. R	210	58,865
Telstra Group, Ltd. (Australia)	37,700	102,416
Verizon Communications, Inc.	13,601	535,879
		2,273,715
Communications equipment (0.2%)
arista Networks, Inc. †	482	58,491
Telefonaktiebolaget LM Ericsson
Class B (Sweden)	17,339	101,194
		159,685
Computers (6.3%)
Apple, Inc.	28,586	3,714,179
Cisco Systems, Inc./Delaware	13,487	642,521
Dropbox, Inc. Class A †	2,725	60,986
Fortinet, Inc. †	1,207	59,010
Fujitsu, Ltd. (Japan)	900	120,798
MongoDB, Inc. †	405	79,720
NetApp, Inc.	917	55,075
Pure Storage, Inc. Class A †	9,697	259,492
RingCentral, Inc. Class A †	1,784	63,154
ServiceNow, Inc. †	145	56,299
Smartsheet, Inc. Class A †	2,226	87,615
Snowflake, Inc. Class A †	484	69,473
SS&C Technologies Holdings, Inc.	1,231	64,086
Synopsys, Inc. †	2,586	825,684
Zscaler, Inc. †	433	48,453
		6,206,545
Conglomerates (0.8%)
3M Co.	508	60,919
AMETEK, Inc.	2,932	409,659
General Electric Co.	828	69,378
Marubeni Corp. (Japan)	9,700	111,974
Mitsui & Co., Ltd. (Japan)	4,000	117,434
		769,364
Consumer cyclicals (7.9%)
ADT, Inc.	3,407	30,901
Amazon.com, Inc. †	15,295	1,284,780
Aristocrat Leisure, Ltd. (Australia)	4,504	93,591
Automatic Data Processing, Inc.	292	69,747
Autonation, Inc. †	526	56,440
AutoZone, Inc. †	207	510,499
Bandai Namco Holdings, Inc. (Japan)	1,700	107,694
BJ’s Wholesale Club Holdings, Inc. †	854	56,501
Booking Holdings, Inc. †	454	914,937
Booz Allen Hamilton Holding Corp.	591	61,771
Boyd Gaming Corp.	1,182	64,454
Capri Holdings, Ltd. †	1,178	67,523
Casey’S General Stores, Inc.	116	26,025
Cintas Corp.	419	189,229
CoStar Group, Inc. †	807	62,365
Dolby Laboratories, Inc. Class A	892	62,922
Dollar General Corp.	254	62,548

6	Putnam VT Global Asset Allocation Fund

COMMON STOCKS (71.2%)* cont.	Shares	Value

Consumer cyclicals cont.
Dr. Ing. h.c. F. Porsche AG (Preference)
(Germany) †	44	$4,463
Expedia Group, Inc. †	3,862	338,311
FactSet Research Systems, Inc.	155	62,188
Ford Motor Co.	4,813	55,975
Gartner, Inc. †	881	296,139
General Motors Co.	10,381	349,217
Genuine Parts Co.	983	170,560
Hermes International (France)	84	129,931
Home Depot, Inc. (The)	178	56,223
Industria de Diseno Textil SA (Spain)	4,338	115,394
Jardine Matheson Holdings, Ltd. (Hong Kong)	500	25,450
JD Sports Fashion PLC (United Kingdom)	35,155	53,615
La Francaise des Jeux SAEM (France)	422	16,976
Lennar Corp. Class A	726	65,703
Lowe’s Cos., Inc.	336	66,945
LVMH Moet Hennessy Louis Vuitton SA (France)	120	87,336
Macy’s, Inc.	3,110	64,222
Marriott International, Inc./MD Class A	447	66,554
Mastercard, Inc. Class A	93	32,339
Moncler SpA (Italy)	900	47,689
New York Times Co. (The) Class A	1,696	55,052
Nexstar Media Group, Inc. Class A	335	58,635
Nintendo Co., Ltd. (Japan)	3,100	130,671
NVR, Inc. †	15	69,189
O’Reilly Automotive, Inc. †	102	86,091
Owens Corning	700	59,710
Pandora A/S (Denmark)	704	49,465
PayPal Holdings, Inc. †	767	54,626
Penske Automotive Group, Inc.	491	56,431
Porsche Automobil Holding SE
(Preference) (Germany)	350	19,197
Stellantis NV (Italy)	8,026	114,008
Tapestry, Inc.	1,681	64,012
Tesla, Inc. †	3,152	388,263
Toast, Inc. Class A †	3,573	64,421
Toll Brothers, Inc.	1,943	96,995
Toyota Motor Corp. (Japan)	300	4,143
Trade Desk, Inc. (The) Class A †	1,263	56,620
Volkswagen AG (Preference) (Germany)	836	104,184
Walmart, Inc.	537	76,141
Walt Disney Co. (The) †	663	57,601
Warner Bros Discovery, Inc. †	5,808	55,060
Wolters Kluwer NV (Netherlands)	166	17,371
Wyndham Hotels & Resorts, Inc.	878	62,610
		7,627,653
Consumer staples (7.1%)
Airbnb, Inc. Class A † S	2,731	233,501
Albertsons Cos., Inc. Class A	3,101	64,315
British American Tobacco PLC (United Kingdom)	311	12,338
Carlsberg A/S Class B (Denmark)	101	13,422
CK Hutchison Holdings, Ltd. (Hong Kong)	11,500	69,025
Coca-Cola Co. (The)	17,094	1,087,349
Coca-Cola HBC AG (Italy)	2,227	53,120
Coles Group, Ltd. (Australia)	5,854	66,641
Colgate-Palmolive Co.	814	64,135
Costco Wholesale Corp.	124	56,606
Diageo PLC (United Kingdom)	1,946	85,871
DoorDash, Inc. Class A †	1,272	62,099
Hershey Co. (The)	283	65,534

COMMON STOCKS (71.2%)* cont.	Shares	Value

Consumer staples cont.
Imperial Brands PLC (United Kingdom)	4,443	$111,241
ITOCHU Corp. (Japan)	1,100	34,750
Kesko Oyj Class B (Finland)	1,223	26,995
Keurig Dr Pepper, Inc.	1,578	56,271
Koninklijke Ahold Delhaize NV (Netherlands)	3,992	114,694
Kraft Heinz Co. (The)	1,586	64,566
L’Oreal SA (France)	415	148,197
ManpowerGroup, Inc.	703	58,497
McDonald’s Corp.	213	56,132
McDonald’s Holdings Co. (Japan), Ltd. (Japan)	1,100	41,866
Mondelez International, Inc. Class A	933	62,184
Nestle SA (Switzerland)	1,156	133,947
Netflix, Inc. †	216	63,694
PepsiCo, Inc.	2,665	481,459
Philip Morris International, Inc.	9,542	965,746
Procter & Gamble Co. (The)	8,046	1,219,452
Recruit Holdings Co., Ltd. (Japan)	4,100	130,491
Sodexo SA (France)	369	35,344
Sysco Corp.	746	57,032
Tyson Foods, Inc. Class A	903	56,212
Uber Technologies, Inc. †	24,507	606,058
Ulta Beauty, Inc. †	138	64,732
Unilever PLC (United Kingdom)	2,749	138,985
US Foods Holding Corp. †	871	29,631
Wendy’s Co. (The)	1,357	30,709
WH Group, Ltd. (Hong Kong)	56,000	32,572
Yakult Honsha Co., Ltd. (Japan)	1,400	91,314
		6,846,727
Electronics (2.6%)
Agilent Technologies, Inc.	508	76,022
Broadcom, Inc.	455	254,404
Hamamatsu Photonics KK (Japan)	600	28,894
Hirose Electric Co., Ltd. (Japan)	100	12,649
Hoya Corp. (Japan)	1,200	116,169
Keysight Technologies, Inc. †	366	62,612
Lattice Semiconductor Corp. †	2,605	169,012
NVIDIA Corp.	4,844	707,902
Qualcomm, Inc.	6,833	751,220
STMicroelectronics NV (France)	3,092	109,208
TDK Corp. (Japan)	2,900	95,790
Thales SA (France)	637	81,348
Trimble Inc. †	532	26,898
		2,492,128
Energy (3.4%)
APA Corp.	1,380	64,418
BP PLC (United Kingdom)	29,618	170,046
Cheniere Energy, Inc.	2,773	415,839
Chevron Corp.	433	77,719
ConocoPhillips	500	59,000
Enphase Energy, Inc. †	240	63,590
Equinor ASA (Norway)	3,381	121,411
Exxon Mobil Corp.	8,175	901,703
Marathon Oil Corp.	15,269	413,332
Marathon Petroleum Corp.	4,881	568,100
Occidental Petroleum Corp.	937	59,022
OMV AG (Austria)	584	30,069
Range Resources Corp.	2,281	57,071
Repsol SA (Spain)	3,507	55,748
Shell PLC (London Exchange) (United Kingdom)	3,931	110,540
Targa Resources Corp.	912	67,032
Valero Energy Corp.	453	57,468
		3,292,108

Putnam VT Global Asset Allocation Fund	7

COMMON STOCKS (71.2%)* cont.	Shares	Value

Financials (10.5%)
3i Group PLC (United Kingdom)	5,460	$88,551
Affiliated Managers Group, Inc.	399	63,214
Allianz SE (Germany)	227	48,817
Ally Financial, Inc.	2,372	57,995
American Express Co.	412	60,873
American Financial Group, Inc.	428	58,756
American International Group, Inc.	10,234	647,198
Ameriprise Financial, Inc.	1,076	335,034
Ares Management Corp. Class A	802	54,889
AvalonBay Communities, Inc. R	389	62,831
Aviva PLC (United Kingdom)	12,080	64,667
Banco Bilbao Vizcaya Argentaria SA (Spain)	21,015	126,740
Bank Leumi Le-Israel BM (Israel)	10,312	85,985
Barclays PLC (United Kingdom)	21,222	40,670
Berkshire Hathaway, Inc. Class B †	661	204,183
Blackstone, Inc.	667	49,485
Brixmor Property Group, Inc. R	2,714	61,526
Brown & Brown, Inc.	1,048	59,705
Camden Property Trust R	512	57,283
Capital One Financial Corp.	2,332	216,783
Carlyle Group, Inc. (The)	8,643	257,907
CBRE Group, Inc. Class A †	840	64,646
Charles Schwab Corp. (The)	864	71,937
Chubb, Ltd.	340	75,004
Citigroup, Inc.	13,887	628,109
CK Asset Holdings, Ltd. (Hong Kong)	12,133	74,690
Comerica, Inc.	862	57,625
CubeSmart R	1,555	62,589
DBS Group Holdings, Ltd. (Singapore)	5,000	126,624
Deutsche Bank AG (Germany)	1,139	12,909
Discover Financial Services	4,044	395,625
DNB Bank ASA (Norway)	492	9,765
East West Bancorp, Inc.	874	57,597
Equitable Holdings, Inc.	9,972	286,196
Equity Lifestyle Properties, Inc. R	991	64,019
Equity Residential R	931	54,929
Eurazeo SE (France)	198	12,314
Extra Space Storage, Inc. R	392	57,695
Fifth Third Bancorp	1,801	59,091
Gaming and Leisure Properties, Inc. R	1,211	63,081
Gjensidige Forsikring ASA (Norway)	647	12,693
Goldman Sachs Group, Inc. (The)	1,015	348,531
Goodman Group (Australia) R	7,523	88,919
Industrivarden AB Class A (Sweden)	774	18,803
Intercontinental Exchange, Inc.	568	58,271
Investor AB Class B (Sweden)	6,913	124,919
Israel Discount Bank, Ltd. Class A (Israel)	6,296	33,100
Japan Post Holdings Co., Ltd. (Japan)	14,300	120,892
Jones Lang LaSalle, Inc. †	375	59,764
JPMorgan Chase & Co.	9,424	1,263,758
L E Lundbergforetagen AB Class B (Sweden)	208	8,852
Life Storage, Inc. R	1,822	179,467
Lloyds Banking Group PLC (United Kingdom)	221,669	121,693
Loews Corp.	1,102	64,280
MetLife, Inc.	8,329	602,770
MGIC Investment Corp.	6,566	85,358
Mitsubishi Estate Co., Ltd. (Japan)	8,100	105,601
Mitsui Fudosan Co., Ltd. (Japan)	800	14,733
Mizrahi Tefahot Bank, Ltd. (Israel)	1,036	33,570

COMMON STOCKS (71.2%)* cont.	Shares	Value

Financials cont.
National Australia Bank, Ltd. (Australia)	6,909	$141,402
NN Group NV (Netherlands)	269	10,988
Nomura Real Estate Holdings, Inc. (Japan)	1,300	28,033
Nordea Bank ABP (Finland)	8,536	91,357
Partners Group Holding AG (Switzerland)	117	103,353
Prologis, Inc. R	555	62,565
Public Storage R	227	63,603
Reinsurance Group of America, Inc.	745	105,857
Sampo Oyj Class A (Finland)	2,252	117,688
Sekisui Chemical Co., Ltd. (Japan)	1,300	18,276
Simon Property Group, Inc. R	533	62,617
SLM Corp.	4,064	67,462
Spirit Realty Capital, Inc. R	1,513	60,414
Synchrony Financial	1,917	62,993
UBS Group AG (Switzerland)	3,526	65,608
Umpqua Holdings Corp.	3,345	59,708
Unum Group	1,537	63,063
Vicinity, Ltd. (Australia) R	27,565	37,535
Virtu Financial, Inc. Class A	3,648	74,456
W.R. Berkley Corp.	880	63,862
Wells Fargo & Co.	10,922	450,969
Wintrust Financial Corp.	745	62,967
Zurich Insurance Group AG (Switzerland)	103	49,269
		10,207,556
Health care (10.3%)
Abbott Laboratories	7,620	836,600
AbbVie, Inc.	5,325	860,573
AmerisourceBergen Corp.	402	66,615
Amgen, Inc.	232	60,932
AstraZeneca PLC (United Kingdom)	347	47,060
Bio-Rad Laboratories, Inc. Class A †	152	63,914
bioMerieux (France)	216	22,641
Boston Scientific Corp. †	1,455	67,323
Bristol-Myers Squibb Co.	8,165	587,472
Cardinal Health, Inc.	833	64,033
Cigna Corp.	202	66,931
CVS Health Corp.	9,615	896,022
Danaher Corp.	227	60,250
Edwards Lifesciences Corp. †	779	58,121
Elevance Health, Inc.	256	131,320
Eli Lilly and Co.	2,827	1,034,230
Exelixis, Inc. †	3,767	60,423
Ginkgo Bioworks Holdings, Inc. † S	34,691	58,628
Hologic, Inc. †	858	64,187
Humana, Inc.	140	71,707
Illumina, Inc. †	286	57,829
Incyte Corp. †	739	59,356
Intuitive Surgical, Inc. †	230	61,031
Ipsen SA (France)	195	20,978
IQVIA Holdings, Inc. †	277	56,755
Johnson & Johnson	346	61,121
McKesson Corp.	153	57,393
Medibank Private, Ltd. (Australia)	5,083	10,209
Medtronic PLC	3,957	307,538
Merck & Co., Inc.	9,780	1,085,091
Merck KGaA (Germany)	608	117,736
Mettler-Toledo International, Inc. †	44	63,600
Molina Healthcare, Inc. †	569	187,895
Novartis AG (Switzerland)	2,503	226,276
Novo Nordisk A/S Class B (Denmark)	1,878	253,579

8	Putnam VT Global Asset Allocation Fund

COMMON STOCKS (71.2%)* cont.	Shares	Value

Health care cont.
Olympus Corp. (Japan)	3,600	$64,517
Ono Pharmaceutical Co., Ltd. (Japan)	4,000	93,965
Pfizer, Inc.	9,501	486,831
Regeneron Pharmaceuticals, Inc. †	81	58,441
Roche Holding AG (Switzerland)	761	239,086
Sonic Healthcare, Ltd. (Australia)	3,319	67,724
Sonova Holding AG (Switzerland)	251	59,530
Swedish Orphan Biovitrum AB (Sweden) †	394	8,144
Teladoc Health, Inc. †	2,338	55,294
Thermo Fisher Scientific, Inc.	111	61,127
UnitedHealth Group, Inc.	453	240,172
Vertex Pharmaceuticals, Inc. †	2,558	738,699
Waters Corp. †	192	65,775
		10,044,674
Semiconductor (0.3%)
Applied Materials, Inc.	772	75,177
ASM International NV (Netherlands)	22	5,550
ASML Holding NV (Netherlands)	131	70,647
KLA Corp.	219	82,570
Lam Research Corp.	164	68,929
		302,873
Software (5.1%)
Adobe, Inc. †	1,671	562,342
Amdocs, Ltd.	1,608	146,167
Atlassian Corp. Class A †	1,716	220,815
Autodesk, Inc. †	363	67,834
Cadence Design Systems, Inc. †	4,429	711,475
Dassault Systemes SE (France)	2,037	73,036
Intuit, Inc.	305	118,712
Manhattan Associates, Inc. †	744	90,322
Microsoft Corp.	10,281	2,465,589
Okta, Inc. †	1,277	87,257
ROBLOX Corp. Class A †	1,956	55,668
Square Enix Holdings Co., Ltd. (Japan)	1,500	70,062
TIS, Inc. (Japan)	2,300	60,988
Wix.com, Ltd. (Israel) †	2,006	154,121
Workday, Inc. Class A †	446	74,629
		4,959,017
Technology (0.1%)
CACI International, Inc. Class A †	223	67,032
		67,032
Technology services (5.0%)
Accenture PLC Class A	3,171	846,150
Alphabet, Inc. Class A †	23,994	2,116,991
Cognizant Technology Solutions Corp. Class A	975	55,760
DocuSign, Inc. †	1,306	72,379
eBay, Inc.	13,411	556,154
Fidelity National Information Services, Inc.	966	65,543
GoDaddy, Inc. Class A †	806	60,305
Leidos Holdings, Inc.	1,699	178,718
Meta Platforms, Inc. Class A †	4,695	564,996
Palo Alto Networks, Inc. †	341	47,583
Pinterest, Inc. Class A †	2,581	62,667
Roku, Inc. †	571	23,240
SCSK Corp. (Japan)	1,700	25,920
Spotify Technology SA (Sweden) †	820	64,739
Zebra Technologies Corp. Class A †	254	65,128
		4,806,273

COMMON STOCKS (71.2%)* cont.	Shares	Value

Transportation (1.1%)
A.P. Moeller-Maersck A/S Class B (Denmark)	34	$76,450
CSX Corp.	16,886	523,128
Deutsche Post AG (Germany)	2,742	103,259
Kongsberg Gruppen ASA (Norway)	319	13,533
Nippon Yusen (Japan)	2,400	56,873
Qantas Airways, Ltd. (voting rights) (Australia) †	16,537	67,668
SITC International Holdings Co., Ltd.
(Hong Kong)	3,000	6,672
Southwest Airlines Co. †	1,606	54,074
Union Pacific Corp.	313	64,813
United Parcel Service, Inc. Class B	331	57,541
		1,024,011
Utilities and power (1.9%)
AES Corp. (The)	2,337	67,212
Ameren Corp.	371	32,989
American Electric Power Co., Inc.	3,487	331,091
Constellation Energy Corp.	648	55,864
Dominion Energy, Inc.	1,021	62,608
DTE Energy Co.	546	64,171
Duke Energy Corp.	639	65,811
E.ON SE (Germany)	11,703	116,931
Edison International	1,055	67,119
Enel SpA (Italy)	7,920	42,644
Eversource Energy	808	67,743
Exelon Corp.	1,558	67,352
FirstEnergy Corp.	1,698	71,214
Fortum OYJ (Finland)	3,047	50,686
National Guel Gas co.	990	62,667
NiSource, Inc.	2,232	61,201
NRG Energy, Inc.	1,561	49,671
PPL Corp.	1,042	30,447
Public Service Enterprise Group, Inc.	1,042	63,843
RWE AG (Germany)	2,657	118,290
Southern Co. (The)	890	63,555
Texas Competitive Electric Holdings Co., LLC/
TCEH Finance, Inc. (Rights)	1,923	2,212
Tokyo Gas Co., Ltd. (Japan)	3,000	59,090
Vistra Corp.	2,610	60,552
WEC Energy Group, Inc.	620	58,131
Xcel Energy, Inc.	869	60,926
		1,854,020

Total common stocks (cost $57,031,227)		$69,133,698

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (15.3%)*	amount	Value

U.S. Government Guaranteed Mortgage Obligations (2.0%)
Government National Mortgage Association
Pass-Through Certificates
6.50%, with due dates from 5/20/37 to 11/20/39	$115,959	$123,253
3.00%, TBA, 1/1/53	1,000,000	890,677
3.00%, with due dates from 8/20/49 to 4/20/51	1,043,502	937,830
		1,951,760

Putnam VT Global Asset Allocation Fund	9

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (15.3%)* cont.	amount	Value

U.S. Government Agency Mortgage Obligations (13.3%)
Federal Home Loan Mortgage Corporation
Pass-Through Certificates 3.00%, 1/1/48	$643,844	$576,755
Federal National Mortgage Association
Pass-Through Certificates
5.00%, 9/1/52	982,994	977,198
4.00%, 1/1/57	35,769	34,093
4.00%, 1/1/49	101,533	96,751
3.00%, with due dates from 4/1/46 to 11/1/48	427,761	383,912
2.50%, with due dates from 5/1/51 to 7/1/51	1,693,189	1,440,666
Uniform Mortgage-Backed Securities
6.00%, TBA, 1/1/53	1,000,000	1,015,469
5.50%, TBA, 1/1/53	1,000,000	1,002,969
5.00%, TBA, 1/1/53	2,000,000	1,972,188
4.50%, TBA, 1/1/53	1,000,000	963,906
3.50%, TBA, 1/1/53	2,000,000	1,818,905
2.50%, TBA, 1/1/53	2,000,000	1,695,625
2.50%, TBA, 1/1/38	1,000,000	916,094
		12,894,531
Total U.S. government and agency mortgage obligations
(cost $15,516,520)		$14,846,291

	Principal
CORPORATE BONDS AND NOTES (14.0%)*	amount	Value

Basic materials (0.8%)
ArcelorMittal SA sr. unsec. unsub. notes 7.00%,
10/15/39 (France)	$20,000	$20,184
Avient Corp. 144A sr. unsec. unsub. notes
7.125%, 8/1/30	5,000	4,888
Beacon Roofing Supply, Inc. 144A company
guaranty sr. notes 4.50%, 11/15/26	5,000	4,670
Beacon Roofing Supply, Inc. 144A sr. unsec.
unsub. notes 4.125%, 5/15/29	10,000	8,310
Big River Steel, LLC/BRS Finance Corp. 144A sr.
notes 6.625%, 1/31/29	13,000	12,385
Boise Cascade Co. 144A company guaranty sr.
unsec. notes 4.875%, 7/1/30	10,000	8,704
Builders FirstSource, Inc. 144A company
guaranty sr. unsec. bonds 6.375%, 6/15/32	5,000	4,696
Builders FirstSource, Inc. 144A company
guaranty sr. unsec. bonds 4.25%, 2/1/32	5,000	4,054
BWAY Holding Co. 144A sr. unsec. notes
7.25%, 4/15/25	5,000	4,624
Cabot Corp. sr. unsec. bonds 5.00%, 6/30/32	15,000	13,869
Celanese US Holdings, LLC company guaranty
sr. unsec. bonds 6.379%, 7/15/32 (Germany)	15,000	14,264
Celanese US Holdings, LLC company guaranty
sr. unsec. notes 6.33%, 7/15/29 (Germany)	15,000	14,575
Celanese US Holdings, LLC company guaranty
sr. unsec. notes 6.165%, 7/15/27 (Germany)	70,000	69,043
Celanese US Holdings, LLC company guaranty
sr. unsec. notes 1.40%, 8/5/26 (Germany)	15,000	12,547
CF Industries, Inc. company guaranty sr. unsec.
bonds 4.95%, 6/1/43	50,000	42,777
Commercial Metals Co. sr. unsec. notes
4.375%, 3/15/32	5,000	4,350
Commercial Metals Co. sr. unsec. notes
4.125%, 1/15/30	5,000	4,424
Compass Minerals International, Inc.
144A company guaranty sr. unsec. notes
6.75%, 12/1/27	10,000	9,600

	Principal
CORPORATE BONDS AND NOTES (14.0%)* cont.	amount	Value

Basic materials cont.
Compass Minerals International, Inc.
144A company guaranty sr. unsec. notes
4.875%, 7/15/24	$30,000	$28,837
CP Atlas Buyer, Inc. 144A sr. unsec. notes
7.00%, 12/1/28	5,000	3,713
Freeport-McMoRan, Inc. company guaranty sr.
unsec. bonds 4.625%, 8/1/30 (Indonesia)	10,000	9,314
Freeport-McMoRan, Inc. company guaranty sr.
unsec. notes 4.375%, 8/1/28 (Indonesia)	10,000	9,334
Freeport-McMoRan, Inc. company guaranty sr.
unsec. unsub. notes 5.45%, 3/15/43 (Indonesia)	10,000	9,020
Glencore Funding, LLC 144A company guaranty
sr. unsec. notes 2.50%, 9/1/30	34,000	27,597
Graphic Packaging International, LLC
144A company guaranty sr. unsec. notes
3.75%, 2/1/30	5,000	4,250
Graphic Packaging International, LLC
144A company guaranty sr. unsec. notes
3.50%, 3/1/29	5,000	4,260
Huntsman International, LLC sr. unsec. bonds
2.95%, 6/15/31	15,000	11,641
Ingevity Corp. 144A company guaranty sr. unsec.
notes 3.875%, 11/1/28	10,000	8,600
Intelligent Packaging Holdco Issuer LP 144A sr.
unsec. notes 9.00%, 1/15/26 (Canada) ‡‡	5,000	3,450
Intelligent Packaging, Ltd., Finco, Inc./Intelligent
Packaging, Ltd. Co-Issuer, LLC 144A sr. notes
6.00%, 9/15/28 (Canada)	10,000	8,060
International Flavors & Fragrances, Inc. sr. unsec.
notes 4.45%, 9/26/28	20,000	18,823
International Flavors & Fragrances, Inc.
144A company guaranty sr. unsec. bonds
3.468%, 12/1/50	5,000	3,384
International Flavors & Fragrances, Inc. 144A sr.
unsec. notes 2.30%, 11/1/30	10,000	7,934
International Flavors & Fragrances, Inc. 144A sr.
unsec. notes 1.832%, 10/15/27	5,000	4,196
Louisiana-Pacific Corp. 144A sr. unsec. notes
3.625%, 3/15/29	10,000	8,638
LSF11 A5 HoldCo, LLC 144A sr. unsec. notes
6.625%, 10/15/29	15,000	12,392
Mauser Packaging Solutions Holding Co. 144A sr.
notes 8.50%, 4/15/24	5,000	4,900
Mercer International, Inc. sr. unsec. notes 5.50%,
1/15/26 (Canada)	10,000	9,472
Mercer International, Inc. sr. unsec. notes
5.125%, 2/1/29 (Canada)	10,000	8,360
Novelis Corp. 144A company guaranty sr. unsec.
notes 4.75%, 1/30/30	35,000	31,029
Novelis Corp. 144A company guaranty sr. unsec.
notes 3.25%, 11/15/26	10,000	8,965
Nutrien, Ltd. sr. unsec. bonds 5.25%,
1/15/45 (Canada)	20,000	18,272
Nutrien, Ltd. sr. unsec. bonds 4.125%,
3/15/35 (Canada)	25,000	21,536
PMHC II, Inc. 144A sr. unsec. notes 9.00%, 2/15/30	10,000	7,547
SCIH Salt Holdings, Inc. 144A sr. notes
4.875%, 5/1/28	20,000	17,161
SCIH Salt Holdings, Inc. 144A sr. unsec. notes
6.625%, 5/1/29	5,000	4,027
Sherwin-Williams Co. (The) sr. unsec. unsub.
bonds 3.45%, 6/1/27	35,000	32,828

10	Putnam VT Global Asset Allocation Fund

	Principal
CORPORATE BONDS AND NOTES (14.0%)* cont.	amount	Value

Basic materials cont.
Sylvamo Corp. 144A company guaranty sr.
unsec. notes 7.00%, 9/1/29	$20,000	$19,000
Taseko Mines, Ltd. 144A company guaranty sr.
notes 7.00%, 2/15/26 (Canada)	10,000	8,793
TMS International Holding Corp. 144A sr. unsec.
notes 6.25%, 4/15/29	15,000	10,729
Trinseo Materials Operating SCA/Trinseo
Materials Finance, Inc. 144A company guaranty
sr. unsec. notes 5.125%, 4/1/29 (Luxembourg)	10,000	6,477
Tronox, Inc. 144A company guaranty sr. unsec.
notes 4.625%, 3/15/29	15,000	12,469
Univar Solutions USA, Inc. 144A company
guaranty sr. unsec. notes 5.125%, 12/1/27	10,000	9,484
Westlake Corp. sr. unsec. bonds 3.125%, 8/15/51	40,000	24,627
Westlake Corp. sr. unsec. bonds 2.875%, 8/15/41	20,000	13,209
Westlake Corp. sr. unsec. unsub. notes
3.60%, 8/15/26	30,000	28,188
WestRock MWV, LLC company guaranty sr.
unsec. unsub. notes 8.20%, 1/15/30	30,000	33,828
WestRock MWV, LLC company guaranty sr.
unsec. unsub. notes 7.95%, 2/15/31	10,000	11,236
WR Grace Holdings, LLC 144A company guaranty
sr. notes 5.625%, 10/1/24	5,000	4,925
WR Grace Holdings, LLC 144A company guaranty
sr. notes 4.875%, 6/15/27	10,000	8,861
WR Grace Holdings, LLC 144A sr. unsec. notes
5.625%, 8/15/29	15,000	12,109
		809,439
Capital goods (1.0%)
Allison Transmission, Inc. 144A company
guaranty sr. unsec. bonds 3.75%, 1/30/31	5,000	4,113
Allison Transmission, Inc. 144A company
guaranty sr. unsec. notes 4.75%, 10/1/27	20,000	18,547
Amsted Industries, Inc. 144A company guaranty
sr. unsec. sub. notes 5.625%, 7/1/27	10,000	9,487
Amsted Industries, Inc. 144A sr. unsec. bonds
4.625%, 5/15/30	5,000	4,263
Berry Global, Inc. 144A company guaranty sr.
notes 1.65%, 1/15/27	25,000	21,382
Berry Global, Inc. 144A company guaranty sr.
notes 1.57%, 1/15/26	46,000	40,978
Boeing Co. (The) sr. unsec. notes 1.433%, 2/4/24	150,000	143,746
Bombardier, Inc. 144A sr. unsec. notes 7.875%,
4/15/27 (Canada)	10,000	9,700
Bombardier, Inc. 144A sr. unsec. notes 7.125%,
6/15/26 (Canada)	15,000	14,553
Chart Industries, Inc. 144A company guaranty sr.
notes 7.50%, 1/1/30	15,000	15,079
Clarios Global LP 144A company guaranty sr.
notes 6.75%, 5/15/25	9,000	9,021
Covanta Holding Corp. 144A company guaranty
sr. unsec. notes 4.875%, 12/1/29	15,000	12,289
Crown Cork & Seal Co., Inc. company guaranty sr.
unsec. bonds 7.375%, 12/15/26	10,000	10,295
GFL Environmental, Inc. 144A company guaranty
sr. notes 3.50%, 9/1/28 (Canada)	5,000	4,396
GFL Environmental, Inc. 144A company guaranty
sr. unsec. notes 4.75%, 6/15/29 (Canada)	10,000	8,753
GFL Environmental, Inc. 144A company guaranty
sr. unsec. notes 4.00%, 8/1/28 (Canada)	5,000	4,275
GFL Environmental, Inc. 144A sr. notes 5.125%,
12/15/26 (Canada)	10,000	9,563

	Principal
CORPORATE BONDS AND NOTES (14.0%)* cont.	amount	Value

Capital goods cont.
Granite US Holdings Corp. 144A company
guaranty sr. unsec. notes 11.00%, 10/1/27	$15,000	$15,806
Great Lakes Dredge & Dock Corp. 144A company
guaranty sr. unsec. notes 5.25%, 6/1/29	20,000	15,548
Honeywell International, Inc. sr. unsec. bonds
3.812%, 11/21/47	55,000	45,448
Howmet Aerospace, Inc. sr. unsec. unsub. notes
3.00%, 1/15/29	35,000	29,750
Johnson Controls International PLC sr. unsec.
bonds 4.95%, 7/2/64	65,000	54,004
Johnson Controls International PLC sr. unsec.
notes 3.90%, 2/14/26	6,000	5,826
L3Harris Technologies, Inc. sr. unsec. bonds
1.80%, 1/15/31	5,000	3,837
L3Harris Technologies, Inc. sr. unsec. notes
3.85%, 12/15/26	24,000	22,888
L3Harris Technologies, Inc. sr. unsec. sub. notes
4.40%, 6/15/28	18,000	17,230
Madison IAQ, LLC 144A sr. notes 4.125%, 6/30/28	5,000	4,181
Madison IAQ, LLC 144A sr. unsec. notes
5.875%, 6/30/29	15,000	10,281
MajorDrive Holdings IV, LLC 144A sr. unsec. notes
6.375%, 6/1/29	25,000	18,655
Northrop Grumman Corp. sr. unsec. unsub.
notes 3.25%, 1/15/28	60,000	55,335
Oshkosh Corp. sr. unsec. sub. notes
4.60%, 5/15/28	9,000	8,553
OT Merger Corp. 144A sr. unsec. notes
7.875%, 10/15/29	15,000	7,950
Otis Worldwide Corp. sr. unsec. notes
2.565%, 2/15/30	15,000	12,603
Raytheon Technologies Corp. sr. unsec. bonds
4.875%, 10/15/40	20,000	18,661
Raytheon Technologies Corp. sr. unsec. unsub.
notes 4.125%, 11/16/28	5,000	4,786
Roller Bearing Co. of America, Inc. 144A sr. notes
4.375%, 10/15/29	10,000	8,647
Sensata Technologies BV 144A company
guaranty sr. unsec. notes 4.00%, 4/15/29	10,000	8,625
Sensata Technologies BV 144A company
guaranty sr. unsec. unsub. notes 5.875%, 9/1/30	10,000	9,477
Staples, Inc. 144A sr. notes 7.50%, 4/15/26	35,000	30,124
Stevens Holding Co., Inc. 144A company
guaranty sr. unsec. notes 6.125%, 10/1/26	20,000	20,050
Terex Corp. 144A company guaranty sr. unsec.
notes 5.00%, 5/15/29	5,000	4,494
TransDigm, Inc. company guaranty sr. unsec.
sub. notes 6.375%, 6/15/26	10,000	9,730
TransDigm, Inc. company guaranty sr. unsec.
sub. notes 5.50%, 11/15/27	15,000	14,086
TransDigm, Inc. company guaranty sr. unsec.
sub. notes 4.875%, 5/1/29	10,000	8,723
TransDigm, Inc. company guaranty sr. unsec.
sub. notes 4.625%, 1/15/29	10,000	8,793
TransDigm, Inc. 144A company guaranty sr.
notes 6.25%, 3/15/26	50,000	49,310
Vertiv Group Corp. 144A company guaranty sr.
notes 4.125%, 11/15/28	20,000	17,000
Waste Connections, Inc. sr. unsec. bonds
3.20%, 6/1/32	2,000	1,716
Waste Connections, Inc. sr. unsec. sub. bonds
3.50%, 5/1/29	30,000	27,447

Putnam VT Global Asset Allocation Fund	11

	Principal
CORPORATE BONDS AND NOTES (14.0%)* cont.	amount	Value

Capital goods cont.
Waste Pro USA, Inc. 144A sr. unsec. notes
5.50%, 2/15/26	$15,000	$13,247
WESCO Distribution, Inc. 144A company
guaranty sr. unsec. unsub. notes 7.25%, 6/15/28	15,000	15,195
		938,446
Communication services (1.4%)
American Tower Corp. sr. unsec. bonds
2.70%, 4/15/31 R	5,000	4,070
American Tower Corp. sr. unsec. sub. notes
2.75%, 1/15/27 R	100,000	90,651
AT&T, Inc. company guaranty sr. unsec. unsub.
notes 2.30%, 6/1/27	9,000	8,005
AT&T, Inc. sr. unsec. bonds 3.55%, 9/15/55	41,000	27,357
AT&T, Inc. sr. unsec. unsub. bonds 2.55%, 12/1/33	60,000	46,111
AT&T, Inc. sr. unsec. unsub. notes 4.75%, 5/15/46	77,000	65,097
AT&T, Inc. sr. unsec. unsub. notes 4.25%, 3/1/27	7,000	6,811
CCO Holdings, LLC/CCO Holdings Capital Corp.
sr. unsec. bonds 4.50%, 5/1/32	10,000	7,960
CCO Holdings, LLC/CCO Holdings Capital Corp.
144A sr. unsec. bonds 5.375%, 6/1/29	20,000	18,085
CCO Holdings, LLC/CCO Holdings Capital Corp.
144A sr. unsec. bonds 4.75%, 3/1/30	45,000	38,809
CCO Holdings, LLC/CCO Holdings Capital Corp.
144A sr. unsec. notes 4.25%, 2/1/31	10,000	8,021
Charter Communications Operating,
LLC/Charter Communications Operating
Capital Corp. company guaranty sr. notes
2.25%, 1/15/29	27,000	21,732
Charter Communications Operating, LLC/
Charter Communications Operating Capital
Corp. company guaranty sr. sub. bonds
4.80%, 3/1/50	10,000	7,259
Charter Communications Operating, LLC/
Charter Communications Operating Capital
Corp. company guaranty sr. sub. notes
4.908%, 7/23/25	44,000	43,124
Charter Communications Operating, LLC/
Charter Communications Operating Capital sr.
bonds 3.70%, 4/1/51	110,000	66,887
Comcast Corp. company guaranty sr. unsec.
notes 3.45%, 2/1/50	19,000	13,780
Comcast Corp. company guaranty sr. unsec.
unsub. bonds 3.999%, 11/1/49	7,000	5,524
Comcast Corp. company guaranty sr. unsec.
unsub. bonds 3.969%, 11/1/47	92,000	73,497
Cox Communications, Inc. 144A sr. unsec. bonds
3.50%, 8/15/27	35,000	32,490
Crown Castle, Inc. sr. unsec. bonds
3.80%, 2/15/28 R	25,000	23,234
Crown Castle, Inc. sr. unsec. bonds
3.65%, 9/1/27 R	34,000	31,580
Crown Castle, Inc. sr. unsec. sub. notes
1.05%, 7/15/26 R	23,000	19,872
Crown Castle, Inc. sr. unsec. unsub. bonds
3.70%, 6/15/26 R	12,000	11,410
Deutsche Telekom International Finance
BV company guaranty sr. unsec. unsub. bonds
8.75%, 6/15/30 (Netherlands)	73,000	86,086
DIRECTV Holdings, LLC/DIRECTV Financing Co.,
Inc. 144A sr. notes 5.875%, 8/15/27	5,000	4,473
DISH DBS Corp. company guaranty sr. unsec.
notes 7.75%, 7/1/26	5,000	4,032

	Principal
CORPORATE BONDS AND NOTES (14.0%)* cont.	amount	Value

Communication services cont.
DISH DBS Corp. company guaranty sr. unsec.
unsub. notes 5.875%, 11/15/24	$10,000	$9,292
DISH DBS Corp. company guaranty sr. unsec.
unsub. notes 5.125%, 6/1/29	10,000	6,451
DISH DBS Corp. 144A company guaranty sr.
notes 5.75%, 12/1/28	10,000	7,981
DISH DBS Corp. 144A company guaranty sr.
notes 5.25%, 12/1/26	5,000	4,212
Embarq Corp. sr. unsec. unsub. bonds
7.995%, 6/1/36	20,000	9,300
Equinix, Inc. sr. unsec. sub. notes
2.90%, 11/18/26 R	80,000	73,120
Frontier Communications Corp. 144A company
guaranty sr. notes 5.875%, 10/15/27	15,000	13,929
Frontier Communications Corp. 144A notes
6.75%, 5/1/29	20,000	16,545
Level 3 Financing, Inc. 144A company guaranty
sr. unsec. notes 4.25%, 7/1/28	15,000	11,816
Lumen Technologies, Inc. 144A sr. unsec. unsub.
notes 4.50%, 1/15/29	10,000	6,902
Sprint Capital Corp. company guaranty sr.
unsec. unsub. notes 6.875%, 11/15/28	45,000	46,708
Sprint Corp. company guaranty sr. unsec. notes
7.625%, 3/1/26	10,000	10,523
T-Mobile USA, Inc. company guaranty sr. bonds
2.25%, 11/15/31	60,000	47,196
T-Mobile USA, Inc. company guaranty sr. notes
3.875%, 4/15/30	7,000	6,341
T-Mobile USA, Inc. company guaranty sr. notes
3.75%, 4/15/27	78,000	73,468
T-Mobile USA, Inc. company guaranty sr. unsec.
bonds 2.875%, 2/15/31	10,000	8,263
T-Mobile USA, Inc. company guaranty sr. unsec.
notes 5.375%, 4/15/27	10,000	10,096
TCI Communications, Inc. sr. unsec. unsub.
notes 7.125%, 2/15/28	65,000	70,935
Verizon Communications, Inc. sr. unsec. bonds
3.70%, 3/22/61	47,000	32,782
Verizon Communications, Inc. sr. unsec. notes
2.55%, 3/21/31	23,000	18,914
Verizon Communications, Inc. sr. unsec. unsub.
notes 4.40%, 11/1/34	65,000	59,687
Verizon Communications, Inc. sr. unsec. unsub.
notes 4.329%, 9/21/28	76,000	73,073
Verizon Communications, Inc. sr. unsec. unsub.
notes 2.10%, 3/22/28	20,000	17,358
		1,400,849
Conglomerates (—%)
General Electric Co. jr. unsec. sub. FRN
(ICE LIBOR USD 3 Month + 3.33%), 8.099%,
perpetual maturity	15,000	14,737
		14,737
Consumer cyclicals (2.0%)
ADT Security Corp. 144A sr. notes 4.125%, 8/1/29	15,000	12,757
Alimentation Couche-Tard, Inc. 144A
company guaranty sr. unsec. notes 3.55%,
7/26/27 (Canada)	25,000	23,063
Alimentation Couche-Tard, Inc. 144A sr. unsec.
notes 2.95%, 1/25/30 (Canada)	14,000	11,864
Amazon.com, Inc. sr. unsec. notes
3.15%, 8/22/27	90,000	84,570
AMC Entertainment Holdings, Inc. 144A
company guaranty sr. notes 7.50%, 2/15/29	5,000	2,687

12	Putnam VT Global Asset Allocation Fund

	Principal
CORPORATE BONDS AND NOTES (14.0%)* cont.	amount	Value

Consumer cyclicals cont.
American Builders & Contractors Supply Co., Inc.
144A sr. notes 4.00%, 1/15/28	$15,000	$13,383
American Builders & Contractors Supply Co., Inc.
144A sr. unsec. notes 3.875%, 11/15/29	10,000	8,175
Asbury Automotive Group, Inc. 144A company
guaranty sr. unsec. notes 4.625%, 11/15/29	5,000	4,213
Autonation, Inc. sr. unsec. bonds 2.40%, 8/1/31	14,000	10,066
Bath & Body Works, Inc. company guaranty sr.
unsec. bonds 6.75%, perpetual maturity	5,000	4,395
Bath & Body Works, Inc. company guaranty sr.
unsec. notes 7.50%, perpetual maturity	15,000	14,808
Bath & Body Works, Inc. 144A company guaranty
sr. unsec. unsub. bonds 6.625%, 10/1/30	10,000	9,384
BCPE Ulysses Intermediate, Inc. 144A sr. unsec.
notes 7.75%, 4/1/27 ‡‡	5,000	3,090
Beasley Mezzanine Holdings, LLC 144A company
guaranty sr. notes 8.625%, 2/1/26	15,000	9,000
Block, Inc. sr. unsec. notes 3.50%, 6/1/31	40,000	31,917
BMW US Capital, LLC 144A company guaranty sr.
unsec. notes 3.95%, 8/14/28	35,000	33,046
Booking Holdings, Inc. sr. unsec. sub. notes
4.625%, 4/13/30	25,000	24,144
Boyd Gaming Corp. company guaranty sr. unsec.
notes 4.75%, 12/1/27	5,000	4,657
Boyd Gaming Corp. 144A sr. unsec. bonds
4.75%, 6/15/31	15,000	13,050
Caesars Entertainment, Inc. 144A sr. unsec.
notes 4.625%, 10/15/29	5,000	4,069
Caesars Resort Collection, LLC/CRC Finco, Inc.
144A company guaranty sr. notes 5.75%, 7/1/25	25,000	24,473
Camelot Return Merger Sub, Inc. 144A sr. notes
8.75%, 8/1/28	5,000	4,588
Carnival Corp. 144A notes 10.50%, 2/1/26	5,000	5,024
Carnival Corp. 144A sr. unsec. notes
5.75%, 3/1/27	20,000	14,281
Carriage Services, Inc. 144A company guaranty
sr. unsec. notes 4.25%, 5/15/29	10,000	7,941
CDI Escrow Issuer, Inc. 144A sr. unsec. notes
5.75%, 4/1/30	15,000	13,425
Cengage Learning, Inc. 144A sr. unsec. unsub.
notes 9.50%, 6/15/24	15,000	14,306
Cinemark USA, Inc. 144A company guaranty sr.
unsec. notes 5.875%, 3/15/26	5,000	4,165
Cinemark USA, Inc. 144A company guaranty sr.
unsec. notes 5.25%, 7/15/28	15,000	11,139
Clear Channel Outdoor Holdings, Inc. 144A
company guaranty sr. notes 5.125%, 8/15/27	15,000	12,998
Clear Channel Outdoor Holdings, Inc. 144A
company guaranty sr. unsec. sub. notes
7.75%, 4/15/28	10,000	7,300
D.R. Horton, Inc. company guaranty sr. unsec.
unsub. notes 1.30%, 10/15/26	60,000	51,598
Diamond Sports Group, LLC/Diamond Sports
Finance Co. 144A company guaranty notes
5.375%, 8/15/26	15,000	1,763
Ecolab, Inc. sr. unsec. unsub. notes
3.25%, 12/1/27	70,000	65,132
Entercom Media Corp. 144A company guaranty
notes 6.75%, 3/31/29	15,000	2,598
Everi Holdings, Inc. 144A company guaranty sr.
unsec. notes 5.00%, 7/15/29	10,000	8,590

	Principal
CORPORATE BONDS AND NOTES (14.0%)* cont.	amount	Value

Consumer cyclicals cont.
Ford Motor Co. sr. unsec. unsub. bonds
3.25%, 2/12/32	$65,000	$48,746
Ford Motor Co. sr. unsec. unsub. notes
4.346%, 12/8/26	35,000	33,192
Full House Resorts, Inc. 144A company guaranty
sr. notes 8.25%, 2/15/28	15,000	13,280
Garda World Security Corp. 144A sr. notes
4.625%, 2/15/27 (Canada)	5,000	4,415
Garda World Security Corp. 144A sr. unsec. notes
6.00%, 6/1/29 (Canada)	5,000	4,063
Gartner, Inc. 144A company guaranty sr. unsec.
bonds 3.75%, 10/1/30	10,000	8,620
Gartner, Inc. 144A company guaranty sr. unsec.
notes 3.625%, 6/15/29	5,000	4,394
General Motors Co. sr. unsec. bonds
5.95%, 4/1/49	2,000	1,743
General Motors Financial Co., Inc. company
guaranty sr. unsec. notes 4.00%, 10/6/26	79,000	74,360
General Motors Financial Co., Inc. company
guaranty sr. unsec. unsub. notes 4.00%, 1/15/25	10,000	9,703
General Motors Financial Co., Inc. sr. unsec.
notes 3.10%, 1/12/32	12,000	9,403
General Motors Financial Co., Inc. sr. unsec.
notes 2.35%, 2/26/27	2,000	1,747
General Motors Financial Co., Inc. sr. unsec.
notes 1.25%, 1/8/26	22,000	19,373
Global Payments, Inc. sr. unsec. notes
2.15%, 1/15/27	6,000	5,234
Gray Escrow II, Inc. 144A sr. unsec. bonds
5.375%, 11/15/31	30,000	21,620
GW B-CR Security Corp. 144A sr. unsec. notes
9.50%, 11/1/27 (Canada)	8,000	7,705
Hanesbrands, Inc. 144A company guaranty sr.
unsec. unsub. notes 4.625%, 5/15/24	10,000	9,685
Hilton Domestic Operating Co., Inc. company
guaranty sr. unsec. bonds 4.875%, 1/15/30	20,000	18,124
Hilton Worldwide Finance, LLC/Hilton
Worldwide Finance Corp. company guaranty sr.
unsec. notes 4.875%, 4/1/27	10,000	9,518
Hyatt Hotels Corp. sr. unsec. unsub. notes
4.85%, 3/15/26	47,000	46,186
iHeartCommunications, Inc. company guaranty
sr. unsec. notes 8.375%, 5/1/27	17,189	14,618
Interpublic Group of Cos, Inc. (The) sr. unsec.
unsub. notes 2.40%, 3/1/31	10,000	7,893
Interpublic Group of Cos., Inc. (The) sr. unsec.
sub. bonds 4.65%, 10/1/28	47,000	44,969
JELD-WEN, Inc. 144A company guaranty sr. sub.
notes 6.25%, 5/15/25	5,000	4,677
JELD-WEN, Inc. 144A company guaranty sr.
unsec. notes 4.875%, 12/15/27	10,000	7,527
Kontoor Brands, Inc. 144A company guaranty sr.
unsec. notes 4.125%, 11/15/29	15,000	12,206
LBM Acquisition, LLC 144A company guaranty sr.
unsec. notes 6.25%, 1/15/29	10,000	6,364
Lennar Corp. company guaranty sr. unsec.
unsub. notes 4.75%, 11/29/27	38,000	36,632
Levi Strauss & Co. 144A sr. unsec. sub. bonds
3.50%, 3/1/31	25,000	19,842
Live Nation Entertainment, Inc. 144A company
guaranty sr. unsec. sub. notes 5.625%, 3/15/26	10,000	9,457
Live Nation Entertainment, Inc. 144A sr. notes
6.50%, 5/15/27	5,000	4,893

Putnam VT Global Asset Allocation Fund	13

	Principal
CORPORATE BONDS AND NOTES (14.0%)* cont.	amount	Value

Consumer cyclicals cont.
Macy’s Retail Holdings, LLC 144A company
guaranty sr. unsec. unsub. bonds
6.125%, 3/15/32	$5,000	$4,203
Masonite International Corp. 144A company
guaranty sr. unsec. notes 5.375%, 2/1/28	5,000	4,623
Masonite International Corp. 144A company
guaranty sr. unsec. notes 3.50%, 2/15/30	10,000	8,089
Mattel, Inc. 144A company guaranty sr. unsec.
notes 3.75%, 4/1/29	10,000	8,783
Mattel, Inc. 144A company guaranty sr. unsec.
notes 3.375%, 4/1/26	5,000	4,597
McGraw-Hill Education, Inc. 144A sr. notes
5.75%, 8/1/28	15,000	12,606
McGraw-Hill Education, Inc. 144A sr. unsec.
notes 8.00%, 8/1/29	15,000	12,405
MIWD Holdco II, LLC/MIWD Finance Corp.
144A company guaranty sr. unsec. notes
5.50%, 2/1/30	5,000	3,981
Moody’s Corp. sr. unsec. notes 2.00%, 8/19/31	50,000	39,498
NCL Corp., Ltd. 144A company guaranty sr. notes
5.875%, 2/15/27	5,000	4,313
NCL Corp., Ltd. 144A sr. unsec. unsub. notes
7.75%, 2/15/29	5,000	3,800
Neptune Bidco US, Inc. 144A sr. notes
9.29%, 4/15/29	20,000	18,850
NESCO Holdings II, Inc. 144A company guaranty
notes 5.50%, 4/15/29	15,000	13,125
News Corp. 144A company guaranty sr. unsec.
unsub. bonds 5.125%, 2/15/32	4,000	3,640
News Corp. 144A sr. unsec. notes
3.875%, 5/15/29	10,000	8,674
Omnicom Group, Inc. company guaranty sr.
unsec. unsub. notes 3.60%, 4/15/26	65,000	62,353
Paramount Global sr. unsec. unsub. notes
4.00%, 1/15/26	12,000	11,506
Paramount Global sr. unsec. unsub. notes
2.90%, 1/15/27	22,000	19,743
Penn Entertainment, Inc. 144A sr. unsec. notes
5.625%, 1/15/27	10,000	9,067
Prime Security Services Borrower, LLC/Prime
Finance, Inc. 144A company guaranty sr. notes
3.375%, 8/31/27	5,000	4,316
Prime Security Services Borrower, LLC/Prime
Finance, Inc. 144A notes 6.25%, 1/15/28	15,000	13,652
PulteGroup, Inc. company guaranty sr. unsec.
unsub. notes 7.875%, 6/15/32	15,000	16,670
Raptor Acquisition Corp./Raptor Co-Issuer, LLC
144A sr. notes 4.875%, 11/1/26	5,000	4,442
Realogy Group, LLC/Realogy Co-Issuer Corp.
144A company guaranty sr. unsec. notes
5.75%, 1/15/29	10,000	7,564
Royal Caribbean Cruises, Ltd. 144A company
guaranty sr. unsec. unsub. notes 9.25%, 1/15/29	5,000	5,138
Royal Caribbean Cruises, Ltd. 144A sr. unsec.
notes 5.50%, 8/31/26	5,000	4,206
S&P Global, Inc. company guaranty sr. unsec.
bonds 2.50%, 12/1/29	30,000	25,647
S&P Global, Inc. company guaranty sr. unsec.
notes 1.25%, 8/15/30	9,000	6,922
Sabre GLBL, Inc. 144A company guaranty sr.
notes 9.25%, 4/15/25	15,000	14,942

	Principal
CORPORATE BONDS AND NOTES (14.0%)* cont.	amount	Value

Consumer cyclicals cont.
Scientific Games Holdings LP/Scientific
Games US FinCo., Inc. 144A sr. unsec. notes
6.625%, 3/1/30	$5,000	$4,224
Scientific Games International, Inc.
144A company guaranty sr. unsec. notes
7.25%, 11/15/29	15,000	14,400
Scientific Games International, Inc. 144A sr.
unsec. notes 7.00%, 5/15/28	5,000	4,770
Scotts Miracle-Gro Co. (The) company guaranty
sr. unsec. notes 4.50%, 10/15/29	25,000	20,250
Scotts Miracle-Gro Co. (The) company guaranty
sr. unsec. unsub. bonds 4.375%, 2/1/32	5,000	3,769
Scripps Escrow II, Inc. 144A sr. notes
3.875%, 1/15/29	5,000	4,013
Scripps Escrow II, Inc. 144A sr. unsec. bonds
5.375%, 1/15/31	10,000	8,015
Scripps Escrow, Inc. 144A company guaranty sr.
unsec. notes 5.875%, 7/15/27	5,000	4,463
Shift4 Payments, LLC/Shift4 Payments Finance
Sub, Inc. 144A company guaranty sr. unsec.
notes 4.625%, 11/1/26	10,000	9,448
Sirius XM Radio, Inc. 144A company guaranty sr.
unsec. bonds 3.875%, 9/1/31	50,000	39,008
Sirius XM Radio, Inc. 144A company guaranty sr.
unsec. notes 4.00%, 7/15/28	15,000	13,055
Spanish Broadcasting System, Inc. 144A sr. notes
9.75%, 3/1/26	10,000	5,750
Spectrum Brands, Inc. 144A company guaranty
sr. unsec. bonds 5.00%, 10/1/29	10,000	8,654
Standard Industries, Inc. 144A sr. unsec. bonds
3.375%, 1/15/31	5,000	3,763
Standard Industries, Inc. 144A sr. unsec. notes
5.00%, 2/15/27	10,000	9,227
Standard Industries, Inc. 144A sr. unsec. notes
4.375%, 7/15/30	10,000	8,149
Station Casinos, LLC 144A sr. unsec. bonds
4.625%, 12/1/31	5,000	4,011
Station Casinos, LLC 144A sr. unsec. notes
4.50%, 2/15/28	15,000	13,041
SugarHouse HSP Gaming Prop. Mezz LP/
SugarHouse HSP Gaming Finance Corp.
144A company guaranty sr. unsub. notes
5.875%, 5/15/25	10,000	9,335
Terrier Media Buyer, Inc. 144A company guaranty
sr. unsec. notes 8.875%, 12/15/27	40,000	30,108
Townsquare Media, Inc. 144A sr. notes
6.875%, 2/1/26	10,000	8,875
TRI Pointe Group, Inc./TRI Pointe Homes, Inc.
company guaranty sr. unsec. unsub. notes
5.875%, 6/15/24	5,000	4,976
Univision Communications, Inc. 144A company
guaranty sr. notes 6.625%, 6/1/27	15,000	14,472
Univision Communications, Inc. 144A sr. notes
7.375%, 6/30/30	5,000	4,779
Urban One, Inc. 144A company guaranty sr.
notes 7.375%, 2/1/28	15,000	12,680
Victoria’s Secret & Co. 144A sr. unsec. notes
4.625%, 7/15/29	15,000	11,775
Walt Disney Co. (The) company guaranty sr.
unsec. bonds 7.75%, 12/1/45	40,000	49,984
Warnermedia Holdings, Inc. 144A company
guaranty sr. unsec. bonds 4.279%, 3/15/32	92,000	75,786
Warnermedia Holdings, Inc. 144A company
guaranty sr. unsec. notes 3.755%, 3/15/27	20,000	18,011

14	Putnam VT Global Asset Allocation Fund

	Principal
CORPORATE BONDS AND NOTES (14.0%)* cont.	amount	Value

Consumer cyclicals cont.
White Cap Buyer, LLC 144A sr. unsec. notes
6.875%, 10/15/28	$10,000	$8,650
Wynn Las Vegas, LLC/Wynn Las Vegas Capital
Corp. 144A company guaranty sr. unsec. sub.
notes 5.25%, 5/15/27	15,000	13,537
Wynn Resorts Finance, LLC/Wynn Resorts
Capital Corp. 144A sr. unsec. bonds
5.125%, 10/1/29	10,000	8,571
Wynn Resorts Finance, LLC/Wynn Resorts
Capital Corp. 144A sr. unsec. notes
7.75%, 4/15/25	5,000	4,972
		1,903,724
Consumer staples (0.6%)
1011778 BC ULC/New Red Finance, Inc. 144A
bonds 4.00%, 10/15/30 (Canada)	5,000	4,049
1011778 BC ULC/New Red Finance, Inc.
144A company guaranty notes 4.375%,
1/15/28 (Canada)	15,000	13,431
1011778 BC ULC/New Red Finance, Inc.
144A company guaranty sr. notes 3.875%,
1/15/28 (Canada)	20,000	17,900
Albertsons Cos., Inc./Safeway, Inc./New
Albertsons LP/Albertsons, LLC 144A company
guaranty sr. unsec. notes 4.875%, 2/15/30	5,000	4,462
Albertsons Cos., Inc./Safeway, Inc./New
Albertsons LP/Albertsons, LLC 144A company
guaranty sr. unsec. notes 4.625%, 1/15/27	30,000	27,866
Albertsons Cos., LLC/Safeway, Inc./New
Albertsons LP/Albertsons, LLC 144A company
guaranty sr. unsec. notes 7.50%, 3/15/26	10,000	10,211
Anheuser-Busch InBev Worldwide, Inc. company
guaranty sr. unsec. unsub. bonds 4.60%, 4/15/48	35,000	30,413
CDW, LLC/CDW Finance Corp. company
guaranty sr. unsec. notes 3.25%, 2/15/29	15,000	12,775
CVS Pass-Through Trust sr. notes
6.036%, 12/10/28	2,036	2,025
ERAC USA Finance, LLC 144A company guaranty
sr. unsec. notes 7.00%, 10/15/37	50,000	54,321
ERAC USA Finance, LLC 144A company guaranty
sr. unsec. notes 5.625%, 3/15/42	60,000	56,725
Fertitta Entertainment, LLC/Fertitta
Entertainment Finance Co., Inc. 144A company
guaranty sr. unsec. notes 6.75%, 1/15/30	5,000	4,033
Herc Holdings, Inc. 144A company guaranty sr.
unsec. notes 5.50%, 7/15/27	10,000	9,328
IRB Holding Corp. 144A company guaranty sr.
notes 7.00%, 6/15/25	5,000	4,988
Keurig Dr Pepper, Inc. company guaranty sr.
unsec. notes 2.25%, 3/15/31	40,000	32,122
Keurig Dr Pepper, Inc. company guaranty sr.
unsec. unsub. notes 3.43%, 6/15/27	18,000	16,750
KFC Holding Co./Pizza Hut Holdings, LLC/Taco
Bell of America, LLC 144A company guaranty sr.
unsec. notes 4.75%, 6/1/27	10,000	9,600
Kraft Heinz Foods Co. company guaranty sr.
unsec. notes 3.00%, 6/1/26	19,000	17,781
Lamb Weston Holdings, Inc. 144A company
guaranty sr. unsec. notes 4.875%, 5/15/28	10,000	9,475
Lamb Weston Holdings, Inc. 144A company
guaranty sr. unsec. notes 4.125%, 1/31/30	15,000	13,248
Match Group Holdings II, LLC 144A sr. unsec.
bonds 5.00%, 12/15/27	3,000	2,760

	Principal
CORPORATE BONDS AND NOTES (14.0%)* cont.	amount	Value

Consumer staples cont.
Match Group Holdings II, LLC 144A sr. unsec.
bonds 3.625%, 10/1/31	$5,000	$3,834
Match Group Holdings II, LLC 144A sr. unsec.
unsub. notes 4.625%, 6/1/28	40,000	35,658
Millennium Escrow Corp. 144A sr. notes
6.625%, 8/1/26	5,000	3,200
Netflix, Inc. sr. unsec. notes 4.875%, 4/15/28	10,000	9,656
Netflix, Inc. sr. unsec. unsub. notes
5.875%, 11/15/28	53,000	53,716
Netflix, Inc. sr. unsec. unsub. notes
4.375%, 11/15/26	15,000	14,438
Netflix, Inc. 144A sr. unsec. bonds
5.375%, 11/15/29	20,000	19,400
Newell Brands, Inc. sr. unsec. notes
4.875%, 6/1/25	5,000	4,863
Newell Brands, Inc. sr. unsec. unsub. notes
4.45%, 4/1/26	15,000	14,112
PECF USS Intermediate Holding III Corp. 144A sr.
unsec. notes 8.00%, 11/15/29	20,000	12,994
TripAdvisor, Inc. 144A company guaranty sr.
unsec. notes 7.00%, 7/15/25	10,000	9,880
Yum! Brands, Inc. sr. unsec. bonds
5.375%, 4/1/32	5,000	4,631
Yum! Brands, Inc. sr. unsec. sub. bonds
3.625%, 3/15/31	5,000	4,193
Yum! Brands, Inc. 144A sr. unsec. bonds
4.75%, 1/15/30	10,000	9,175
		554,013
Energy (1.2%)
Antero Midstream Partners LP/Antero
Midstream Finance Corp. 144A company
guaranty sr. unsec. notes 7.875%, 5/15/26	10,000	10,123
Antero Resources Corp. 144A company guaranty
sr. unsec. notes 7.625%, 2/1/29	4,000	4,022
Apache Corp. sr. unsec. unsub. notes
5.10%, 9/1/40	10,000	8,287
Apache Corp. sr. unsec. unsub. notes
4.375%, 10/15/28	10,000	9,001
BP Capital Markets America, Inc. company
guaranty sr. unsec. notes 3.119%, 5/4/26	70,000	66,352
BP Capital Markets PLC company guaranty
sr. unsec. unsub. notes 3.279%, 9/19/27
(United Kingdom)	35,000	32,909
Callon Petroleum Co. 144A company guaranty sr.
unsec. notes 8.00%, 8/1/28	10,000	9,533
Callon Petroleum Co. 144A company guaranty sr.
unsec. notes 7.50%, 6/15/30	20,000	18,300
Cenovus Energy, Inc. sr. unsec. bonds 6.75%,
11/15/39 (Canada)	5,000	5,194
Centennial Resource Production, LLC
144A company guaranty sr. unsec. notes
6.875%, 4/1/27	20,000	18,845
Cheniere Corpus Christi Holdings, LLC company
guaranty sr. notes 5.125%, 6/30/27	16,000	15,807
Cheniere Energy Partners LP company guaranty
sr. unsec. unsub. notes 4.00%, 3/1/31	10,000	8,514
Cheniere Energy Partners LP company guaranty
sr. unsec. unsub. notes 3.25%, 1/31/32	9,000	7,152
Chord Energy Corp. 144A company guaranty sr.
unsec. notes 6.375%, 6/1/26	10,000	9,739
Comstock Resources, Inc. 144A company
guaranty sr. unsec. notes 5.875%, 1/15/30	10,000	8,597

Putnam VT Global Asset Allocation Fund	15

	Principal
CORPORATE BONDS AND NOTES (14.0%)* cont.	amount	Value

Energy cont.
Comstock Resources, Inc. 144A sr. unsec. notes
6.75%, 3/1/29	$10,000	$9,025
Continental Resources, Inc. company guaranty
sr. unsec. notes 4.375%, 1/15/28	15,000	13,744
Continental Resources, Inc. company guaranty
sr. unsec. unsub. notes 4.50%, 4/15/23	10,000	9,976
Continental Resources, Inc. 144A company
guaranty sr. unsec. bonds 5.75%, 1/15/31	10,000	9,309
Continental Resources, Inc. 144A company
guaranty sr. unsec. bonds 2.875%, 4/1/32	35,000	25,924
DCP Midstream Operating LP company guaranty
sr. unsec. notes 5.625%, 7/15/27	5,000	4,960
DCP Midstream Operating LP 144A company
guaranty sr. unsec. unsub. bonds 6.75%, 9/15/37	15,000	15,120
Devon Energy Corp. sr. unsec. unsub. bonds
7.95%, 4/15/32	5,000	5,675
Devon Energy Corp. sr. unsec. unsub. bonds
7.875%, 9/30/31	5,000	5,642
Diamondback Energy, Inc. company guaranty sr.
unsec. notes 3.25%, 12/1/26	15,000	13,951
Encino Acquisition Partners Holdings, LLC
144A company guaranty sr. unsec. notes
8.50%, 5/1/28	15,000	13,710
Endeavor Energy Resources LP/EER Finance, Inc.
144A sr. unsec. bonds 5.75%, 1/30/28	55,000	52,664
Energy Transfer LP/Regency Energy Finance
Corp. sr. unsec. unsub. notes 4.50%, 11/1/23	9,000	8,921
EnLink Midstream, LLC 144A company guaranty
sr. unsec. notes 5.625%, 1/15/28	15,000	14,287
EOG Resources, Inc. sr. unsec. unsub. notes
2.625%, 3/15/23	50,000	49,804
EQT Corp. sr. unsec. notes 7.00%, 2/1/30	10,000	10,371
EQT Corp. sr. unsec. notes 5.678%, 10/1/25	10,000	9,951
Equinor ASA company guaranty sr. unsec. notes
5.10%, 8/17/40 (Norway)	40,000	39,280
Hess Midstream Operations LP 144A company
guaranty sr. unsec. notes 5.50%, 10/15/30	5,000	4,574
Hess Midstream Operations LP 144A company
guaranty sr. unsec. notes 5.125%, 6/15/28	10,000	9,247
Hess Midstream Operations LP 144A company
guaranty sr. unsec. notes 4.25%, 2/15/30	5,000	4,275
Hess Midstream Operations LP 144A company
guaranty sr. unsec. sub. notes 5.625%, 2/15/26	28,000	27,275
Holly Energy Partners LP/Holly Energy Finance
Corp. 144A company guaranty sr. unsec. notes
5.00%, 2/1/28	20,000	18,210
Kinetik Holdings LP 144A company guaranty sr.
unsec. notes 5.875%, 6/15/30	15,000	14,067
Nabors Industries, Inc. company guaranty sr.
unsec. notes 5.75%, 2/1/25	10,000	9,536
Nabors Industries, Inc. 144A company guaranty
sr. unsec. notes 9.00%, 2/1/25	4,000	4,050
Nabors Industries, Ltd. 144A company guaranty
sr. unsec. notes 7.25%, 1/15/26	5,000	4,712
Occidental Petroleum Corp. sr. unsec. bonds
6.625%, 9/1/30	5,000	5,167
Occidental Petroleum Corp. sr. unsec. bonds
6.125%, 1/1/31	5,000	5,046
Occidental Petroleum Corp. sr. unsec. sub.
bonds 6.20%, 3/15/40	35,000	34,251
Occidental Petroleum Corp. sr. unsec. sub. notes
8.50%, 7/15/27	20,000	21,536

	Principal
CORPORATE BONDS AND NOTES (14.0%)* cont.	amount	Value

Energy cont.
Occidental Petroleum Corp. sr. unsec. sub. notes
6.45%, 9/15/36	$40,000	$40,800
Occidental Petroleum Corp. sr. unsec. sub. notes
5.875%, 9/1/25	5,000	4,982
Ovintiv, Inc. company guaranty sr. unsec. bonds
6.50%, 8/15/34	5,000	5,031
Ovintiv, Inc. company guaranty sr. unsec. unsub.
bonds 7.375%, 11/1/31	10,000	10,644
Ovintiv, Inc. company guaranty sr. unsec. unsub.
bonds 6.625%, 8/15/37	5,000	5,029
Patterson-UTI Energy, Inc. sr. unsec. sub. notes
5.15%, 11/15/29	10,000	8,963
Permian Resources Operating LLC 144A
company guaranty sr. unsec. notes
5.375%, 1/15/26	15,000	13,654
Petrobras Global Finance BV company guaranty
sr. unsec. unsub. notes 5.60%, 1/3/31 (Brazil)	10,000	9,507
Petroleos Mexicanos company guaranty sr.
unsec. unsub. notes 6.70%, 2/16/32 (Mexico)	53,000	41,618
Precision Drilling Corp. 144A company guaranty
sr. unsec. notes 7.125%, 1/15/26 (Canada)	20,000	19,350
Precision Drilling Corp. 144A company guaranty
sr. unsec. notes 6.875%, 1/15/29 (Canada)	5,000	4,655
Rockcliff Energy II, LLC 144A sr. unsec. notes
5.50%, 10/15/29	20,000	18,299
Sabine Pass Liquefaction, LLC sr. notes
5.00%, 3/15/27	14,000	13,727
Shell International Finance BV company
guaranty sr. unsec. unsub. notes 2.875%, 5/10/26
(Netherlands)	70,000	65,919
SM Energy Co. sr. unsec. unsub. notes
6.75%, 9/15/26	10,000	9,709
SM Energy Co. sr. unsec. unsub. notes
6.50%, 7/15/28	5,000	4,794
SM Energy Co. sr. unsec. unsub. notes
5.625%, 6/1/25	10,000	9,600
Southwestern Energy Co. company guaranty sr.
unsec. notes 5.375%, 3/15/30	10,000	9,120
Southwestern Energy Co. company guaranty sr.
unsec. notes 5.375%, 2/1/29	25,000	23,177
Spectra Energy Partners LP sr. unsec. notes
3.375%, 10/15/26	30,000	27,916
Tallgrass Energy Partners LP/Tallgrass Energy
Finance Corp. 144A company guaranty sr. unsec.
notes 6.00%, 12/31/30	10,000	8,663
Tallgrass Energy Partners LP/Tallgrass Energy
Finance Corp. 144A company guaranty sr. unsec.
notes 5.50%, 1/15/28	15,000	13,294
Transcanada Trust company guaranty jr. unsec.
sub. FRB 5.30%, 3/15/77 (Canada)	10,000	8,400
Transocean Pontus, Ltd. 144A company
guaranty sr. notes 6.125%, 8/1/25
(Cayman Islands)	2,800	2,744
Transocean Poseidon, Ltd. 144A company
guaranty sr. notes 6.875%, 2/1/27	8,750	8,515
Transocean, Inc. 144A company guaranty sr.
unsec. notes 11.50%, 1/30/27	10,000	10,025
USA Compression Partners LP/USA
Compression Finance Corp. company guaranty
sr. unsec. notes 6.875%, 4/1/26	10,000	9,593
USA Compression Partners LP/USA
Compression Finance Corp. company guaranty
sr. unsec. unsub. notes 6.875%, 9/1/27	5,000	4,675

16	Putnam VT Global Asset Allocation Fund

	Principal
CORPORATE BONDS AND NOTES (14.0%)* cont.	amount	Value

Energy cont.
Venture Global Calcasieu Pass, LLC 144A
company guaranty sr. bonds 3.875%, 11/1/33	$10,000	$8,169
Venture Global Calcasieu Pass, LLC 144A
company guaranty sr. notes 3.875%, 8/15/29	10,000	8,750
Viper Energy Partners LP 144A company
guaranty sr. unsec. notes 5.375%, 11/1/27	5,000	4,748
		1,140,705
Financials (4.0%)
AerCap Ireland Capital DAC/AerCap Global
Aviation Trust company guaranty sr. unsec.
notes 4.50%, 9/15/23 (Ireland)	150,000	149,015
AG Issuer, LLC 144A sr. notes 6.25%, 3/1/28	10,000	9,190
Air Lease Corp. sr. unsec. notes 2.10%, 9/1/28	65,000	52,942
Air Lease Corp. sr. unsec. sub. bonds
4.625%, 10/1/28	23,000	21,512
Air Lease Corp. sr. unsec. sub. notes
3.25%, 10/1/29	3,000	2,554
Alliant Holdings Intermediate, LLC/Alliant
Holdings Co-Issuer 144A sr. unsec. notes
6.75%, 10/15/27	15,000	13,483
Ally Financial, Inc. company guaranty sr. unsec.
notes 8.00%, 11/1/31	54,000	55,747
Ally Financial, Inc. sr. unsec. notes 4.75%, 6/9/27	25,000	23,433
AmWINS Group, Inc. 144A sr. unsec. notes
4.875%, 6/30/29	5,000	4,241
Ares Capital Corp. sr. unsec. notes
2.875%, 6/15/27	50,000	42,376
Ares Capital Corp. sr. unsec. sub. notes
3.875%, 1/15/26	25,000	22,911
Aretec Escrow Issuer, Inc. 144A sr. unsec. notes
7.50%, 4/1/29	15,000	12,379
Athene Global Funding 144A notes
1.985%, 8/19/28	40,000	32,183
Banco Santander SA unsec. sub. FRB 3.225%,
11/22/32 (Spain)	200,000	151,021
Bank of America Corp. jr. unsec. sub. FRN Ser. AA,
6.10%, perpetual maturity	74,000	71,410
Bank of America Corp. sr. unsec. FRN Ser. MTN,
2.496%, 2/13/31	5,000	4,064
Bank of America Corp. unsec. sub. FRB
3.846%, 3/8/37	120,000	99,367
Bank of America Corp. unsec. sub. notes
6.11%, 1/29/37	195,000	197,215
Berkshire Hathaway Finance Corp. company
guaranty sr. unsec. bonds 2.85%, 10/15/50	10,000	6,679
Berkshire Hathaway Finance Corp. company
guaranty sr. unsec. notes 4.30%, 5/15/43	29,000	25,997
Blackstone Holdings Finance Co., LLC 144A
company guaranty sr. unsec. unsub. bonds
1.60%, 3/30/31	10,000	7,267
Boston Properties, LP sr. unsec. notes
6.75%, 12/1/27 R	10,000	10,311
Camden Property Trust sr. unsec. unsub. notes
4.875%, 6/15/23 R	65,000	64,851
Capital One Financial Corp. unsec. sub. FRB
2.359%, 7/29/32	92,000	66,173
Citigroup, Inc. jr. unsec. sub. FRN 3.875%,
perpetual maturity	35,000	29,838
Citigroup, Inc. sr. unsec. FRB 3.668%, 7/24/28	204,000	187,351
Citigroup, Inc. sr. unsec. unsub. FRB
3.887%, 1/10/28	50,000	46,723
Citigroup, Inc. unsec. sub. bonds 4.75%, 5/18/46	10,000	8,310

	Principal
CORPORATE BONDS AND NOTES (14.0%)* cont.	amount	Value

Financials cont.
Citigroup, Inc. unsec. sub. bonds 4.45%, 9/29/27	$50,000	$47,670
CNO Financial Group, Inc. sr. unsec. notes
5.25%, 5/30/29	10,000	9,527
Cobra AcquisitionCo, LLC 144A company
guaranty sr. unsec. notes 6.375%, 11/1/29	15,000	8,850
Commonwealth Bank of Australia 144A sr. unsec.
notes 3.15%, 9/19/27 (Australia)	75,000	69,312
Corebridge Financial, Inc. 144A sr. unsec. notes
3.85%, 4/5/29	20,000	18,216
Fairfax Financial Holdings, Ltd. sr. unsec. notes
4.85%, 4/17/28 (Canada)	10,000	9,451
Fairfax US, Inc. 144A company guaranty sr.
unsec. notes 4.875%, 8/13/24	30,000	29,263
Fifth Third Bancorp jr. unsec. sub. FRB 5.10%,
perpetual maturity	11,000	10,450
First-Citizens Bank & Trust Co. unsec. sub. notes
6.125%, 3/9/28	26,000	26,423
Five Corners Funding Trust 144A sr. unsec. bonds
4.419%, 11/15/23	135,000	133,752
Freedom Mortgage Corp. 144A sr. unsec. notes
8.25%, 4/15/25	17,000	15,291
Freedom Mortgage Corp. 144A sr. unsec. notes
8.125%, 11/15/24	5,000	4,600
Freedom Mortgage Corp. 144A sr. unsec. notes
6.625%, 1/15/27	5,000	3,891
GLP Capital LP/GLP Financing II, Inc. company
guaranty sr. unsec. bonds 3.25%, 1/15/32 R	15,000	11,991
GLP Capital LP/GLP Financing II, Inc. company
guaranty sr. unsec. notes 5.25%, 6/1/25	10,000	9,830
GLP Capital LP/GLP Financing II, Inc. company
guaranty sr. unsec. unsub. notes 5.375%, 4/15/26	4,000	3,924
goeasy, Ltd. 144A company guaranty sr. unsec.
notes 5.375%, 12/1/24 (Canada)	5,000	4,797
goeasy, Ltd. 144A company guaranty sr. unsec.
notes 4.375%, 5/1/26 (Canada)	5,000	4,425
Goldman Sachs Group, Inc. (The) jr. unsec. sub.
FRN 3.65%, 7/28/51	21,000	16,958
Goldman Sachs Group, Inc. (The) sr. unsec. FRB
4.223%, 5/1/29	87,000	81,051
Goldman Sachs Group, Inc. (The) sr. unsec.
unsub. notes 2.60%, 2/7/30	13,000	10,849
Goldman Sachs Group, Inc. (The) unsec. sub.
notes 6.75%, 10/1/37	24,000	25,609
Goldman Sachs Group, Inc. (The) unsec. sub.
notes 5.95%, 1/15/27	5,000	5,132
HUB International, Ltd. 144A sr. unsec. notes
7.00%, 5/1/26	20,000	19,580
HUB International, Ltd. 144A sr. unsec. notes
5.625%, 12/1/29	5,000	4,367
Huntington Bancshares, Inc. unsec. sub. FRB
2.487%, 8/15/36	41,000	29,485
Icahn Enterprises LP/Icahn Enterprises Finance
Corp. company guaranty sr. unsec. notes
6.25%, 5/15/26	10,000	9,609
Icahn Enterprises LP/Icahn Enterprises Finance
Corp. company guaranty sr. unsec. notes
5.25%, 5/15/27	10,000	9,156
Icahn Enterprises LP/Icahn Enterprises Finance
Corp. company guaranty sr. unsec. sub. notes
4.375%, 2/1/29	5,000	4,228
Intercontinental Exchange, Inc. sr. unsec. bonds
2.65%, 9/15/40	30,000	20,806

Putnam VT Global Asset Allocation Fund	17

	Principal
CORPORATE BONDS AND NOTES (14.0%)* cont.	amount	Value

Financials cont.
Intercontinental Exchange, Inc. sr. unsec. bonds
1.85%, 9/15/32	$15,000	$11,283
iStar, Inc. sr. unsec. notes 5.50%, 2/15/26 R	10,000	9,974
iStar, Inc. sr. unsec. notes 4.75%, 10/1/24 R	5,000	4,962
iStar, Inc. sr. unsec. notes 4.25%, 8/1/25 R	30,000	29,398
JPMorgan Chase & Co. jr. unsec. bonds 6.10%,
perpetual maturity	17,000	16,545
JPMorgan Chase & Co. jr. unsec. sub. FRB
Ser. HH, 4.60%, perpetual maturity	157,000	138,356
JPMorgan Chase & Co. jr. unsec. sub. FRB
Ser. W, (ICE LIBOR USD 3 Month + 1.00%),
5.606%, 5/15/47	13,000	9,952
JPMorgan Chase & Co. jr. unsec. sub. FRN 3.65%,
perpetual maturity)	17,000	14,556
JPMorgan Chase & Co. sr. unsec. unsub. FRB
3.964%, 11/15/48	300,000	234,000
JPMorgan Chase & Co. unsec. sub. notes
4.125%, 12/15/26	6,000	5,797
JPMorgan Chase & Co. unsec. sub. notes
3.375%, 5/1/23	165,000	164,224
KKR Group Finance Co. III, LLC 144A company
guaranty sr. unsec. unsub. bonds 5.125%, 6/1/44	30,000	26,035
Ladder Capital Finance Holdings, LLLP/Ladder
Capital Finance Corp. 144A company guaranty
sr. unsec. notes 4.75%, 6/15/29 R	15,000	12,110
Ladder Capital Finance Holdings, LLLP/Ladder
Capital Finance Corp. 144A company guaranty
sr. unsec. unsub. notes 5.25%, 10/1/25 R	25,000	23,489
Ladder Capital Finance Holdings, LLLP/Ladder
Capital Finance Corp. 144A sr. unsec. notes
4.25%, 2/1/27 R	15,000	12,600
Marsh & McLennan Cos., Inc. sr. unsec. sub. notes
4.375%, 3/15/29	22,000	21,250
Morgan Stanley sr. unsec. unsub. FRN Ser. GMTN,
3.772%, 1/24/29	185,000	169,415
Morgan Stanley sr. unsec. unsub. notes
4.375%, 1/22/47	40,000	33,851
Morgan Stanley sr. unsec. unsub. notes
Ser. GMTN, 3.125%, 1/23/23	183,000	182,832
Nationstar Mortgage Holdings, Inc.
144A company guaranty sr. unsec. notes
5.75%, 11/15/31	15,000	11,663
Nationstar Mortgage Holdings, Inc.
144A company guaranty sr. unsec. notes
5.50%, 8/15/28	10,000	8,154
Neuberger Berman Group, LLC/Neuberger
Berman Finance Corp. 144A sr. unsec. notes
4.875%, 4/15/45	30,000	24,204
OneMain Finance Corp. company guaranty sr.
unsec. sub. notes 7.125%, 3/15/26	35,000	33,280
OneMain Finance Corp. company guaranty sr.
unsec. sub. notes 6.625%, 1/15/28	5,000	4,604
OneMain Finance Corp. company guaranty sr.
unsec. unsub. notes 5.375%, 11/15/29	15,000	12,269
PennyMac Financial Services, Inc. 144A
company guaranty sr. unsec. notes
5.75%, 9/15/31	10,000	7,930
PennyMac Financial Services, Inc. 144A
company guaranty sr. unsec. notes
5.375%, 10/15/25	10,000	9,012
PHH Mortgage Corp. 144A company guaranty sr.
notes 7.875%, 3/15/26	15,000	13,325

	Principal
CORPORATE BONDS AND NOTES (14.0%)* cont.	amount	Value

Financials cont.
PNC Financial Services Group, Inc. (The) unsec.
sub. FRB 4.626%, 6/6/33	$70,000	$64,667
Prologis LP sr. unsec. unsub. notes
2.25%, 4/15/30 R	10,000	8,331
Prologis LP sr. unsec. unsub. notes
2.125%, 4/15/27 R	4,000	3,581
Royal Bank of Canada unsec. sub. notes
Ser. GMTN, 4.65%, 1/27/26 (Canada)	45,000	44,399
Service Properties Trust company guaranty sr.
unsec. unsub. notes 7.50%, 9/15/25 R	5,000	4,765
Toronto-Dominion Bank (The) unsec. sub. FRB
3.625%, 9/15/31 (Canada)	55,000	50,658
Truist Financial Corp. jr. unsec. sub. FRB Ser. N,
4.80%, 9/1/24	16,000	14,404
Truist Financial Corp. sr. unsec. unsub. FRN
Ser. MTN, 4.26%, 7/28/26	55,000	54,041
US Bancorp unsec. sub. FRB 2.491%, 11/3/36	60,000	45,658
USI, Inc./NY 144A sr. unsec. notes 6.875%, 5/1/25	20,000	19,267
VICI Properties LP sr. unsec. unsub. notes
4.75%, 2/15/28 R	30,000	28,460
VICI Properties LP/VICI Note Co., Inc.
144A company guaranty sr. unsec. notes
3.75%, 2/15/27 R	10,000	9,078
Wells Fargo & Co. jr. unsec. sub. FRB Ser. U,
5.875%, perpetual maturity	9,000	8,685
Wells Fargo & Co. jr. unsec. sub. FRN 3.90%,
perpetual maturity	15,000	13,129
Wells Fargo & Co. sr. unsec. unsub. FRB Ser. MTN,
3.35%, 3/2/33	185,000	155,844
Wells Fargo & Co. sr. unsec. unsub. FRN Ser. MTN,
4.54%, 8/15/26	22,000	21,559
Westpac Banking Corp. unsec. sub. bonds
2.963%, 11/16/40 (Australia)	25,000	16,507
		3,885,139
Health care (0.9%)
1375209 BC, Ltd. 144A sr. notes 9.00%,
1/30/28 (Canada)	1,000	974
AbbVie, Inc. sr. unsec. sub. notes 3.80%, 3/15/25	15,000	14,619
Air Methods Corp. 144A sr. unsec. notes
8.00%, 5/15/25	15,000	750
Bausch Health Cos., Inc. 144A company guaranty
sr. notes 6.125%, 2/1/27	5,000	3,448
Bausch Health Cos., Inc. 144A company guaranty
sr. sub. notes 11.00%, 9/30/28	2,000	1,560
Bausch Health Cos., Inc. 144A sr. notes
4.875%, 6/1/28	10,000	6,360
Becton Dickinson and Co. sr. unsec. notes
3.70%, 6/6/27	7,000	6,614
Becton Dickinson and Co. sr. unsec. sub. bonds
1.957%, 2/11/31	50,000	39,540
Bristol-Myers Squibb Co. sr. unsec. notes
3.25%, 2/20/23	67,000	66,851
Bristol-Myers Squibb Co. sr. unsec. notes
2.90%, 7/26/24	52,000	50,478
Centene Corp. sr. unsec. bonds 3.00%, 10/15/30	10,000	8,197
Centene Corp. sr. unsec. notes 4.625%, 12/15/29	10,000	9,138
Charles River Laboratories International,
Inc. 144A company guaranty sr. unsec. notes
4.00%, 3/15/31	5,000	4,338
Charles River Laboratories International,
Inc. 144A company guaranty sr. unsec. notes
3.75%, 3/15/29	5,000	4,400

18	Putnam VT Global Asset Allocation Fund

	Principal
CORPORATE BONDS AND NOTES (14.0%)* cont.	amount	Value

Health care cont.
CHS/Community Health Systems, Inc. 144A
company guaranty sr. notes 8.00%, 3/15/26	$5,000	$4,552
CHS/Community Health Systems, Inc. 144A
company guaranty sr. notes 5.625%, 3/15/27	5,000	4,287
CHS/Community Health Systems, Inc. 144A
company guaranty sr. unsec. sub. notes
6.875%, 4/1/28	10,000	4,800
CHS/Community Health Systems, Inc. 144A jr.
notes 6.875%, 4/15/29	10,000	5,140
CHS/Community Health Systems, Inc. 144A sr.
notes 5.25%, 5/15/30	15,000	11,311
Cigna Corp. company guaranty sr. unsec. unsub.
notes 3.75%, 7/15/23	27,000	26,822
CVS Health Corp. sr. unsec. unsub. notes
4.78%, 3/25/38	39,000	35,526
CVS Pass-Through Trust 144A sr. mtge. notes
4.704%, 1/10/36	35,632	32,023
DH Europe Finance II SARL company guaranty sr.
unsec. bonds 3.40%, 11/15/49 (Luxembourg)	15,000	11,244
Elanco Animal Health, Inc. sr. unsec. notes
Ser. WI, 6.40%, 8/28/28	10,000	9,515
HCA, Inc. company guaranty sr. notes
4.50%, 2/15/27	22,000	21,203
HCA, Inc. company guaranty sr. unsec. notes
5.375%, 9/1/26	10,000	9,889
HCA, Inc. company guaranty sr. unsec. notes
3.50%, 9/1/30	5,000	4,312
Humana, Inc. sr. unsec. unsub. notes
5.75%, 3/1/28	25,000	25,526
Mallinckrodt International Finance SA/
Mallinckrodt CB, LLC 144A company guaranty
unsub. notes 10.00%, 4/15/25 (Luxembourg)	9,000	5,985
Merck & Co., Inc. sr. unsec. notes 2.90%, 3/7/24	1,000	977
Merck & Co., Inc. sr. unsec. unsub. notes
3.70%, 2/10/45	50,000	41,123
Merck & Co., Inc. sr. unsec. unsub. notes
2.75%, 2/10/25	8,000	7,666
Minerva Merger Sub, Inc. 144A sr. unsec. notes
6.50%, 2/15/30	20,000	14,739
Mozart Debt Merger Sub, Inc. 144A sr. notes
3.875%, 4/1/29	5,000	4,030
Mozart Debt Merger Sub, Inc. 144A sr. unsec.
notes 5.25%, 10/1/29	10,000	7,943
Novartis Capital Corp. company guaranty sr.
unsec. unsub. bonds 4.00%, 11/20/45	80,000	70,184
Option Care Health, Inc. 144A company guaranty
sr. unsec. notes 4.375%, 10/31/29	5,000	4,374
Owens & Minor, Inc. 144A company guaranty sr.
unsec. notes 6.625%, 4/1/30	10,000	8,594
Owens & Minor, Inc. 144A sr. unsec. notes
4.50%, 3/31/29	15,000	11,960
Pfizer, Inc. sr. unsec. unsub. notes
3.00%, 12/15/26	40,000	37,846
Service Corp. International sr. unsec. bonds
5.125%, 6/1/29	15,000	14,063
Service Corp. International sr. unsec. notes
4.625%, 12/15/27	6,000	5,604
Service Corp. International sr. unsec. notes
3.375%, 8/15/30	5,000	4,065
Service Corp. International sr. unsec. sub. notes
4.00%, 5/15/31	10,000	8,422

	Principal
CORPORATE BONDS AND NOTES (14.0%)* cont.	amount	Value

Health care cont.
Tenet Healthcare Corp. company guaranty sr.
notes 4.625%, 7/15/24	$2,000	$1,951
Tenet Healthcare Corp. 144A company guaranty
sr. notes 5.125%, 11/1/27	25,000	23,256
Tenet Healthcare Corp. 144A company guaranty
sr. notes 4.875%, 1/1/26	20,000	18,913
Tenet Healthcare Corp. 144A company guaranty
sr. notes 4.25%, 6/1/29	10,000	8,663
Tenet Healthcare Corp. 144A company guaranty
sr. unsub. notes 6.125%, 6/15/30	15,000	14,292
UnitedHealth Group, Inc. sr. unsec. unsub. notes
2.75%, 2/15/23	90,000	89,787
UnitedHealth Group, Inc. sr. unsec. unsub. notes
5.25%, 2/15/28	5,000	5,111
Viatris, Inc. company guaranty sr. unsec. notes
2.30%, 6/22/27	25,000	21,361
Zoetis, Inc. sr. unsec. notes 3.90%, 8/20/28	35,000	33,246
		887,572
Technology (1.0%)
Alphabet, Inc. sr. unsec. bonds 2.25%, 8/15/60	30,000	16,900
Alphabet, Inc. sr. unsec. notes 1.998%, 8/15/26	35,000	32,178
Apple, Inc. sr. unsec. bonds 2.80%, 2/8/61	20,000	12,653
Apple, Inc. sr. unsec. notes 2.85%, 5/11/24	25,000	24,339
Apple, Inc. sr. unsec. unsub. notes
4.375%, 5/13/45	80,000	73,932
Apple, Inc. sr. unsec. unsub. notes 3.85%, 5/4/43	27,000	23,284
Arches Buyer, Inc. 144A sr. notes 4.25%, 6/1/28	30,000	23,463
Arches Buyer, Inc. 144A sr. unsec. notes
6.125%, 12/1/28	5,000	4,013
Boxer Parent Co., Inc. 144A company guaranty sr.
notes 7.125%, 10/2/25	5,000	4,863
Broadcom Corp./Broadcom Cayman Finance,
Ltd. company guaranty sr. unsec. unsub. notes
3.875%, 1/15/27	73,000	69,050
Broadcom Corp./Broadcom Cayman Finance,
Ltd. company guaranty sr. unsec. unsub. notes
3.50%, 1/15/28	90,000	81,877
Central Parent, Inc./CDK Global, Inc. 144A
company guaranty sr. notes 7.25%, 6/15/29	10,000	9,781
Clarivate Science Holdings Corp. 144A sr. unsec.
notes 4.875%, 7/1/29	20,000	17,007
CommScope Finance, LLC 144A sr. notes
6.00%, 3/1/26	5,000	4,614
CommScope Technologies, LLC 144A company
guaranty sr. unsec. notes 6.00%, 6/15/25	3,000	2,730
CommScope, Inc. 144A company guaranty sr.
unsec. notes 8.25%, 3/1/27	10,000	7,750
Crowdstrike Holdings, Inc. company guaranty sr.
unsec. notes 3.00%, 2/15/29	20,000	16,875
Imola Merger Corp. 144A sr. notes 4.75%, 5/15/29	20,000	17,352
Meta Platforms, Inc. sr. unsec. unsub. bonds
4.45%, 8/15/52	21,000	16,688
Meta Platforms, Inc. sr. unsec. unsub. notes
3.50%, 8/15/27	12,000	11,184
Microchip Technology, Inc. company guaranty
sr. notes 4.333%, 6/1/23	20,000	19,915
Microsoft Corp. sr. unsec. unsub. bonds
2.525%, 6/1/50	25,000	16,451
Microsoft Corp. sr. unsec. unsub. notes
3.30%, 2/6/27	10,000	9,637
NortonLifeLock, Inc. 144A company guaranty sr.
unsec. unsub. notes 6.75%, 9/30/27	10,000	9,800

Putnam VT Global Asset Allocation Fund	19

	Principal
CORPORATE BONDS AND NOTES (14.0%)* cont.	amount	Value

Technology cont.
Oracle Corp. sr. unsec. notes 2.95%, 4/1/30	$45,000	$38,367
Oracle Corp. sr. unsec. unsub. bonds
4.00%, 11/15/47	35,000	25,581
Oracle Corp. sr. unsec. unsub. notes
5.375%, 7/15/40	35,000	32,118
Oracle Corp. sr. unsec. unsub. notes
3.625%, 7/15/23	144,000	142,892
Picard Midco, Inc. 144A sr. notes. 6.50%, 3/31/29	20,000	16,846
Rocket Software, Inc. 144A sr. unsec. notes
6.50%, 2/15/29	25,000	19,500
salesforce.com, Inc. sr. unsec. bonds
3.05%, 7/15/61	30,000	19,049
salesforce.com, Inc. sr. unsec. bonds
2.90%, 7/15/51	30,000	19,663
Sensata Technologies, Inc. 144A company
guaranty sr. unsec. notes 3.75%, 2/15/31	30,000	24,679
ServiceNow, Inc. sr. unsec. notes 1.40%, 9/1/30	30,000	22,951
TTM Technologies, Inc. 144A company guaranty
sr. unsec. notes 4.00%, 3/1/29	15,000	12,825
Twilio, Inc. company guaranty sr. unsec. notes
3.875%, 3/15/31	5,000	3,967
Twilio, Inc. company guaranty sr. unsec. notes
3.625%, 3/15/29	15,000	12,186
Workday, Inc. sr. unsec. notes 3.70%, 4/1/29	10,000	9,204
ZoomInfo Technologies, LLC/ZoomInfo Finance
Corp. 144A company guaranty sr. unsec. notes
3.875%, 2/1/29	35,000	29,413
		955,577
Transportation (0.2%)
American Airlines, Inc./AAdvantage Loyalty
IP, Ltd. 144A company guaranty sr. notes
5.75%, 4/20/29	10,000	9,140
American Airlines, Inc./AAdvantage Loyalty
IP, Ltd. 144A company guaranty sr. notes
5.50%, 4/20/26	10,000	9,616
Canadian Pacific Railway Co. company guaranty
sr. unsec. unsub. notes 1.75%, 12/2/26 (Canada)	60,000	53,468
CSX Corp. sr. unsec. unsub. notes 4.10%, 3/15/44	70,000	58,698
Delta Air Lines, Inc./SkyMiles IP, Ltd. 144A
company guaranty sr. notes 4.75%, 10/20/28	15,000	14,100
Penske Truck Leasing Co. LP/PTL Finance Corp.
144A sr. unsec. bonds 3.40%, 11/15/26	16,000	14,677
Penske Truck Leasing Co. LP/PTL Finance Corp.
144A sr. unsec. notes 4.40%, 7/1/27	10,000	9,489
Penske Truck Leasing Co. LP/PTL Finance Corp.
144A sr. unsec. notes 3.90%, 2/1/24	20,000	19,578
United Airlines, Inc. 144A company guaranty sr.
notes 4.625%, 4/15/29	5,000	4,353
United Airlines, Inc. 144A company guaranty sr.
notes 4.375%, 4/15/26	5,000	4,635
Watco Cos., LLC/Watco Finance Corp. 144A sr.
unsec. notes 6.50%, 6/15/27	30,000	28,500
		226,254
Utilities and power (0.9%)
AES Corp. (The) sr. unsec. notes 1.375%, 1/15/26	24,000	21,312
AES Corp. (The) sr. unsec. unsub. notes
2.45%, 1/15/31	25,000	19,888
American Electric Power Co., Inc. sr. unsec.
unsub. notes Ser. J, 4.30%, 12/1/28	55,000	52,526
American Transmission Systems, Inc. 144A sr.
unsec. bonds 2.65%, 1/15/32	10,000	8,207
Boardwalk Pipelines LP company guaranty sr.
unsec. notes 3.60%, 9/1/32	5,000	4,137

	Principal
CORPORATE BONDS AND NOTES (14.0%)* cont.	amount	Value

Utilities and power cont.
Buckeye Partners LP sr. unsec. notes
3.95%, 12/1/26	$5,000	$4,474
Buckeye Partners LP 144A sr. unsec. notes
4.50%, 3/1/28	10,000	8,790
Calpine Corp. 144A company guaranty sr. notes
5.25%, 6/1/26	4,000	3,810
Calpine Corp. 144A company guaranty sr. notes
4.50%, 2/15/28	35,000	31,220
Commonwealth Edison Co. 1st mtge. bonds
5.90%, 3/15/36	28,000	29,182
Consolidated Edison Co. of New York, Inc. sr.
unsec. unsub. notes 4.20%, 3/15/42	45,000	37,661
Duke Energy Corp. sr. unsec. bonds
4.20%, 6/15/49	70,000	55,242
Duke Energy Corp. sr. unsec. notes
3.15%, 8/15/27	55,000	50,749
Duke Energy Indiana LLC sr. bonds 6.45%, 4/1/39	5,000	5,388
Enbridge, Inc. company guaranty sr. unsec.
unsub. bonds 4.50%, 6/10/44 (Canada)	15,000	12,472
Enbridge, Inc. sr. unsec. unsub. bonds 4.25%,
12/1/26 (Canada)	30,000	28,842
Energy Transfer LP company guaranty sr. unsec.
bonds 3.75%, 5/15/30	30,000	26,451
Energy Transfer LP company guaranty sr. unsec.
notes 5.50%, 6/1/27	6,000	5,957
Energy Transfer LP company guaranty sr. unsec.
notes 2.90%, 5/15/25	37,000	34,845
Energy Transfer LP jr. unsec. sub. FRN 6.625%,
perpetual maturity	91,000	67,568
Enterprise Products Operating, LLC company
guaranty sr. unsec. notes 2.80%, 1/31/30	4,000	3,398
Enterprise Products Operating, LLC company
guaranty sr. unsec. unsub. bonds 4.25%, 2/15/48	90,000	72,217
Evergy Missouri West, Inc. 144A sr. notes
5.15%, 12/15/27	30,000	29,888
IPALCO Enterprises, Inc. sr. notes 4.25%, 5/1/30	25,000	22,209
IPALCO Enterprises, Inc. sr. sub. notes
3.70%, 9/1/24	5,000	4,845
Kinder Morgan Energy Partners LP company
guaranty sr. unsec. unsub. notes 3.45%, 2/15/23	25,000	24,946
Kinder Morgan, Inc. company guaranty sr. unsec.
unsub. notes 1.75%, 11/15/26	10,000	8,825
NRG Energy, Inc. company guaranty sr. unsec.
notes 6.625%, 1/15/27	2,000	1,983
NRG Energy, Inc. 144A company guaranty sr.
bonds 4.45%, 6/15/29	10,000	8,843
NRG Energy, Inc. 144A company guaranty sr.
notes 3.75%, 6/15/24	21,000	20,226
NRG Energy, Inc. 144A company guaranty sr.
unsec. bonds 3.875%, 2/15/32	35,000	26,287
NRG Energy, Inc. 144A sr. unsec. bonds
5.25%, 6/15/29	5,000	4,414
Oncor Electric Delivery Co., LLC sr. notes
3.75%, 4/1/45	75,000	60,294
Pacific Gas and Electric Co. company guaranty
sr. unsec. unsub. notes 2.95%, 3/1/26	5,000	4,583
Pacific Gas and Electric Co. notes 2.10%, 8/1/27	5,000	4,270
Public Service Electric & Gas Co. sr. notes
Ser. MTN, 5.50%, 3/1/40	25,000	25,304
Vistra Corp. 144A jr. unsec. sub. FRN 7.00%,
perpetual maturity	5,000	4,550
Vistra Operations Co., LLC 144A company
guaranty sr. notes 4.30%, 7/15/29	17,000	15,314

20	Putnam VT Global Asset Allocation Fund

	Principal
CORPORATE BONDS AND NOTES (14.0%)* cont.	amount	Value

Utilities and power cont.
Vistra Operations Co., LLC 144A company
guaranty sr. notes 3.55%, 7/15/24	$18,000	$17,263
Vistra Operations Co., LLC 144A company
guaranty sr. unsec. notes 5.50%, 9/1/26	15,000	14,451
Vistra Operations Co., LLC 144A company
guaranty sr. unsec. sub. notes 5.00%, 7/31/27	5,000	4,640
		887,471

Total corporate bonds and notes (cost $15,402,041)		$13,603,926

	Principal
MORTGAGE-BACKED SECURITIES (3.3%)*	amount	Value

Agency collateralized mortgage obligations (0.1%)
Federal Home Loan Mortgage Corporation
REMICs IFB Ser. 3408, Class EK, ((-4.024
x ICE LIBOR USD 1 Month) + 25.79%),
8.419%, 4/15/37	$4,471	$6,935
REMICs IFB Ser. 3072, Class SM, ((-3.667
x ICE LIBOR USD 1 Month) + 23.80%),
7.965%, 11/15/35	6,098	9,221
REMICs IFB Ser. 3065, Class DC, ((-3 x ICE LIBOR
USD 1 Month) + 19.86%), 6.906%, 3/15/35	12,968	16,404
REMICs IFB Ser. 2990, Class LB, ((-2.556 x ICE
LIBOR USD 1 Month) + 16.95%), 5.91%, 6/15/34	2,322	2,506
Federal National Mortgage Association
REMICs IFB Ser. 06-8, Class HP, ((-3.667
x ICE LIBOR USD 1 Month) + 24.57%),
8.475%, 3/25/36	7,556	8,083
REMICs IFB Ser. 07-53, Class SP, ((-3.667
x ICE LIBOR USD 1 Month) + 24.20%),
8.108%, 6/25/37	6,652	10,454
REMICs Ser. 06-46, Class OC, PO,
zero %, 6/25/36	1,912	1,682
Government National Mortgage Association
Ser. 10-9, Class UI, IO, 5.00%, 1/20/40	22,155	4,639
Ser. 13-14, IO, 3.50%, 12/20/42	58,649	6,213
Ser. 16-H16, Class EI, IO, 1.64%, 6/20/66 W	112,442	4,779
Ser. 15-H26, Class DI, IO, 0.731%, 10/20/65 W	171,168	6,429
		77,345
Commercial mortgage-backed securities (1.5%)
ACRE Commercial Mortgage, Ltd. 144A
FRB Ser. 21-FL4, Class A, 5.169%, 12/18/37
(Cayman Islands)	18,623	18,064
Banc of America Commercial Mortgage Trust
FRB Ser. 07-1, Class XW, IO, 0.313%, 1/15/49 W	14,268	—
BANK FRB Ser. 17-BNK8, Class B,
3.952%, 11/15/50 W	12,000	10,207
Barclays Commercial Mortgage Trust Ser. 19-C3,
Class C, 4.178%, 5/15/52	32,000	26,781
CD Commercial Mortgage Trust FRB Ser. 17-CD6,
Class B, 3.911%, 11/13/50 W	14,000	12,085
CFCRE Commercial Mortgage Trust FRB
Ser. 17-C8, Class B, 4.199%, 6/15/50 W	14,000	12,598
Citigroup Commercial Mortgage Trust
Ser. 14-GC21, Class B, 4.328%, 5/10/47 W	44,000	41,146
COMM Mortgage Trust
FRB Ser. 12-LC4, Class C, 5.298%, 12/10/44 W	29,000	28,681
FRB Ser. 13-CR13, Class C, 4.876%, 11/10/46 W	27,000	25,501
FRB Ser. 14-CR17, Class C, 4.781%, 5/10/47 W	75,000	68,241
Ser. 13-CR11, Class AM, 4.715%, 8/10/50 W	20,000	19,823
Ser. 14-UBS2, Class B, 4.701%, 3/10/47	75,000	71,952
Ser. 14-CR19, Class B, 4.697%, 8/10/47 W	16,000	15,199
FRB Ser. 15-CR26, Class C, 4.467%, 10/10/48 W	24,000	21,814

	Principal
MORTGAGE-BACKED SECURITIES (3.3%)* cont.	amount	Value

Commercial mortgage-backed securities cont.
COMM Mortgage Trust
FRB Ser. 14-UBS6, Class C, 4.436%, 12/10/47 W	$16,000	$14,652
FRB Ser. 16-COR1, Class C, 4.33%, 10/10/49 W	19,000	16,590
FRB Ser. 15-LC19, Class B, 3.829%, 2/10/48 W	18,000	16,588
FRB Ser. 14-CR20, Class XA, IO,
0.945%, 11/10/47 W	245,346	3,064
FRB Ser. 14-UBS6, Class XA, IO,
0.836%, 12/10/47 W	717,159	8,415
FRB Ser. 14-LC17, Class XA, IO,
0.663%, 10/10/47 W	388,826	3,460
Credit Suisse Commercial Mortgage Trust 144A
FRB Ser. 07-C2, Class AX, IO, 0.014%, 1/15/49 W	476,656	1
CSAIL Commercial Mortgage Trust
Ser. 15-C1, Class B, 4.044%, 4/15/50 W	30,000	27,079
Ser. 16-C7, Class AS, 3.958%, 11/15/49 W	15,000	13,786
Ser. 19-C17, Class AS, 3.278%, 9/15/52	49,000	41,066
FRB Ser. 20-C19, Class XA, IO, 1.108%, 3/15/53 W	1,038,700	62,671
CSMC Trust
FRB Ser. 16-NXSR, Class C, 4.448%, 12/15/49 W	70,000	55,678
FRB Ser. 16-NXSR, Class XA, IO,
0.709%, 12/15/49 W	896,548	21,965
Federal Home Loan Mortgage Corporation
Multifamily Structured Pass-Through
Certificates FRB Ser. K740, Class X1, IO,
0.756%, 9/25/27 W	381,403	10,990
GS Mortgage Securities Corp., II 144A Ser. GC10,
Class B, 3.682%, 2/10/46	36,020	35,949
GS Mortgage Securities Trust
FRB Ser. 14-GC22, Class C, 4.686%, 6/10/47 W	14,000	13,231
FRB Ser. 15-GC32, Class B, 4.401%, 7/10/48 W	73,000	68,066
FRB Ser. 15-GC30, Class C, 4.069%, 5/10/50 W	37,000	33,095
GS Mortgage Securities Trust 144A
FRB Ser. 13-GC14, Class B, 4.718%, 8/10/46 W	13,000	12,614
Ser. 12-GCJ9, Class C, 4.448%, 11/10/45 W	4,365	4,301
JPMBB Commercial Mortgage Securities Trust
FRB Ser. 13-C15, Class C, 5.18%, 11/15/45 W	43,000	41,009
FRB Ser. 14-C22, Class C, 4.547%, 9/15/47 W	13,000	11,708
FRB Ser. 13-C12, Class B, 4.113%, 7/15/45 W	25,000	24,676
JPMDB Commercial Mortgage Securities Trust
FRB Ser. 18-C8, Class XA, IO, 0.667%, 6/15/51 W	1,012,611	19,790
JPMorgan Chase Commercial Mortgage
Securities Trust
Ser. 06-LDP9, Class AMS, 5.337%, 5/15/47	7,454	6,948
FRB Ser. 13-C16, Class C, 5.008%, 12/15/46 W	22,000	21,241
LB-UBS Commercial Mortgage Trust 144A FRB
Ser. 06-C6, Class XCL, IO, 0.435%, 9/15/39 W	216,572	29
Morgan Stanley Bank of America Merrill
Lynch Trust
FRB Ser. 14-C14, Class C, 5.059%, 2/15/47 W	10,000	9,621
FRB Ser. 14-C14, Class B, 4.869%, 2/15/47 W	13,000	12,572
FRB Ser. 15-C24, Class B, 4.329%, 5/15/48 W	10,000	9,405
Ser. 13-C13, Class AS, 4.266%, 11/15/46	75,000	73,721
FRB Ser. 13-C10, Class AS, 4.07%, 7/15/46 W	25,000	24,774
Ser. 14-C19, Class C, 4.00%, 12/15/47	20,000	18,011
FRB Ser. 14-C17, Class XA, IO, 1.027%, 8/15/47 W	151,243	1,358
FRB Ser. 15-C26, Class XA, IO,
0.967%, 10/15/48 W	562,842	9,273
FRB Ser. 13-C12, Class XA, IO,
0.548%, 10/15/46 W	379,925	764

Putnam VT Global Asset Allocation Fund	21

	Principal
MORTGAGE-BACKED SECURITIES (3.3%)* cont.	amount	Value

Commercial mortgage-backed securities cont.
Morgan Stanley Bank of America Merrill
Lynch Trust 144A FRB Ser. 12-C5, Class E,
4.611%, 8/15/45 W	$15,000	$13,846
Morgan Stanley Capital I Trust
Ser. 15-UBS8, Class B, 4.315%, 12/15/48 W	16,000	13,611
FRB Ser. 18-H3, Class XA, IO, 0.822%, 7/15/51 W	1,520,366	46,126
Ready Capital Mortgage Financing, LLC 144A
FRB Ser. 22-FL9, Class A, 6.79%, 6/25/37	16,123	16,017
FRB Ser. 20-FL4, Class A, 6.539%, 2/25/35	18,571	18,339
FRB Ser. 21-FL7, Class A, 5.589%, 11/25/36	25,545	24,361
Shelter Growth CRE Issuer, Ltd. 144A FRB
Ser. 21-FL3, Class A, 5.398%, 9/15/36
(Cayman Islands)	36,531	35,403
Wells Fargo Commercial Mortgage Trust
FRB Ser. 16-NXS5, Class C, 4.982%, 1/15/59 W	23,000	19,936
FRB Ser. 15-SG1, Class B, 4.453%, 9/15/48 W	18,000	15,754
FRB Ser. 13-LC12, Class AS, 4.296%, 7/15/46 W	19,000	18,648
FRB Ser. 13-LC12, Class C, 4.296%, 7/15/46 W	24,000	20,081
FRB Ser. 20-C57, Class C, 4.023%, 8/15/53 W	16,000	13,040
WF-RBS Commercial Mortgage Trust
Ser. 14-LC14, Class C, 4.344%, 3/15/47 W	23,000	21,488
FRB Ser. 13-C11, Class C, 4.192%, 3/15/45 W	47,000	45,247
Ser. 13-C11, Class AS, 3.311%, 3/15/45	6,238	6,167
Ser. 12-C10, Class AS, 3.241%, 12/15/45	9,839	9,839
WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 11-C3, Class D, 5.378%, 3/15/44 W	24,593	12,547
FRB Ser. 13-C15, Class D, 4.529%, 8/15/46 W	43,000	25,472
FRB Ser. 12-C10, Class XA, IO,
1.181%, 12/15/45 W	14,690	11
		1,496,186
Residential mortgage-backed securities (non-agency) (1.7%)
Citigroup Mortgage Loan Trust, Inc. FRB
Ser. 05-2, Class 1A2A, 3.724%, 5/25/35 W	6,811	6,572
Countrywide Alternative Loan Trust
FRB Ser. 06-OA10, Class 4A1, (ICE LIBOR USD
1 Month + 0.38%), 4.769%, 8/25/46	67,696	53,466
FRB Ser. 06-OA7, Class 1A2, (Federal Reserve
US 12 Month Cumulative Avg 1 yr CMT + 0.94%),
2.988%, 6/25/46	47,862	39,074
Ellington Financial Mortgage Trust 144A
Ser. 20-2, Class A2, 1.486%, 10/25/65 W	30,687	27,628
Federal Home Loan Mortgage Corporation
Structured Agency Credit Risk Debt FRN
Ser. 16-DNA2, Class M3, (ICE LIBOR USD 1 Month
+ 4.65%), 9.039%, 10/25/28	60,274	62,117
Federal Home Loan Mortgage Corporation 144A
Structured Agency Credit Risk Debt FRN
Ser. 22-DNA5, Class M1A, (US 30 Day Average
SOFR + 2.95%), 6.878%, 6/25/42	17,735	17,930
Structured Agency Credit Risk Trust FRB
Ser. 18-HRP2, Class M3, (ICE LIBOR USD
1 Month + 2.40%), 6.789%, 2/25/47	98,333	95,838
Structured Agency Credit Risk Debt FRN
Ser. 21-DNA2, Class M2, (US 30 Day Average
SOFR + 2.30%), 6.228%, 8/25/33	111,000	109,741
Structured Agency Credit Risk Trust REMICs
FRB Ser. 22-DNA3, Class M1A, (US 30 Day
Average SOFR + 2.00%), 5.928%, 4/25/42	67,703	67,364
Structured Agency Credit Risk Trust REMICs
FRB Ser. 22-DNA1, Class M1B, (US 30 Day
Average SOFR + 1.85%), 5.778%, 1/25/42	74,000	70,225

	Principal
MORTGAGE-BACKED SECURITIES (3.3%)* cont.	amount	Value

Residential mortgage-backed securities (non-agency) cont.
Federal Home Loan Mortgage Corporation 144A
Structured Agency Credit Risk Trust FRB
Ser. 18-HRP2, Class M3AS, (ICE LIBOR USD
1 Month + 1.00%), 5.389%, 2/25/47	$85,877	$84,001
Structured Agency Credit Risk Debt FRN
Ser. 22-DNA2, Class M1A, (US 30 Day Average
SOFR + 1.30%), 5.228%, 2/25/42	78,938	77,754
Structured Agency Credit Risk Trust REMICs
FRB Ser. 21-HQA3, Class M1, (US 30 Day
Average SOFR + 0.85%), 4.778%, 9/25/41	31,689	30,302
Seasoned Credit Risk Transfer Trust FRB
Ser. 17-2, Class 2, 4.00%, 8/25/56 W	64,065	62,403
Federal National Mortgage Association
Connecticut Avenue Securities FRB
Ser. 16-C01, Class 2M2, (ICE LIBOR USD 1 Month
+ 6.95%), 11.339%, 8/25/28	32,814	34,957
Connecticut Avenue Securities FRB
Ser. 16-C01, Class 1M2, (ICE LIBOR USD 1 Month
+ 6.75%), 11.139%, 8/25/28	49,553	52,133
Connecticut Avenue Securities FRB
Ser. 16-C03, Class 2M2, (ICE LIBOR USD 1 Month
+ 5.90%), 10.289%, 10/25/28	5,940	6,217
Connecticut Avenue Securities FRB
Ser. 13-C01, Class M2, (ICE LIBOR USD 1 Month
+ 5.25%), 9.639%, 10/25/23	4,847	4,976
Connecticut Avenue Securities FRB
Ser. 14-C04, Class 2M2, (ICE LIBOR USD 1 Month
+ 5.00%), 9.389%, 11/25/24	254	257
Connecticut Avenue Securities FRB
Ser. 14-C04, Class 1M2, (ICE LIBOR USD 1 Month
+ 4.90%), 9.289%, 11/25/24	2,150	2,254
Connecticut Avenue Securities FRB
Ser. 16-C05, Class 2M2, (ICE LIBOR USD 1 Month
+ 4.45%), 8.839%, 1/25/29	65,568	67,375
Connecticut Avenue Securities FRB
Ser. 16-C07, Class 2M2, (ICE LIBOR USD 1 Month
+ 4.35%), 8.739%, 5/25/29	94,859	97,701
Connecticut Avenue Securities FRB
Ser. 15-C01, Class 1M2, (ICE LIBOR USD 1 Month
+ 4.30%), 8.689%, 2/25/25	21,028	21,779
Connecticut Avenue Securities FRB
Ser. 16-C06, Class 1M2, (ICE LIBOR USD 1 Month
+ 4.25%), 8.639%, 4/25/29	41,057	42,087
Connecticut Avenue Securities FRB
Ser. 15-C02, Class 1M2, (ICE LIBOR USD
1 Month + 4.00%), 8.389%, 5/25/25	1,461	1,503
Connecticut Avenue Securities FRB
Ser. 17-C02, Class 2M2C, (ICE LIBOR USD
1 Month + 3.65%), 8.039%, 9/25/29	56,000	57,839
Connecticut Avenue Securities FRB
Ser. 17-C01, Class 1M2, (ICE LIBOR USD 1 Month
+ 3.55%), 7.939%, 7/25/29	77,674	79,233
Connecticut Avenue Securities FRB
Ser. 14-C03, Class 2M2, (ICE LIBOR USD 1 Month
+ 2.90%), 7.289%, 7/25/24	2,314	2,329
Connecticut Avenue Securities FRB
Ser. 18-C05, Class 1ED1, (ICE LIBOR USD
1 Month + 0.65%), 5.039%, 1/25/31	19,549	19,256
Federal National Mortgage Association 144A
Connecticut Avenue Securities FRB
Ser. 21-R02, Class 2M1, (US 30 Day Average
SOFR + 0.90%), 4.828%, 11/25/41	14,217	13,937

22	Putnam VT Global Asset Allocation Fund

	Principal
MORTGAGE-BACKED SECURITIES (3.3%)* cont.	amount	Value

Residential mortgage-backed securities (non-agency) cont.
Federal National Mortgage Association 144A
Connecticut Avenue Securities Trust FRB
Ser. 21-R01, Class 1M1, (US 30 Day Average
SOFR + 0.75%), 4.678%, 10/25/41	$12,678	$12,587
Long Beach Mortgage Loan Trust FRB Ser. 04-1,
Class A2, (ICE LIBOR USD 1 Month + 0.80%),
5.189%, 2/25/34	17,179	16,521
New Century Home Equity Loan Trust FRB
Ser. 03-4, Class M1, (ICE LIBOR USD 1 Month
+ 1.13%), 5.514%, 10/25/33	31,901	30,906
Park Place Securities, Inc. Asset-Backed
Pass-Through Certificates FRB Ser. 04-WCW2,
Class M3, (ICE LIBOR USD 1 Month + 1.05%),
5.439%, 10/25/34	19,150	18,576
RMF Buyout Issuance Trust 144A Ser. 20-HB1,
Class A1, 1.719%, 10/25/50 W	109,199	92,819
Verus Securitization Trust 144A Ser. 20-5,
Class A2, 1.578%, 5/25/65	41,257	37,491
Visio Trust 144A Ser. 20-1, Class A3,
3.521%, 8/25/55 W	117,000	101,712
WaMu Mortgage Pass-Through Certificates Trust
FRB Ser. 05-AR9, Class A1C3, (ICE LIBOR USD
1 Month + 0.96%), 5.349%, 7/25/45	16,979	15,376
		1,634,236

Total mortgage-backed securities (cost $3,436,848)		$3,207,767

	Principal
COMMODITY LINKED NOTES (0.5%)*†††	amount	Value

Goldman Sachs International 144A notes zero %,
3/31/23 (Indexed to the S&P GSCI Excess Return
Index multiplied by 3)	$604,000	$517,804
Total commodity Linked Notes (cost $604,000)		$517,804

FOREIGN GOVERNMENT AND AGENCY	Principal
BONDS AND NOTES (0.4%)*	amount	Value

Dominican (Republic of) sr. unsec.
unsub. notes Ser. REGS, 5.50%,
1/27/25 (Dominican Republic)	$130,000	$128,852
Indonesia (Republic of) sr. unsec.
unsub. notes 4.65%, 9/20/32
(Indonesia)	200,000	195,993
Mexico (Government of) sr. unsec.
bonds 5.55%, 1/21/45 (Mexico)	78,000	69,961
Uruguay (Oriental Republic of)
sr. unsec. unsub. bonds 7.625%,
3/21/36 (Uruguay)	10,000	12,631
Total foreign government and agency bonds and notes
(cost $443,421)		$407,437

	Principal
SENIOR LOANS (0.4%)*c	amount	Value

Adient US, LLC bank term loan FRN Ser. B, (ICE
LIBOR USD 3 Month + 3.25%), 7.634%, 4/1/28	$9,850	$9,730
AMC Entertainment Holdings, Inc. bank term
loan FRN Ser. B, (ICE LIBOR USD 1 Month
+ 3.00%), 7.274%, 4/22/26	9,809	5,283
American Airlines, Inc. bank term loan FRN (ICE
LIBOR USD 3 Month + 4.75%), 8.993%, 4/20/28	5,000	4,973
AppleCaramel Buyer, LLC bank term loan FRN
(CME Term SOFR 3 Month Plus CSA + 0.00%),
8.073%, 10/19/27	9,801	9,461
Ascend Learning, LLC bank term loan FRN (ICE
LIBOR USD 1 Month + 5.75%), 10.134%, 11/18/29	5,000	4,269

	Principal
SENIOR LOANS (0.4%)*c cont.	amount	Value

Asurion, LLC bank term loan FRN (ICE LIBOR USD
3 Month + 5.25%), 9.634%, 1/30/29	$5,000	$3,864
Asurion, LLC bank term loan FRN Ser. B9, (ICE
LIBOR USD 1 Month + 3.25%), 7.634%, 7/31/27	4,925	4,300
Brand Industrial Services, Inc. bank term
loan FRN (ICE LIBOR USD 3 Month + 4.25%),
8.496%, 6/21/24	19,664	17,550
BWAY Corp. bank term loan FRN Ser. B, (ICE
LIBOR USD 3 Month + 3.25%), 7.37%, 4/3/24	14,960	14,589
Clarios Global LP bank term loan FRN Ser. B, (ICE
LIBOR USD 3 Month + 3.25%), 7.637%, 4/30/26	34,881	34,111
Clear Channel Outdoor Holdings, Inc. bank
term loan FRN Ser. B, (ICE LIBOR USD 3 Month
+ 3.50%), 7.915%, 8/21/26	9,949	9,043
CP Atlas Buyer, Inc. bank term loan FRN
Ser. B1, (ICE LIBOR USD 3 Month + 3.50%),
7.884%, 11/23/27	10,701	9,344
CQP Holdco LP bank term loan FRN (ICE LIBOR
USD 3 Month + 3.75%), 8.48%, 5/27/28	14,775	14,687
DIRECTV Financing, LLC bank term loan FRN (ICE
LIBOR USD 3 Month + 5.00%), 9.384%, 7/22/27	18,628	18,096
Epicor Software Corp. bank term loan FRN (ICE
LIBOR USD 3 Month + 7.75%), 12.134%, 7/30/28	5,000	4,918
Epicor Software Corp. bank term loan FRN
Ser. B, (ICE LIBOR USD 3 Month + 3.25%),
7.634%, 7/30/27	29,325	28,099
Global Medical Response, Inc. bank term
loan FRN (ICE LIBOR USD 1 Month + 4.25%),
8.422%, 10/2/25	9,538	6,647
Greeneden US Holdings II, LLC bank term
loan FRN (ICE LIBOR USD 3 Month + 4.00%),
8.384%, 12/1/27	9,825	9,414
iHeartCommunications, Inc. bank term loan FRN
(ICE LIBOR USD 3 Month + 3.25%), 7.634%, 5/1/26	8,916	8,194
IRB Holding Corp. bank term loan FRN (CME
Term SOFR 3 Month Plus CSA + 3.00%),
7.317%, 12/15/27	4,913	4,761
Klockner-Pentaplast of America, Inc. bank term
loan FRN (ICE LIBOR USD 3 Month + 4.75%),
8.259%, 2/4/26	4,850	4,288
MajorDrive Holdings IV, LLC bank term loan FRN
(ICE LIBOR USD 3 Month + 4.00%), 8.813%, 6/1/28	14,763	13,840
Neptune Bidco US, Inc. bank term loan FRN
Class C, (CME Term SOFR 1 Month + 5.00%),
8.822%, 4/11/29	5,000	4,453
One Call Corp. bank term loan FRN Ser. B, (ICE
LIBOR USD 1 Month + 5.50%), 9.875%, 4/22/27	4,888	3,992
PECF USS Intermediate Holding III Corp. bank
term loan FRN Ser. B, (ICE LIBOR USD 1 Month
+ 4.25%), 8.634%, 12/17/28	24,750	20,567
PetSmart, LLC bank term loan FRN Ser. B, (ICE
LIBOR USD 3 Month + 3.75%), 8.13%, 1/29/28	18,950	18,505
Polaris Newco, LLC bank term loan FRN Ser. B,
(ICE LIBOR USD 3 Month + 4.00%), 8.73%, 6/3/28	9,850	8,967
Proofpoint, Inc. bank term loan FRN Ser. B, (ICE
LIBOR USD 3 Month + 6.25%), 10.985%, 8/31/29	10,000	9,567
Robertshaw Holdings Corp. bank term
loan FRN (ICE LIBOR USD 3 Month + 8.00%),
12.75%, 2/28/26	5,000	2,575
Rocket Software, Inc. bank term loan FRN (ICE
LIBOR USD 3 Month + 4.25%), 8.634%, 11/28/25	4,925	4,734
Starfruit US Holdco, LLC bank term loan FRN
Ser. B, (CME TERM SOFR 3 Month + 3.00%),
7.165%, 10/1/25	7,723	7,603

Putnam VT Global Asset Allocation Fund	23

		Principal
SENIOR LOANS (0.4%)*c cont.		amount	Value

Terrier Media Buyer, Inc. bank term loan FRN (ICE
LIBOR USD 3 Month + 3.50%), 8.23%, 12/17/26		$34,214	$31,959
TIBCO Software, Inc. bank term loan FRN
Ser. B, (CME Term SOFR 1 Month + 4.50%),
9.18%, 3/30/29		5,000	4,456
TK Elevator US Newco, Inc. bank term loan
FRN (ICE LIBOR USD 3 Month + 3.50%),
6.871%, 7/31/27		4,925	4,732
UKG, Inc. bank term loan FRN (ICE LIBOR USD
1 Month + 5.25%), 8.998%, 5/3/27		5,000	4,578
United Airlines, Inc. bank term loan FRN
Ser. B, (ICE LIBOR USD 3 Month + 3.75%),
8.108%, 4/21/28		9,825	9,683
Vertiv Group Corp. bank term loan FRN Ser. B,
(ICE LIBOR USD 3 Month + 2.75%), 6.892%, 3/2/27		14,405	13,871
Vision Solutions, Inc. bank term loan FRN
(US SOFR + 4.00%), 8.358%, 4/24/28		9,975	8,239
Total senior loans (cost $426,141)			$397,942

		Principal
ASSET-BACKED SECURITIES (0.1%)*		amount	Value

NewRez Warehouse Securitization Trust 144A
FRB Ser. 21-1, Class A, (ICE LIBOR USD 1 Month
+ 0.75%), 5.139%, 5/25/55		$46,000	$43,681
Station Place Securitization Trust 144A FRB
Ser. 22-3, Class A1, (CME Term SOFR 1 Month
+ 1.25%), 5.573%, 5/29/23		47,000	47,000
Towd Point Asset Trust 144A FRB Ser. 18-SL1,
Class A, (ICE LIBOR USD 1 Month + 0.60%),
4.989%, 1/25/46		15,931	15,893
Total asset-backed securities (cost $108,743)			$106,574

		Principal
CONVERTIBLE BONDS AND NOTES (—%)*		amount	Value

DISH Network Corp. cv. sr. unsec. notes
3.375%, 8/15/26		$5,000	$3,133
Nabors Industries, Inc. company guaranty cv. sr.
unsec. notes 0.75%, 1/15/24		15,000	13,800
Transocean, Inc. company guaranty cv. sr. unsec.
sub. notes 0.50%, 1/30/23		7,000	6,729
Total convertible bonds and notes (cost $24,691)			$23,662

		Principal
		amount/
SHORT-TERM INVESTMENTS (4.5%)*		shares	Value

Putnam Cash Collateral Pool, LLC 4.62% [d] Shares		271,878	$271,878
Putnam Short Term Investment Fund
Class P 4.53% L	Shares	2,067,499	2,067,499
U.S. Treasury Bills 3.925%, 1/17/23 # §		$100,000	99,858
U.S. Treasury Bills 3.652%, 1/12/23 #		1,400,000	1,398,784
U.S. Treasury Bills 3.823%, 2/2/23 §		200,000	199,366
U.S. Treasury Bills 3.686%, 1/24/23 #		100,000	99,776
U.S. Treasury Bills 3.981%, 1/3/23 # §		200,000	200,000
Total short-term investments (cost $4,336,750)			$4,337,161

Total investments (cost $97,330,382)			$106,582,262

Key to holding’s abbreviations

DAC	Designated Activity Company
FRB	Floating Rate Bonds: The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.

FRN	Floating Rate Notes: The rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor.
IO	Interest Only
LIBOR	London Interbank Offered Rate
PO	Principal Only
REMICs	Real Estate Mortgage Investment Conduit
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2022 through December 31, 2022 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $97,078,833.

††† The value of the commodity linked notes, which are marked to market daily, may be based on a multiple of the performance of the index. The multiple (or leverage) will increase the volatility of the note’s value relative to the change in the underlying index.

† This security is non-income-producing.

‡‡  Income may be received in cash or additional securities at the discretion of the issuer. The rate shown in parenthesis is the rate paid in kind, if applicable.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $1,576,872 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period. Collateral at period end totaled $197,808 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

W The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

24	Putnam VT Global Asset Allocation Fund

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 12/31/22 (aggregate face value $3,221,192)						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Bank of America N.A.
	Canadian Dollar	Buy	1/18/23	$12,556	$12,452	$104
	Euro	Buy	3/15/23	142,730	140,187	2,543
Barclays Bank PLC
	Euro	Buy	3/15/23	195,003	191,710	3,293
Citibank, N.A.
	Danish Krone	Sell	3/15/23	66,603	64,642	(1,961)
Goldman Sachs International
	Australian Dollar	Buy	1/18/23	191,359	183,415	7,944
	Israeli Shekel	Sell	1/18/23	262,916	271,598	8,682
HSBC Bank USA, National Association
	Hong Kong Dollar	Buy	2/15/23	47,623	47,364	259
JPMorgan Chase Bank N.A.
	Euro	Buy	3/15/23	129,285	127,233	2,052
	Norwegian Krone	Sell	3/15/23	208,429	205,207	(3,222)
	Singapore Dollar	Sell	2/15/23	165,711	157,282	(8,429)
	Swedish Krona	Sell	3/15/23	11,180	11,191	11
Morgan Stanley & Co. International PLC
	Australian Dollar	Sell	1/18/23	25,751	24,548	(1,203)
	British Pound	Buy	3/15/23	83,199	83,976	(777)
	Canadian Dollar	Buy	1/18/23	74	73	1
	Euro	Sell	3/15/23	264,486	260,921	(3,565)
	Japanese Yen	Buy	2/15/23	188,077	169,191	18,886
	Swiss Franc	Buy	3/15/23	84,674	82,990	1,684
NatWest Markets PLC
	Japanese Yen	Buy	2/15/23	36,484	32,811	3,673
State Street Bank and Trust Co.
	Australian Dollar	Buy	1/18/23	360,305	336,620	23,685
UBS AG
	Australian Dollar	Sell	1/18/23	252,602	240,284	(12,318)
WestPac Banking Corp.
	Australian Dollar	Sell	1/18/23	268,611	255,544	(13,067)
	Canadian Dollar	Buy	1/18/23	20,903	20,734	169
	Japanese Yen	Sell	2/15/23	312,234	301,219	(11,015)
Unrealized appreciation						72,986
Unrealized (depreciation)						(55,557)
Total						$17,429

* The exchange currency for all contracts listed is the United States Dollar.

Putnam VT Global Asset Allocation Fund	25

					Unrealized
	Number of	Notional		Expiration	appreciation/
FUTURES CONTRACTS OUTSTANDING at 12/31/22	contracts	amount	Value	date	(depreciation)
Russell 2000 Index E-Mini (Long)	38	$3,346,367	$3,364,710	Mar-23	$(77,527)
S&P 500 Index E-Mini (Long)	2	383,950	386,100	Mar-23	3,371
S&P 500 Index E-Mini (Short)	122	23,420,950	23,552,100	Mar-23	657,480
U.S. Treasury Bond 30 yr (Long)	11	1,378,781	1,378,781	Mar-23	(10,509)
U.S. Treasury Bond Ultra 30 yr (Long)	15	2,014,688	2,014,688	Mar-23	(16,323)
U.S. Treasury Note 2 yr (Long)	21	4,306,641	4,306,641	Mar-23	3,625
U.S. Treasury Note 5 yr (Long)	40	4,317,188	4,317,188	Mar-23	(9,926)
U.S. Treasury Note 10 yr (Long)	18	2,021,344	2,021,344	Mar-23	(12,744)
Unrealized appreciation					664,476
Unrealized (depreciation)					(127,029)
Total					$537,447

TBA SALE COMMITMENTS OUTSTANDING at 12/31/22	Principal	Settlement
(proceeds receivable $2,686,251)	amount	date	Value
Uniform Mortgage-Backed Securities, 5.00%, 1/1/53	$1,000,000	1/12/23	$986,094
Uniform Mortgage-Backed Securities, 2.50%, 1/1/53	1,000,000	1/12/23	847,813
Uniform Mortgage-Backed Securities, 2.00%, 1/1/53	1,000,000	1/12/23	816,218
Total			$2,650,125

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 12/31/22
		Upfront				Unrealized
		premium	Termination	Payments	Payments	appreciation/
Notional amount	Value	received (paid)	date	made by fund	received by fund	(depreciation)
$4,780,000	$21,606 E	$(15,500)	3/15/25	4.10% — Annually	US SOFR — Annually	$5,051
3,027,000	13,682 E	10,017	3/15/25	US SOFR — Annually	4.10% — Annually	(3,665)
1,216,000	523 E	4,881	3/15/28	3.70% — Annually	US SOFR — Annually	4,358
653,000	12,446 E	(9,139)	3/15/33	3.30% — Annually	US SOFR — Annually	3,305
1,251,000	23,844 E	17,669	3/15/33	US SOFR — Annually	3.30% — Annually	(6,175)
546,000	29,801 E	26,688	3/15/53	US SOFR — Annually	2.90% — Annually	(3,112)
122,000	913	(2)	12/29/32	3.468% — Annually	US SOFR — Annually	919
Total		$34,614				$681

E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 12/31/22
		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid)	received by	appreciation/
Notional amount	Value	received (paid)	date	by fund	or paid by fund	(depreciation)
Barclays Bank PLC
$3,085,383	$2,877,189	$—	12/1/32	(US SOFR plus 0.40%) —	A basket (BCPUDEAL) of	$(216,229)
				Monthly	common stocks — Monthly*
3,097,088	2,889,212	—	12/1/23	US SOFR plus 0.25% —	A basket (BCPUDEAS) of	213,870
				Monthly	common stocks — Monthly*
Goldman Sachs International
4,023,271	3,998,350	—	12/15/25	(US SOFR plus 0.40%) —	A basket (GSGLPWDL) of	(29,192)
				Monthly	common stocks — Monthly*
3,847,549	3,819,735	—	12/15/25	US SOFR minus 0.25% —	A basket (GSGLPWDS) of	28,984
				Monthly	common stocks — Monthly*
1,713	1,686	—	12/15/25	(US SOFR plus 0.40%) —	Evraz PLC — Monthly	(29)
				Monthly
Upfront premium received		—		Unrealized appreciation		242,854
Upfront premium (paid)		—		Unrealized (depreciation)		(245,450)
Total		$—		Total		$(2,596)

* The 50 largest components, and any individual component greater than 1% of basket value, are shown below.

26	Putnam VT Global Asset Allocation Fund

A BASKET (BCPUDEAL) OF COMMON STOCKS

				Percentage
Common stocks	Sector	Shares	Value	value
Altice USA, Inc. Class A	Communication services	8,469	$38,956	1.35%
American International Group, Inc.	Financials	612	38,696	1.34%
Textron, Inc.	Capital goods	541	38,301	1.33%
Targa Resources Corp.	Energy	519	38,155	1.33%
Toll Brothers, Inc.	Consumer cyclicals	763	38,093	1.32%
O’Reilly Automotive, Inc.	Consumer cyclicals	45	37,693	1.31%
Johnson Controls International PLC	Capital goods	581	37,198	1.29%
Gartner, Inc.	Consumer cyclicals	110	37,041	1.29%
Hologic, Inc.	Health care	494	36,920	1.28%
General Dynamics Corp.	Capital goods	148	36,686	1.28%
Valero Energy Corp.	Energy	289	36,662	1.27%
Ulta Beauty, Inc.	Consumer staples	78	36,589	1.27%
AbbVie, Inc.	Health care	225	36,401	1.27%
Allison Transmission Holdings, Inc.	Capital goods	862	35,858	1.25%
Apollo Global Management, Inc.	Financials	557	35,500	1.23%
Genuine Parts Co.	Consumer cyclicals	204	35,453	1.23%
Constellation Energy Corp.	Utilities and power	402	34,633	1.20%
Booking Holdings, Inc.	Consumer cyclicals	17	34,497	1.20%
Boyd Gaming Corp.	Consumer cyclicals	630	34,334	1.19%
Wyndham Hotels & Resorts, Inc.	Consumer cyclicals	481	34,275	1.19%
MGIC Investment Corp.	Financials	2,605	33,861	1.18%
Cadence Design Systems, Inc.	Technology	209	33,522	1.17%
Unum Group	Financials	815	33,460	1.16%
Merck & Co., Inc.	Health care	301	33,425	1.16%
Pure Storage, Inc. Class A	Technology	1,245	33,321	1.16%
Marathon Oil Corp.	Energy	1,225	33,171	1.15%
Wix.com, Ltd. (Israel)	Technology	426	32,740	1.14%
Synopsys, Inc.	Technology	102	32,699	1.14%
Molina Healthcare, Inc.	Health care	98	32,239	1.12%
Wintrust Financial Corp.	Financials	380	32,153	1.12%
ON Semiconductor Corp.	Technology	514	32,027	1.11%
Autonation, Inc.	Consumer cyclicals	298	31,954	1.11%
Manhattan Associates, Inc.	Technology	262	31,792	1.10%
East West Bancorp, Inc.	Financials	481	31,686	1.10%
Procore Technologies, Inc.	Technology	646	30,473	1.06%
Freeport-McMoRan, Inc. (Indonesia)	Basic materials	794	30,183	1.05%
Virtu Financial, Inc. Class A	Financials	1,474	30,083	1.05%
ManpowerGroup, Inc.	Consumer staples	360	29,939	1.04%
Smartsheet, Inc. Class A	Technology	748	29,439	1.02%
Uber Technologies, Inc.	Consumer staples	1,178	29,143	1.01%
Bio-Rad Laboratories, Inc. Class A	Health care	69	29,097	1.01%
Apartment Income REIT Corp.	Financials	835	28,662	1.00%
WestRock Co.	Basic materials	794	27,927	0.97%
Travel + Leisure Co.	Consumer cyclicals	754	27,428	0.95%
Tapestry, Inc.	Consumer cyclicals	714	27,207	0.95%
Live Nation Entertainment, Inc.	Consumer cyclicals	387	27,002	0.94%
Pinterest, Inc. Class A	Technology	1,076	26,124	0.91%
Expedia Group, Inc.	Consumer cyclicals	298	26,084	0.91%
NRG Energy, Inc.	Utilities and power	817	26,010	0.90%
Penske Automotive Group, Inc.	Consumer cyclicals	223	25,655	0.89%

Putnam VT Global Asset Allocation Fund	27

A BASKET (BCPUDEAS) OF COMMON STOCKS

				Percentage
Common stocks	Sector	Shares	Value	value
Five Below, Inc.	Consumer cyclicals	239	$42,332	1.47%
Universal Health Services, Inc. Class B	Health care	294	41,452	1.43%
Shift4 Payments, Inc. Class A	Consumer cyclicals	731	40,891	1.42%
BioMarin Pharmaceutical, Inc.	Health care	381	39,457	1.37%
Air Products & Chemicals, Inc.	Basic materials	124	38,259	1.32%
Ross Stores, Inc.	Consumer cyclicals	327	37,975	1.31%
Wynn Resorts, Ltd.	Consumer cyclicals	460	37,953	1.31%
Berkshire Hathaway, Inc. Class B	Financials	121	37,332	1.29%
BWX Technologies, Inc.	Capital goods	632	36,723	1.27%
RPM International, Inc.	Basic materials	372	36,208	1.25%
Ceridian HCM Holding, Inc.	Technology	563	36,086	1.25%
Cooper Cos., Inc. (The)	Health care	108	35,815	1.24%
TD SYNNEX Corp.	Technology	376	35,645	1.23%
Exact Sciences Corp.	Health care	719	35,578	1.23%
Commerce Bancshares, Inc./MO	Financials	521	35,463	1.23%
Becton Dickinson and Co.	Health care	138	35,095	1.21%
NextEra Energy, Inc.	Utilities and power	414	34,623	1.20%
Equifax, Inc.	Consumer cyclicals	177	34,309	1.19%
Erie Indemnity Co. Class A	Financials	136	33,907	1.17%
Texas Instruments, Inc.	Technology	205	33,865	1.17%
T Rowe Price Group, Inc.	Financials	297	32,367	1.12%
Royal Caribbean Cruises, Ltd.	Consumer cyclicals	642	31,755	1.10%
Pioneer Natural Resources Co.	Energy	138	31,422	1.09%
New York Community Bancorp, Inc.	Financials	3,647	31,368	1.09%
Boston Beer Co., Inc. Class A	Consumer staples	95	31,351	1.09%
Floor & Decor Holdings, Inc. Class A	Consumer cyclicals	449	31,290	1.08%
Kemper Corp.	Financials	630	31,008	1.07%
Domino’s Pizza, Inc.	Consumer staples	88	30,631	1.06%
General Electric Co.	Conglomerates	365	30,569	1.06%
NortonLifeLock, Inc.	Technology	1,406	30,138	1.04%
Tyler Technologties, Inc.	Technology	91	29,433	1.02%
Broadridge Financial Solutions, Inc.	Financials	218	29,294	1.01%
Paramount Global Class B	Consumer cyclicals	1,723	29,078	1.01%
Polaris, Inc.	Consumer cyclicals	286	28,875	1.00%
Norwegian Cruise Line Holdings, Ltd.	Consumer cyclicals	2,342	28,664	0.99%
Take-Two Interactive Software, Inc.	Technology	274	28,546	0.99%
Prudential Financial, Inc.	Financials	283	28,120	0.97%
Aspen Technology, Inc.	Technology	136	27,975	0.97%
New Fortress Energy, Inc.	Energy	657	27,849	0.96%
Organon & Co.	Health care	996	27,805	0.96%
Carnival Corp.	Consumer cyclicals	3,410	27,488	0.95%
Welltower, Inc.	Financials	414	27,107	0.94%
Digital Realty Trust, Inc.	Financials	270	27,085	0.94%
Driven Brands Holdings, Inc.	Consumer cyclicals	955	26,082	0.90%
Boeing Co. (The)	Capital goods	136	25,837	0.89%
Ball Corp.	Capital goods	503	25,749	0.89%
Thor Industries, Inc.	Consumer cyclicals	329	24,855	0.86%
Caterpillar, Inc.	Capital goods	103	24,614	0.85%
Stanley Black & Decker, Inc.	Consumer cyclicals	322	24,201	0.84%
CH Robinson Worldwide, Inc.	Transportation	254	23,234	0.80%

28	Putnam VT Global Asset Allocation Fund

A BASKET (GSGLPWDL) OF COMMON STOCKS

				Percentage
Common stocks	Sector	Shares	Value	value
Energias de Portugal (EDP) SA (Portugal)	Utilities and power	5,570	$27,680	0.69%
Merck & Co., Inc.	Health care	235	26,067	0.65%
Eiffage SA (France)	Basic materials	261	25,576	0.64%
Exxon Mobil Corp.	Energy	231	25,531	0.64%
Chevron Corp.	Energy	141	25,384	0.63%
Vinci SA (France)	Capital goods	255	25,379	0.63%
PepsiCo, Inc.	Consumer staples	140	25,304	0.63%
Fortive Corp.	Capital goods	391	25,106	0.63%
Keysight Technologies, Inc.	Technology	147	25,100	0.63%
Kirin Holdings Co., Ltd. (Japan)	Consumer staples	1,605	24,456	0.61%
SEI Investments Co.	Financials	416	24,238	0.61%
Hershey Co. (The)	Consumer staples	104	24,162	0.60%
Diageo PLC (United Kingdom)	Consumer staples	548	24,044	0.60%
Secom Co., Ltd. (Japan)	Consumer cyclicals	418	23,895	0.60%
Weyerhaeuser Co.	Basic materials	771	23,892	0.60%
Hartford Financial Services Group, Inc. (The)	Financials	313	23,699	0.59%
Textron, Inc.	Capital goods	330	23,386	0.58%
AT&T, Inc.	Communication services	1,266	23,305	0.58%
Philip Morris International, Inc.	Consumer staples	230	23,293	0.58%
Cummins, Inc.	Capital goods	96	23,141	0.58%
Ferrari NV (Italy)	Consumer cyclicals	108	22,976	0.57%
GoDaddy, Inc. Class A	Technology	306	22,926	0.57%
MSCI, Inc.	Technology	49	22,689	0.57%
FactSet Research Systems, Inc.	Consumer cyclicals	56	22,641	0.57%
Garmin, Ltd.	Technology	240	22,137	0.55%
Canadian Utilities, Ltd. Class A (Canada)	Utilities and power	815	22,053	0.55%
Marubeni Corp. (Japan)	Conglomerates	1,905	21,877	0.55%
Chubb, Ltd.	Financials	97	21,378	0.53%
Agilent Technologies, Inc.	Technology	142	21,222	0.53%
Colgate-Palmolive Co.	Consumer staples	260	20,460	0.51%
Sekisui Chemical Co., Ltd. (Japan)	Financials	1,447	20,238	0.51%
Gilead Sciences, Inc.	Health care	231	19,811	0.50%
Bezeq The Israeli Telecommunication Corp., Ltd. (Israel)	Communication services	11,301	19,426	0.49%
Leidos Holdings, Inc.	Technology	183	19,242	0.48%
Shell PLC (London Exchange) (United Kingdom)	Energy	687	19,221	0.48%
Nestle SA (Switzerland)	Consumer staples	165	19,154	0.48%
Nitto Denko Corp. (Japan)	Basic materials	322	18,674	0.47%
Avery Dennison Corp.	Basic materials	103	18,624	0.47%
Mettler-Toledo International, Inc.	Health care	13	18,492	0.46%
VeriSign, Inc.	Technology	89	18,385	0.46%
ConocoPhillips	Energy	156	18,377	0.46%
Toppan, Inc. (Japan)	Consumer cyclicals	1,228	18,187	0.45%
Aristocrat Leisure, Ltd. (Australia)	Consumer cyclicals	878	18,181	0.45%
Recruit Holdings Co., Ltd. (Japan)	Consumer staples	571	18,080	0.45%
Red Electrica Corporacion SA (Spain)	Utilities and power	1,020	17,693	0.44%
3M Co.	Conglomerates	146	17,468	0.44%
Dropbox, Inc. Class A	Technology	778	17,419	0.44%
Daito Trust Construction Co., Ltd. (Japan)	Consumer cyclicals	169	17,363	0.43%
Power Assets Holdings, Ltd. (Hong Kong)	Utilities and power	3,149	17,246	0.43%
NetApp, Inc.	Technology	285	17,115	0.43%

Putnam VT Global Asset Allocation Fund	29

A BASKET (GSGLPWDS) OF COMMON STOCKS

				Percentage
Common stocks	Sector	Shares	Value	value
SoftBank Corp. (Japan)	Communication services	2,258	$25,601	0.67%
CGI Group, Inc. Class A (Canada)	Technology	287	24,755	0.65%
Enel SpA (Italy)	Utilities and power	4,591	24,722	0.65%
Allianz SE (Germany)	Financials	114	24,486	0.64%
Reed Elsevier (United Kingdom)	Consumer cyclicals	884	24,464	0.64%
Solvay SA (France)	Basic materials	241	24,372	0.64%
LVMH Moet Hennessy Louis Vuitton SA (France)	Consumer cyclicals	33	24,306	0.64%
Visa, Inc. Class A	Financials	116	24,171	0.63%
AXA SA (France)	Financials	857	23,903	0.63%
Imperial Brands PLC (United Kingdom)	Consumer staples	954	23,886	0.63%
BNP Paribas SA (France)	Financials	418	23,829	0.62%
Air Liquide SA (France)	Basic materials	167	23,727	0.62%
Orange SA (France)	Communication services	2,382	23,660	0.62%
Moody’s Corp.	Consumer cyclicals	84	23,330	0.61%
Toyota Motor Corp. (Japan)	Consumer cyclicals	1,675	23,130	0.61%
Equifax, Inc.	Consumer cyclicals	114	22,251	0.58%
Waste Connections, Inc.	Capital goods	164	21,782	0.57%
BlackRock, Inc.	Financials	29	20,477	0.54%
Swisscom AG (Switzerland)	Communication services	37	20,228	0.53%
Bridgestone Corp. (Japan)	Consumer cyclicals	565	20,192	0.53%
Berkshire Hathaway, Inc. Class B	Financials	65	20,001	0.52%
Heineken NV (Netherlands)	Consumer staples	212	19,961	0.52%
EssilorLuxottica SA (France)	Health care	110	19,841	0.52%
NICE, Ltd. (Israel)	Communication services	102	19,718	0.52%
Cooper Cos., Inc. (The)	Health care	59	19,564	0.51%
D.R. Horton, Inc.	Consumer cyclicals	214	19,040	0.50%
S&P Global, Inc.	Consumer cyclicals	57	19,023	0.50%
Coca-Cola Co. (The)	Consumer staples	295	18,786	0.49%
International Paper Co.	Basic materials	538	18,644	0.49%
ORIX Corp. (Japan)	Financials	1,146	18,492	0.48%
Ingersoll Rand, Inc.	Capital goods	343	17,900	0.47%
Monster Beverage Corp.	Consumer staples	174	17,661	0.46%
Takeda Pharmaceutical Co., Ltd. (Japan)	Health care	561	17,584	0.46%
STERIS PLC	Health care	95	17,575	0.46%
CSL, Ltd. (Australia)	Health care	88	17,202	0.45%
Kubota Corp. (Japan)	Capital goods	1,235	17,092	0.45%
Atmos Energy Corp.	Utilities and power	152	17,035	0.45%
United Parcel Service, Inc. Class B	Transportation	98	16,996	0.44%
Masco Corp.	Consumer cyclicals	362	16,913	0.44%
CK Hutchison Holdings, Ltd. (Hong Kong)	Consumer staples	2,772	16,640	0.44%
Fastenal Co.	Consumer staples	348	16,461	0.43%
Swiss Re AG (Switzerland)	Financials	175	16,359	0.43%
Howmet Aerospace, Inc.	Capital goods	414	16,319	0.43%
Toyota Industries Corp. (Japan)	Consumer cyclicals	295	16,256	0.43%
TJX Cos., Inc. (The)	Consumer cyclicals	200	15,925	0.42%
Chocoladefabriken Lindt & Spruengli AG (Switzerland)	Consumer staples	0.15	15,915	0.42%
Nippon Yusen KK (Japan)	Transportation	668	15,833	0.41%
EDP Renovaveis SA (Spain)	Utilities and power	708	15,606	0.41%
TOTO, Ltd. (Japan)	Basic materials	454	15,560	0.41%
Koei Tecmo Holdings Co., Ltd. (Japan)	Technology	842	15,354	0.40%

30	Putnam VT Global Asset Allocation Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 12/31/22

		Upfront
		premium			Termi-		Unrealized
Swap counterparty/		received	Notional		nation	Payments	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	received by fund	(depreciation)
Bank of America N.A.
CMBX NA BBB–.6 Index	BB–/P	$273	$2,534	$621	5/11/63	300 bp — Monthly	$(346)
CMBX NA BBB–.6 Index	BB–/P	482	5,069	1,243	5/11/63	300 bp — Monthly	(758)
CMBX NA BBB–.6 Index	BB–/P	926	9,504	2,330	5/11/63	300 bp — Monthly	(1,399)
CMBX NA BBB–.6 Index	BB–/P	912	10,137	2,486	5/11/63	300 bp — Monthly	(1,568)
Citigroup Global Markets, Inc.
CMBX NA A.6 Index	A/P	120	459	62	5/11/63	200 bp — Monthly	58
CMBX NA A.6 Index	A/P	2,194	8,256	1,111	5/11/63	200 bp — Monthly	1,086
CMBX NA A.6 Index	A/P	3,215	12,385	1,667	5/11/63	200 bp — Monthly	1,553
CMBX NA A.6 Index	A/P	5,330	20,641	2,778	5/11/63	200 bp — Monthly	2,560
CMBX NA BB.11 Index	BB–/P	1,130	2,000	428	11/18/54	500 bp — Monthly	704
CMBX NA BB.14 Index	BB/P	439	4,000	955	12/16/72	500 bp — Monthly	(513)
CMBX NA BB.6 Index	B/P	2,008	9,572	3,662	5/11/63	500 bp — Monthly	(1,645)
CMBX NA BB.7 Index	B-/P	970	19,000	6,338	1/17/47	500 bp — Monthly	(5,350)
CMBX NA BB.9 Index	B/P	817	4,000	1,245	9/17/58	500 bp — Monthly	(424)
CMBX NA BBB–.10 Index	BB+/P	372	3,000	520	11/17/59	300 bp — Monthly	(146)
CMBX NA BBB–.10 Index	BB+/P	545	5,000	867	11/17/59	300 bp — Monthly	(318)
CMBX NA BBB–.10 Index	BB+/P	620	5,000	867	11/17/59	300 bp — Monthly	(243)
CMBX NA BBB–.11 Index	BBB–/P	63	1,000	152	11/18/54	300 bp — Monthly	(89)
Credit Suisse International
CMBX NA A.7 Index	BBB+/P	37	1,000	57	1/17/47	200 bp — Monthly	(20)
CMBX NA A.7 Index	BBB+/P	291	7,000	399	1/17/47	200 bp — Monthly	(105)
CMBX NA BB.7 Index	B-/P	401	3,000	1,001	1/17/47	500 bp — Monthly	(597)
CMBX NA BBB–.7 Index	BB–/P	237	3,000	642	1/17/47	300 bp — Monthly	(403)
CMBX NA BBB–.7 Index	BB–/P	1,379	21,000	4,496	1/17/47	300 bp — Monthly	(3,105)
Goldman Sachs International
CMBX NA A.13 Index	A-/P	(5)	1,000	83	12/16/72	200 bp — Monthly	(88)
CMBX NA BBB–.7 Index	BB–/P	887	12,000	2,569	1/17/47	300 bp — Monthly	(1,675)
JPMorgan Securities LLC
CMBX NA A.13 Index	A-/P	161	2,000	166	12/16/72	200 bp — Monthly	(4)
CMBX NA BB.6 Index	B/P	3,089	4,102	1,570	5/11/63	500 bp — Monthly	1,523
CMBX NA BBB–.13 Index	BBB–/P	132	1,000	203	12/16/72	300 bp — Monthly	(70)
CMBX NA BBB–.8 Index	BB/P	156	1,000	159	10/17/57	300 bp — Monthly	(2)
Morgan Stanley & Co. International PLC
CMBX NA A.13 Index	A-/P	(8)	1,000	83	12/16/72	200 bp — Monthly	(91)
CMBX NA BB.6 Index	B/P	737	2,051	785	5/11/63	500 bp — Monthly	(46)
CMBX NA BB.6 Index	B/P	1,478	4,102	1,570	5/11/63	500 bp — Monthly	(87)
Upfront premium received		29,401	Unrealized appreciation				7,484
Upfront premium (paid)		(13)	Unrealized (depreciation)				(19,092)
Total		$29,388	Total				$(11,608)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at December 31, 2022. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

Putnam VT Global Asset Allocation Fund	31

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 12/31/22

	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Citigroup Global Markets, Inc.
CMBX NA A.6 Index	$(82)	$459	$62	5/11/63	(200 bp) — Monthly	$(21)
CMBX NA BB.10 Index	(1,785)	7,000	2,232	11/17/59	(500 bp) — Monthly	440
CMBX NA BB.10 Index	(1,688)	7,000	2,232	11/17/59	(500 bp) — Monthly	537
CMBX NA BB.10 Index	(219)	2,000	638	11/17/59	(500 bp) — Monthly	416
CMBX NA BB.10 Index	(209)	2,000	638	11/17/59	(500 bp) — Monthly	427
CMBX NA BB.9 Index	(81)	2,000	622	9/17/58	(500 bp) — Monthly	540
CMBX NA BB.9 Index	(103)	1,000	311	9/17/58	(500 bp) — Monthly	207
CMBX NA BBB–.10 Index	(437)	2,000	347	11/17/59	(300 bp) — Monthly	(91)
CMBX NA BBB–.12 Index	(1,055)	6,000	1,085	8/17/61	(300 bp) — Monthly	27
CMBX NA BBB–.12 Index	(680)	4,000	723	8/17/61	(300 bp) — Monthly	41
CMBX NA BBB–.12 Index	(60)	1,000	181	8/17/61	(300 bp) — Monthly	120
CMBX NA BBB–.12 Index	(352)	1,000	181	8/17/61	(300 bp) — Monthly	(172)
CMBX NA BBB–.6 Index	(700)	6,970	1,709	5/11/63	(300 bp) — Monthly	1,004
CMBX NA BBB–.6 Index	(2,545)	5,069	1,243	5/11/63	(300 bp) — Monthly	(1,305)
CMBX NA BBB–.6 Index	(556)	1,267	311	5/11/63	(300 bp) — Monthly	(246)
CMBX NA BBB–.8 Index	(900)	6,000	954	10/17/57	(300 bp) — Monthly	51
Credit Suisse International
CMBX NA BB.10 Index	(476)	4,000	1,275	11/17/59	(500 bp) — Monthly	796
CMBX NA BB.10 Index	(534)	4,000	1,275	11/17/59	(500 bp) — Monthly	738
CMBX NA BB.10 Index	(249)	2,000	638	11/17/59	(500 bp) — Monthly	387
CMBX NA BB.7 Index	(506)	19,827	7,586	5/11/63	(500 bp) — Monthly	7,993
CMBX NA BB.7 Index	(1,291)	7,000	2,335	1/17/47	(500 bp) — Monthly	1,037
CMBX NA BB.7 Index	(1,151)	7,000	2,335	1/17/47	(500 bp) — Monthly	1,177
Goldman Sachs International
CMBX NA A.6 Index	(667)	3,670	494	5/11/63	(200 bp) — Monthly	(174)
CMBX NA A.6 Index	(578)	3,211	432	5/11/63	(200 bp) — Monthly	(147)
CMBX NA A.6 Index	(578)	3,211	432	5/11/63	(200 bp) — Monthly	(147)
CMBX NA A.6 Index	(523)	2,752	370	5/11/63	(200 bp) — Monthly	(154)
CMBX NA A.6 Index	(430)	2,293	309	5/11/63	(200 bp) — Monthly	(122)
CMBX NA A.6 Index	(327)	1,835	247	5/11/63	(200 bp) — Monthly	(81)
CMBX NA A.6 Index	(236)	1,376	185	5/11/63	(200 bp) — Monthly	(51)
CMBX NA BB.7 Index	(819)	5,000	1,668	1/17/47	(500 bp) — Monthly	844
CMBX NA BB.7 Index	(812)	4,000	1,334	1/17/47	(500 bp) — Monthly	518
CMBX NA BBB–.12 Index	(4,481)	25,000	4,520	8/17/61	(300 bp) — Monthly	24
CMBX NA BBB–.12 Index	(2,500)	14,000	2,531	8/17/61	(300 bp) — Monthly	23
CMBX NA BBB–.12 Index	(780)	4,000	723	8/17/61	(300 bp) — Monthly	(59)
CMBX NA BBB–.12 Index	(373)	2,000	362	8/17/61	(300 bp) — Monthly	(13)
JPMorgan Securities LLC
CMBX NA A.6 Index	(244)	1,376	185	5/11/63	(200 bp) — Monthly	(60)
CMBX NA A.6 Index	(243)	1,376	185	5/11/63	(200 bp) — Monthly	(58)
CMBX NA A.7 Index	(169)	8,000	456	1/17/47	(200 bp) — Monthly	284
CMBX NA BBB–.10 Index	(2,396)	19,000	3,293	11/17/59	(300 bp) — Monthly	886
CMBX NA BBB–.11 Index	(110)	1,000	152	11/18/54	(300 bp) — Monthly	41
CMBX NA BBB–.6 Index	(4,906)	13,939	3,418	5/11/63	(300 bp) — Monthly	(1,497)
CMBX NA BBB–.7 Index	(6,573)	28,000	5,995	1/17/47	(300 bp) — Monthly	(595)
Merrill Lynch International
CMBX NA BB.10 Index	(228)	4,000	1,275	11/17/59	(500 bp) — Monthly	1,044
CMBX NA BB.11 Index	(494)	1,000	214	11/18/54	(500 bp) — Monthly	(281)
CMBX NA BBB–.7 Index	(328)	4,000	856	1/17/47	(300 bp) — Monthly	526
CMBX NA BBB–.9 Index	(185)	1,000	189	9/17/58	(300 bp) — Monthly	3

32	Putnam VT Global Asset Allocation Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 12/31/22 cont.

	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Morgan Stanley & Co. International PLC
CMBX NA A.6 Index	$(1,259)	$5,963	$803	5/11/63	(200 bp) — Monthly	$(459)
CMBX NA A.6 Index	(980)	5,504	741	5/11/63	(200 bp) — Monthly	(242)
CMBX NA A.6 Index	(574)	2,752	370	5/11/63	(200 bp) — Monthly	(204)
CMBX NA A.6 Index	(514)	2,752	370	5/11/63	(200 bp) — Monthly	(144)
CMBX NA A.6 Index	(483)	2,293	309	5/11/63	(200 bp) — Monthly	(175)
CMBX NA A.6 Index	(168)	917	123	5/11/63	(200 bp) — Monthly	(44)
CMBX NA BB.10 Index	(470)	2,000	638	11/17/59	(500 bp) — Monthly	166
CMBX NA BB.10 Index	(210)	2,000	638	11/17/59	(500 bp) — Monthly	426
CMBX NA BB.10 Index	(304)	1,000	319	11/17/59	(500 bp) — Monthly	14
CMBX NA BB.7 Index	(193)	1,000	334	1/17/47	(500 bp) — Monthly	140
CMBX NA BB.9 Index	(61)	1,000	311	9/17/58	(500 bp) — Monthly	249
CMBX NA BBB–.10 Index	(6,792)	39,000	6,759	11/17/59	(300 bp) — Monthly	(56)
CMBX NA BBB–.10 Index	(286)	2,000	347	11/17/59	(300 bp) — Monthly	59
CMBX NA BBB–.10 Index	(240)	2,000	347	11/17/59	(300 bp) — Monthly	106
CMBX NA BBB–.12 Index	(3,516)	27,000	4,882	8/17/61	(300 bp) — Monthly	1,350
CMBX NA BBB–.13 Index	(62)	1,000	203	12/16/72	(300 bp) — Monthly	141
CMBX NA BBB–.7 Index	(408)	4,000	856	1/17/47	(300 bp) — Monthly	447
CMBX NA BBB–.8 Index	(127)	1,000	159	10/17/57	(300 bp) — Monthly	32
Upfront premium received	—		Unrealized appreciation			23,261
Upfront premium (paid)	(61,286)		Unrealized (depreciation)			(6,598)
Total	$(61,286)		Total			$16,663

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 12/31/22

		Upfront
		premium			Termi-	Payments	Unrealized
		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
CDX NA HY Series 39 Index	B+/P	$18,953	$603,000	$3,920	12/20/27	500 bp —	$23,878
						Quarterly
CDX NA IG Series 39 Index	BBB+/P	(9,701)	3,150,000	26,019	12/20/27	100 bp —	17,368
						Quarterly
Total		$9,252					$41,246

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at December 31, 2022. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

Putnam VT Global Asset Allocation Fund	33

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Basic materials	$2,489,911	$—	$—
Capital goods	3,710,406	—	—
Communication services	2,273,715	—	—
Conglomerates	769,364	—	—
Consumer cyclicals	7,627,653	—	—
Consumer staples	6,846,727	—	—
Energy	3,292,108	—	—
Financials	10,207,556	—	—
Health care	10,044,674	—	—
Technology	18,993,553	—	—
Transportation	1,024,011	—	—
Utilities and power	1,851,808	2,212	—
Total common stocks	69,131,486	2,212	—
Asset-backed securities	—	106,574	—
Commodity linked notes	—	517,804	—
Convertible bonds and notes	—	23,662	—
Corporate bonds and notes	—	13,603,926	—
Foreign government and agency bonds and notes	—	407,437	—
Mortgage-backed securities	—	3,207,767	—
Senior loans	—	397,942	—
U.S. government and agency mortgage obligations	—	14,846,291	—
Short-term investments	—	4,337,161	—
Totals by level	$69,131,486	$37,450,776	$—

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$17,429	$—
Futures contracts	537,447	—	—
TBA sale commitments	—	(2,650,125)	—
Interest rate swap contracts	—	(33,933)	—
Total return swap contracts	—	(2,596)	—
Credit default contracts	—	68,947	—
Totals by level	$537,447	$(2,600,278)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

34	Putnam VT Global Asset Allocation Fund

Statement of assets and liabilities
12/31/22

Assets
Investment in securities, at value, including $267,492 of securities on loan (Notes 1 and 9):
Unaffiliated issuers (identified cost $94,991,005)	$104,242,885
Affiliated issuers (identified cost $2,339,377) (Note 5)	2,339,377
Cash	2,901
Foreign currency (cost $4,956) (Note 1)	4,711
Dividends, interest and other receivables	369,031
Foreign tax reclaim	38,442
Receivable for shares of the fund sold	19,309
Receivable for investments sold	1,207,945
Receivable for sales of TBA securities (Note 1)	1,699,188
Receivable for variation margin on futures contracts (Note 1)	68,942
Receivable for variation margin on centrally cleared swap contracts (Note 1)	5,031
Unrealized appreciation on forward currency contracts (Note 1)	72,986
Unrealized appreciation on OTC swap contracts (Note 1)	273,599
Premium paid on OTC swap contracts (Note 1)	61,299
Total assets	110,405,646

Liabilities
Payable for investments purchased	116,320
Payable for purchases of TBA securities (Note 1)	9,404,122
Payable for shares of the fund repurchased	185,849
Payable for compensation of Manager (Note 2)	39,265
Payable for custodian fees (Note 2)	41,030
Payable for investor servicing fees (Note 2)	11,645
Payable for Trustee compensation and expenses (Note 2)	88,900
Payable for administrative services (Note 2)	1,187
Payable for distribution fees (Note 2)	6,784
Payable for variation margin on futures contracts (Note 1)	30,256
Payable for variation margin on centrally cleared swap contracts (Note 1)	3,055
Unrealized depreciation on OTC swap contracts (Note 1)	271,140
Premium received on OTC swap contracts (Note 1)	29,401
Unrealized depreciation on forward currency contracts (Note 1)	55,557
TBA sale commitments, at value (proceeds receivable $2,686,251) (Note 1)	2,650,125
Collateral on securities loaned, at value (Note 1)	271,878
Other accrued expenses	120,299
Total liabilities	13,326,813

Net assets	$97,078,833

Represented by
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$86,620,266
Total distributable earnings (Note 1)	10,458,567
Total — Representing net assets applicable to capital shares outstanding	$97,078,833
Computation of net asset value Class IA
Net assets	$66,139,816
Number of shares outstanding	4,353,531
Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$15.19

Computation of net asset value Class IB
Net assets	$30,939,017
Number of shares outstanding	2,003,279
Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$15.44

The accompanying notes are an integral part of these financial statements.

Putnam VT Global Asset Allocation Fund	35

Statement of operations
Year ended 12/31/22

Investment income
Dividends (net of foreign tax of $39,933)	$1,523,966
Interest (net of foreign tax of $156) (including interest income of $57,810 from investments in affiliated issuers) (Note 5)	1,103,997
Securities lending (net of expenses) (Notes 1 and 5)	984
Total investment income	2,628,947

Expenses
Compensation of Manager (Note 2)	640,345
Investor servicing fees (Note 2)	76,270
Custodian fees (Note 2)	84,273
Trustee compensation and expenses (Note 2)	4,614
Distribution fees (Note 2)	87,056
Administrative services (Note 2)	3,357
Auditing and tax fees	114,343
Other	62,241
Fees waived and reimbursed by Manager (Note 2)	(50,233)
Total expenses	1,022,266
Expense reduction (Note 2)	(219)
Net expenses	1,022,047

Net investment income	1,606,900

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	(477,450)
Foreign currency transactions (Note 1)	(7,240)
Forward currency contracts (Note 1)	70,817
Futures contracts (Note 1)	515,320
Swap contracts (Note 1)	(897,738)
Written options (Note 1)	213,476
Total net realized loss	(582,815)
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers and TBA sale commitments	(22,311,170)
Assets and liabilities in foreign currencies	(1,673)
Forward currency contracts	9,573
Futures contracts	830,336
Swap contracts	369,716
Total change in net unrealized depreciation	(21,103,218)

Net loss on investments	(21,686,033)

Net decrease in net assets resulting from operations	$(20,079,133)

The accompanying notes are an integral part of these financial statements.

36	Putnam VT Global Asset Allocation Fund

Statement of changes in net assets

	Year ended	Year ended
	12/31/22	12/31/21
Increase (decrease) in net assets
Operations:
Net investment income	$1,606,900	$1,365,068
Net realized gain (loss) on investments and foreign currency transactions	(582,815)	11,054,016
Change in net unrealized appreciation (depreciation) of investments and assets and liabilities in foreign currencies	(21,103,218)	4,624,513
Net increase (decrease) in net assets resulting from operations	(20,079,133)	17,043,597
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class IA	(1,252,464)	(829,820)
Class IB	(478,336)	(277,928)
Net realized short-term gain on investments
Class IA	(2,725,827)	(1,321,221)
Class IB	(1,262,870)	(582,424)
From net realized long-term gain on investments
Class IA	(4,278,358)	(1,005,982)
Class IB	(1,982,152)	(443,459)
Decrease from capital share transactions (Note 4)	(935,371)	(8,671,578)
Total increase (decrease) in net assets	(32,994,511)	3,911,185
Net assets:
Beginning of year	130,073,344	126,162,159
End of year	$97,078,833	$130,073,344

The accompanying notes are an integral part of these financial statements.

Putnam VT Global Asset Allocation Fund	37

Financial highlights

(For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:
Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Net asset value, end of period	Total return at net asset value (%)[b,c]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[b,d]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)[e]
Class IA
12/31/22	$20.05	.25	(3.20)	(2.95)	(.29)	(1.62)	(1.91)	$15.19	(15.82)	$66,140	.86 [f]	1.56[f]	262
12/31/21	18.21	.22	2.30	2.52	(.18)	(.50)	(.68)	20.05	14.25	89,120.84		1.13	306
12/31/20	16.95	.22	1.72	1.94	(.36)	(.32)	(.68)	18.21	12.58	87,732.86		1.32	320
12/31/19	15.17	.32	2.26	2.58	(.29)	(.51)	(.80)	16.95	17.42	88,722	.86 [f]	1.98[f]	164
12/31/18	18.14	.33	(1.53)	(1.20)	(.38)	(1.39)	(1.77)	15.17	(7.02)	86,731.85		1.97	132
Class IB
12/31/22	$20.34	.22	(3.26)	(3.04)	(.24)	(1.62)	(1.86)	$15.44	(16.03)	$30,939	1.11[f]	1.30[f]	262
12/31/21	18.47	.17	2.34	2.51	(.14)	(.50)	(.64)	20.34	13.95	40,953	1.09	.88	306
12/31/20	17.17	.18	1.75	1.93	(.31)	(.32)	(.63)	18.47	12.31	38,431	1.11	1.06	320
12/31/19	15.35	.28	2.29	2.57	(.24)	(.51)	(.75)	17.17	17.13	36,773	1.11[f]	1.72[f]	164
12/31/18	18.33	.29	(1.54)	(1.25)	(.34)	(1.39)	(1.73)	15.35	(7.26)	36,889	1.10	1.71	132

a Per share net investment income (loss) has been determined on the basis of weighted average number of shares outstanding during the period.

b The charges and expenses at the insurance company separate account level are not reflected.

c Total return assumes dividend reinvestment.

d Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

e Portfolio turnover includes TBA purchase and sale commitments.

f Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts:

Percentage of average
net assets
December 31, 2022	0.05%
December 31, 2019	0.01

The accompanying notes are an integral part of these financial statements.

38	Putnam VT Global Asset Allocation Fund

Notes to financial statements 12/31/22

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from January 1, 2022 through December 31, 2022.

Putnam VT Global Asset Allocation Fund (the fund) is a diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek long-term return consistent with preservation of capital. The fund invests a majority of its assets in a diversified portfolio of equity securities (growth or value stocks or both) of both U.S. and foreign companies of any size. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments. The fund also invests in a diversified portfolio of fixed-income investments, including both U.S. and foreign government obligations, corporate obligations and securitized debt instruments (such as mortgage-backed investments). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed-income investments. Putnam Management may also select other investments that do not fall within these asset classes. Putnam Management may also use to a significant extent derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1 — Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts

Putnam VT Global Asset Allocation Fund	39

managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, is recorded on the accrual basis. Amortization and accretion of premiums and discounts on debt securities, if any, is recorded on the accrual basis.

Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

The fund may have earned certain fees in connection with its senior loan purchasing activities. These fees, if any, are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk, to gain exposure to interest rates, to hedge against changes in values of securities it owns, owned or expects to own, to hedge prepayment risk, to generate additional income for the portfolio, to enhance returns on securities owned, to enhance the return on a security owned, to gain exposure to securities and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to equitize cash, and to gain exposure to interest rates.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates and to hedge prepayment risk.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any

40	Putnam VT Global Asset Allocation Fund

change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to manage exposure to specific securities, to gain exposure to a basket of securities, to gain exposure to specific markets or countries and to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the coun-terparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from coun-terparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Putnam VT Global Asset Allocation Fund	41

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $58,960 on open derivative contracts subject to the Master Agreements. There was no collateral pledged by the fund at period end for these agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $271,878 and the value of securities loaned amounted to $267,492.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $100 million ($317.5 million prior to October 14, 2022) unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from foreign currency gains and losses, from unrealized gains and losses on certain futures contracts, from unrealized gains and losses on passive foreign investment companies, from income on swap contracts, from interest-only securities, and from litigation and/or restitution payments. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $104,553 to increase undistributed net investment income, $805 to increase paid-in capital and $105,358 to increase accumulated net realized loss.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$16,611,177
Unrealized depreciation	(7,780,197)
Net unrealized appreciation	8,830,980
Undistributed ordinary income	1,628,957
Cost for federal income tax purposes	$95,688,451

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 40.4% of the fund is owned by accounts of one insurance company.

Note 2 — Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.750%	of the first $5 billion,
0.700%	of the next $5 billion,
0.650%	of the next $10 billion,
0.600%	of the next $10 billion,
0.550%	of the next $50 billion,
0.530%	of the next $50 billion,
0.520%	of the next $100 billion and
0.515%	of any excess thereafter.

42	Putnam VT Global Asset Allocation Fund

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.588% of the fund’s average net assets.

Putnam Management has contractually agreed, through April 30, 2024, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plan, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $50,233 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.25% of the average net assets of the equity and asset allocation portion of the fund managed by PIL and 0.20% of the average net assets of the fixed-income portion of the fund managed by PIL (prior to July 1, 2022, the annual rate was 0.35% of the average net assets of the portion of the fund managed by PIL).

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.25% of the average net assets of the equity and asset allocation portion of the fund’s assets for which PAC is engaged as sub-advisor and 0.20% of the average net assets of the fixed-income portion of the fund’s assets for which PAC is engaged as sub-advisor (prior to July 1, 2022, the annual rate was 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.07% of the fund’s average daily net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class IA	$51,876
Class IB	24,394
Total	$76,270

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $219 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $85, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) with respect to its class IB shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares. The expenses related to distribution fees during the reporting period are included in Distribution fees in the Statement of operations.

Note 3 — Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of	Proceeds
	purchases	from sales
Investments in securities, including
TBA commitments
(Long-term)	$291,746,839	$298,089,115
U.S. government securities
(Long-term)	—	—
Total	$291,746,839	$298,089,115

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4 — Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

		Class IA shares				Class IB shares
	Year ended 12/31/22		Year ended 12/31/21		Year ended 12/31/22		Year ended 12/31/21
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	25,017	$416,761	49,948	$969,656	109,349	$1,865,038	123,789	$2,411,525
Shares issued in connection with
reinvestment of distributions	479,480	8,256,649	174,614	3,157,023	212,278	3,723,358	70,975	1,303,811
	504,497	8,673,410	224,562	4,126,679	321,627	5,588,396	194,764	3,715,336
Shares repurchased	(596,803)	(9,772,645)	(597,137)	(11,388,139)	(331,914)	(5,424,532)	(262,182)	(5,125,454)
Net increase (decrease)	(92,306)	$(1,099,235)	(372,575)	$(7,261,460)	(10,287)	$163,864	(67,418)	$(1,410,118)

Putnam VT Global Asset Allocation Fund	43

Note 5 — Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares outstanding
	Fair value as of				and fair value as of
Name of affiliate	12/31/21	Purchase cost	Sale proceeds	Investment income	12/31/22
Short-term investments
Putnam Cash Collateral Pool, LLC*	$—	$4,392,056	$4,120,178	$1,646	$271,878
Putnam Short Term Investment
Fund**	4,966,168	21,838,210	24,736,879	57,810	2,067,499
Total Short-term investments	$4,966,168	$26,230,266	$28,857,057	$59,456	$2,339,377

*No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

**Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6 — Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Various financial industry groups have been planning for the transition away from LIBOR, but there are obstacles to converting certain longer-term securities and transactions to new reference rates. Markets are developing slowly and questions around liquidity in these rates and how to appropriately adjust these rates to mitigate any economic value transfer at the time of transition remain a significant concern. Neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets that rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of related transactions, such as hedges. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur at any time.

The Covid-19 pandemic and efforts to contain its spread have resulted in, among other effects, significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, significant changes in fiscal and monetary policies, and economic downturns and recessions. The effects of the Covid-19 pandemic have negatively affected, and may continue to negatively affect, the global economy, the economies of the United States and other individual countries, the financial performance of individual issuers, sectors, industries, asset classes, and markets, and the value, volatility, and liquidity of particular securities and other assets. The effects of the Covid-19 pandemic also are likely to exacerbate other risks that apply to the fund, which could negatively impact the fund’s performance and lead to losses on your investment in the fund. The duration of the Covid-19 pandemic and its effects cannot be determined with certainty.

Note 7 — Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8 — Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$—*
Written equity option contracts (contract amount)	$—*
Futures contracts (number of contracts)	300
Forward currency contracts (contract amount)	$8,600,000
Centrally cleared interest rate swap contracts (notional)	$11,000,000
OTC total return swap contracts (notional)	$12,700,000
Centrally cleared total return swap contracts (notional)	$2,000,000
OTC credit default contracts (notional)	$680,000
Centrally cleared credit default contracts (notional)	$3,600,000

*For the reporting period there were no holdings at the end of each fiscal quarter and the transactions were considered minimal.

44	Putnam VT Global Asset Allocation Fund

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives
Derivatives not accounted for as hedging	Statement of assets and		Statement of assets and
instruments under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Receivables, Net assets —
Credit contracts	Unrealized appreciation	$109,943*	Payables	$40,996
Foreign exchange contracts	Receivables	72,986	Payables	55,557
	Receivables, Net assets —		Payables, Net assets —
Equity contracts	Unrealized appreciation	903,705*	Unrealized depreciation	322,977*
	Receivables, Net assets —		Payables, Net assets —
Interest rate contracts	Unrealized appreciation	37,541*	Unrealized depreciation	117,351*
Total		$1,124,175		$536,881

*Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging			Forward currency
instruments under ASC 815	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$(135,685)	$(135,685)
Foreign exchange contracts	—	—	70,817	—	$70,817
Equity contracts	141,869	2,258,195	—	14,140	$2,414,204
Interest rate contracts	—	(1,742,875)	—	(776,193)	$(2,519,068)
Total	$141,869	$515,320	$70,817	$(897,738)	$(169,732)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$66,494	$66,494
Foreign exchange contracts	—	9,573	—	$9,573
Equity contracts	909,329	—	5,085	$914,414
Interest rate contracts	(78,993)	—	298,137	$219,144
Total	$830,336	$9,573	$369,716	$1,209,625

Putnam VT Global Asset Allocation Fund	45

Note 9 — Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	BofA Securities, Inc.	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total
Assets:
Centrally cleared interest rate
swap contracts§	$—	$—	$5,031	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$5,031
OTC Total return
swap contracts*#	—	213,870	—	—	—	—	—	28,984	—	—	—	—	—	—	—	—	—	242,854
OTC Credit default contracts —
protection sold*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
OTC Credit default contracts —
protection purchased*#	—	—	—	—	—	13,427	16,335	13,565	—	—	13,642	2,527	18,453	—	—	—	—	77,949
Centrally cleared credit
default contracts§	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Futures contracts§	—	—	—	68,942	—	—	—	—	—	—	—	—	—	—	—	—	—	68,942
Forward currency contracts#	2,647	3,293	—	—	—	—	—	16,626	259	2,063	—	—	20,571	3,673	23,685	—	169	72,986
Total Assets	$2,647	$217,163	$5,031	$68,942	$—	$13,427	$16,335	$59,175	$259	$2,063	$13,642	$2,527	$39,024	$3,673	$23,685	$—	$169	$467,762
Liabilities:
Centrally cleared interest rate
swap contracts§	—	—	2,848	—	—	—	—	—	—	—	—	—	—	—	—	—	—	2,848
OTC Total return
swap contracts*#	—	216,229	—	—	—	—	—	29,221	—	—	—	—	—	—	—	—	—	245,450
OTC Credit default contracts —
protection sold*#	6,664	—	—	—	—	20,590	6,575	2,645	—	—	2,091	—	2,431	—	—	—	—	40,996
OTC Credit default contracts —
protection purchased*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Centrally cleared credit
default contracts§	—	—	207	—	—	—	—	—	—	—	—	—	—	—	—	—	—	207
Futures contracts§	—	—	—	11,780	—	—	—	—	—	—	18,476	—	—	—	—	—	—	30,256
Forward currency contracts#	—	—	—	—	1,961	—	—	—	—	11,651	—	—	5,545	—	—	12,318	24,082	55,557
Total Liabilities	$6,664	$216,229	$3,055	$11,780	$1,961	$20,590	$6,575	$31,866	$—	$11,651	$20,567	$—	$7,976	$—	$—	$12,318	$24,082	$375,314
Total Financial and Derivative
Net Assets	$(4,017)	$934	$1,976	$57,162	$(1,961)	$(7,163)	$9,760	$27,309	$259	$(9,588)	$(6,925)	$2,527	$31,048	$3,673	$23,685	$(12,318)	$(23,913)	$92,448
Total collateral received
(pledged)†##	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Net amount	$(4,017)	$934	$1,976	$57,162	$(1,961)	$(7,163)	$9,760	$27,309	$259	$(9,588)	$(6,925)	$2,527	$31,048	$3,673	$23,685	$(12,318)	$(23,913)
Controlled collateral received
(including TBA commitments)**	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Collateral (pledged) (including
TBA commitments)**	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts and centrally cleared swap contracts, which is not included in the table above, amounted to $1,576,872 and $197,808, respectively.

46 Putnam VT Global Asset Allocation Fund	Putnam VT Global Asset Allocation Fund 47

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $76,770 as a capital gain dividend with respect to the taxable year ended December 31, 2022, or, if subsequently determined to be different, the net capital gain of such year.

The fund designated 17.06% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

48	Putnam VT Global Asset Allocation Fund

About the Trustees

Name Year of birth Position held	Principal occupations during past five years	Other directorships	
Independent Trustees			
Liaquat Ahamed Born 1952 Trustee since 2012	Author; won Pulitzer Prize for *Lords of Finance: The Bankers Who Broke the World.*	Chair of the Sun Valley Writers Conference, a literary not-for-profit organization, and a Trustee of the Journal of Philosophy.	
Barbara M. Baumann Born 1955 Trustee since 2010 Vice Chair since 2022	President of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects.	Director of Devon Energy Corporation, a publicly traded independent natural gas and oil exploration and production company; Director of National Fuel Gas Company, a publicly traded energy company that engages in the production, gathering, transportation, distribution, and marketing of natural gas; Senior Advisor to the energy private equity firm First Reserve; member of the Finance Committee of the Children's Hospital of Colorado; member of the Investment Committee of the Board of The Denver Foundation; and previously a Director of publicly traded companies Buckeye Partners LP, UNS Energy Corporation, CVR Energy Company, and SM Energy Corporation.	
Katinka Domotorffy Born 1975 Trustee since 2012	Voting member of the Investment Committees of the Anne Ray Foundation and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies.	Director of the Great Lakes Science Center and of College Now Greater Cleveland.	
Catharine Bond Hill Born 1954 Trustee since 2017	Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, Dr. Hill served as the 10th president of Vassar College.	Director of Yale-NUS College and Trustee of Yale University.	
Kenneth R. Leibler Born 1949 Trustee since 2006 Vice Chair from 2016 to 2018, Chair since 2018	Vice Chair Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston. Member of the Investment Committee of the Boston Arts Academy Foundation.	Director of Eversource Corporation, which operates New England's largest energy delivery system; previously the Chairman of the Boston Options Exchange, an electronic marketplace for the trading of listed derivatives securities; previously the Chairman and Chief Executive Officer of the Boston Stock Exchange; and previously the President and Chief Operating Officer of the American Stock Exchange.	
Jennifer Williams Murphy Born 1964 Trustee since 2022	Chief Executive Officer and Founder of Runa Digital Assets, LLC, an institutional investment advisory firm specializing in active management of digital assets. Until 2021, Chief Operating Officer of Western Asset Management, LLC, a global investment adviser, and Chief Executive Officer and President of Western Asset Mortgage Capital Corporation, a mortgage finance real estate investment trust.	Previously, a Director of Western Asset Capital Corporation.	
Marie Pillai Born 1954 Trustee since 2022	Senior Advisor, Hunter Street Partners, LP, an asset-oriented private investment firm; Specialty Leader and Member of the Curriculum Committee of the Center for Board Certified Fiduciaries, a public benefit corporation providing coursework for developing fiduciaries. Until 2019, Vice President, Chief Investment Officer, and Treasurer of General Mills, Inc., a global food company.	Director of the Catholic Community Foundation of Minnesota; Investment Advisory Board Member of the University of Minnesota; Member of the Investment Committee of the Bush Foundation, a nonprofit organization supporting community problem-solving in Minnesota, North Dakota, and South Dakota; Member of the Finance Council and Corporate Board of the Archdiocese of Saint Paul and Minneapolis; and previously a Board Member of Catholic Charities of St. Paul and Minneapolis.	
George Putnam III Born 1951 Trustee since 1984	Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services, and President of New Generation Advisors, LLC, a registered investment adviser to private funds.	Director of The Boston Family Office, LLC, a registered investment advisor; a Director of the Gloucester Marine Genomics Institute; a Trustee of the Lowell Observatory Foundation; and previously a Trustee of the Marine Biological Laboratory.

Putnam VT Global Asset Allocation Fund	49

Name Year of birth Position held	Principal occupations during past five years	Other directorships	
Manoj P. Singh Born 1952 Trustee since 2017	Until 2015, Chief Operating Officer and Global Managing Director at Deloitte Touche Tohmatsu, Ltd., a global professional services organization, serving on the Deloitte U.S. Board of Directors and the boards of Deloitte member firms in China, Mexico, and Southeast Asia.	Director of ReNew Energy Global plc, a publicly traded renewable energy company; Director of Abt Associates, a global research firm working in the fields of health, social and environmental policy, and international development; Trustee of Carnegie Mellon University; Director of Pratham USA, an organization dedicated to children's education in India; member of the advisory board of Altimetrik, a business transformation and technology solutions firm; and Director of DXC Technology, a global IT services and consulting company.	
Mona K. Sutphen Born 1967 Trustee since 2020	Partner, Investment Strategies, at The Vistria Group, a private investment firm focused on middle-market companies in the health care, education, and financial services industries. From 2014 to 2018, Partner at Macro Advisory Partners, a global consulting firm.	Director of Spotify Technology S.A., a publicly traded audio content streaming service; Director of Unitek Learning, a private nursing and medical services education provider in the United States; Board Member, International Rescue Committee; Co-Chair of the Board of Human Rights First; Trustee of Mount Holyoke College; member of the Advisory Board for the Center on Global Energy Policy at Columbia University's School of International and Public Affairs; previously Director of Pattern Energy and Pioneer Natural Resources, publicly traded energy companies; and previously Managing Director of UBS AG.	

Interested Trustee

Robert L. Reynolds* Born 1952 Trustee since 2008, President and Chief Executive Officer of Putnam Investments since 2008	President and Chief Executive Officer of Putnam Investments; member of Putnam Investments' Board of Directors; and Chair of Great-West Lifeco U.S. LLC. Prior to 2019, also President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products, and of Great-West Lifeco U.S. LLC, a holding company that owns Putnam Investments and Great-West Financial, and a member of Great-West Financial's Board of Directors.	Director of the Concord Museum; Director of Dana-Farber Cancer Institute; Director of the U.S. Ski & Snowboard Foundation; Chair of the Boston Advisory Board of the American Ireland Fund; Council Co-Chair of the American Enterprise Institute; Member of U.S. Chamber of Commerce, Center for Capital Markets Competitiveness; Chair of Massachusetts High Technology Council; Member of the Chief Executives Club of Boston; Member of the Massachusetts General Hospital President's Council; Chairman of the Board of Directors of the Ron Burton Training Village; Director and former Chair of the Massachusetts Competitive Partnership; former Chair of the West Virginia University Foundation; and former Executive Committee Member of the Greater Boston Chamber of Commerce.

*Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of December 31, 2022, there were 92 mutual funds, 4 closed-end funds, and 7 exchange-traded funds in the Putnam funds complex. Each Trustee serves as Trustee of all funds in the Putnam funds complex.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

50	Putnam VT Global Asset Allocation Fund

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

James F. Clark (Born 1974)	Richard T. Kircher (Born 1962)	Denere P. Poulack (Born 1968)
Vice President and Chief Compliance Officer	Vice President and BSA Compliance Officer	Assistant Vice President, Assistant Clerk,
Since 2016	Since 2019	and Assistant Treasurer
Chief Compliance Officer and Chief Risk Officer,	Assistant Director, Operational Compliance,	Since 2004
Putnam Investments, and Chief Compliance	Putnam Investments and Putnam
Officer, Putnam Management	Retail Management	Janet C. Smith (Born 1965)
Vice President, Principal Financial
Nancy E. Florek (Born 1957)	Martin Lemaire (Born 1984)	Officer, Principal Accounting Officer,
Vice President, Director of Proxy Voting	Vice President and Derivatives Risk Manager	and Assistant Treasurer
and Corporate Governance, Assistant Clerk,	Since 2022	Since 2007
and Assistant Treasurer	Risk Manager and Risk Analyst,	Head of Fund Administration Services, Putnam
Since 2000	Putnam Investments	Investments and Putnam Management

Michael J. Higgins (Born 1976)	Susan G. Malloy (Born 1957)	Stephen J. Tate (Born 1974)
Vice President, Treasurer, and Clerk	Vice President and Assistant Treasurer	Vice President and Chief Legal Officer
Since 2010	Since 2007	Since 2021
	Head of Accounting and Middle Office Services,	General Counsel, Putnam Investments, Putnam
Jonathan S. Horwitz (Born 1955)	Putnam Investments and Putnam Management	Management, and Putnam Retail Management
Executive Vice President, Principal Executive
Officer, and Compliance Liaison	Alan G. McCormack (Born 1964)	Mark C. Trenchard (Born 1962)
Since 2004	Vice President and Derivatives Risk Manager	Vice President
	Since 2022	Since 2002
	Head of Quantitative Equities and Risk,	Director of Operational Compliance, Putnam
	Putnam Investments	Investments and Putnam Retail Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

Putnam VT Global Asset Allocation Fund	51

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52	Putnam VT Global Asset Allocation Fund

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2022, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT from the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Fund information

Investment Manager	Investor Servicing Agent	Trustees
Putnam Investment Management, LLC	Putnam Investments	Kenneth R. Leibler, Chair
100 Federal Street	Mailing address:	Barbara M. Baumann, Vice Chair
Boston, MA 02110	P.O. Box 219697	Liaquat Ahamed
	Kansas City, MO 64121-9697	Katinka Domotorffy
Investment Sub-Advisors	1-800-225-1581	Catharine Bond Hill
Putnam Investments Limited		Jennifer Williams Murphy
16 St James’s Street	Custodian	Marie Pillai
London, England SW1A 1ER	State Street Bank and Trust Company	George Putnam III
Robert L. Reynolds
The Putnam Advisory Company, LLC	Legal Counsel	Manoj P. Singh
100 Federal Street	Ropes & Gray LLP	Mona K. Sutphen
Boston, MA 02110
Independent Registered
Marketing Services	Public Accounting Firm
Putnam Retail Management	PricewaterhouseCoopers LLP
Limited Partnership
100 Federal Street
Boston, MA 02110

The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam VT Global Asset Allocation Fund	53

This report has been prepared for the shareholders
of Putnam VT Global Asset Allocation Fund.	VTAN062 332122 2/23

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In January 2023, the Code of Ethics of Putnam Investments and Code of Ethics of Putnam Funds were amended. The key changes to the Putnam Investments Code of Ethics are as follows: (i) Prohibition on investments in a single stock ETFs and (ii) Revision to the 7-day blackout rule for Analysts. The key change to the Putnam Funds Code of Ethics was that the provisions of the Code of Ethics for employees of PanAgora Asset Management, inc. and any of its subsidiaries are excluded from the Putnam Funds’ Code of Ethics.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit, Compliance and Risk Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each member of the Audit, Compliance and Risk Committee also possesses a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualifies him or her for service on the Committee. In addition, the Trustees have determined that each of Dr. Hill, Ms. Murphy and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education.The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Risk Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

December 31, 2022	$99,786	$ —	$11,840	$ —
December 31, 2021	$105,197	$ —	$10,053	$ —

For the fiscal years ended December 31, 2022 and December 31, 2021, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $253,851 and $303,473 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Risk Committee. The Audit, Compliance and Risk Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Risk Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2–01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

December 31, 2022	$ —	$242,011	$ —	$ —
December 31, 2021	$ —	$293,420	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: February 28, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: February 28, 2023

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: February 28, 2023